     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 2003


                                                     REGISTRATION NOS. 333-45813
                                                                       811-08641

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM N-6


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 9
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 4


                            ------------------------

                        EQUITRUST LIFE VARIABLE ACCOUNT
                           (Exact Name of Registrant)

                        EQUITRUST LIFE INSURANCE COMPANY
                              (Name of Depositor)

                            ------------------------

                             5400 UNIVERSITY AVENUE
                          WEST DES MOINES, IOWA 50266
                                 (515) 225-5400
          (Address and Telephone Number of Principal Executive Office)

                           STEPHEN M. MORAIN, ESQUIRE
                             5400 UNIVERSITY AVENUE
                          WEST DES MOINES, IOWA 50266
               (Name and Address of Agent for Service of Process)

                            ------------------------

                                    COPY TO:

                            STEPHEN E. ROTH, ESQUIRE
                        SUTHERLAND ASBILL & BRENNAN LLP
                         1275 PENNSYLVANIA AVENUE, N.W.
                          WASHINGTON, D.C. 20004-2415

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):

    / / IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b) OF RULE 485;


    /X/ ON MAY 1, 2003 PURSUANT TO PARAGRAPH (b)


    / / 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(1) OF RULE 485;


    / / ON (DATE) PURSUANT TO PARAGRAPH (a)(1) OF RULE 485.


IF APPROPRIATE, CHECK THE FOLLOWING BOX:

    / / THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A
        PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

TITLE OF SECURITIES BEING REGISTERED: FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

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                        EQUITRUST LIFE VARIABLE ACCOUNT

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
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                                   PROSPECTUS

                                  May 1, 2003

Equitrust Life Insurance Company ("EquiTrust," "we," "us" or "our") is offering a flexible premium variable life insurance policy (the "Policy") described in this Prospectus. Equitrust designed the Policy: (1) to provide insurance protection to age 115 (age 95 in certain states); and (2) to permit the purchaser of a Policy ("you" or "your") to vary premium payments and adjust the death proceeds payable under the Policy.

While the Policy is in force, we will pay:

    -  death proceeds upon the Insured's death, and

    - a Net Surrender Value or Net Accumulated Value upon complete surrender or partial withdrawal of the Policy.

You may allocate Net Premiums under a Policy to one or more of the Subaccounts of Equitrust Life Variable Account (the "Variable Account"). Death proceeds may, and Accumulated Value will, vary with the investment performance of the Variable Account. Each Subaccount invests exclusively in shares of the Investment Options listed below. Current prospectuses that describe the investment objectives and risks of each investment option must accompany or precede this Prospectus.

American Century-Registered Trademark-
  VP Ultra-Registered Trademark- Fund
  VP Vista Fund
Dreyfus Variable Investment Fund

  VIF Appreciation Portfolio
  VIF Developing Leaders Portfolio
  VIF Disciplined Stock Portfolio
  VIF Growth and Income Portfolio
  VIF International Equity Portfolio

Dreyfus Socially Responsible Growth
  Fund, Inc.
EquiTrust Variable Insurance Series Fund
  Blue Chip Portfolio
  High Grade Bond Portfolio
  Managed Portfolio
  Money Market Portfolio
  Strategic Yield Portfolio
  Value Growth Portfolio
Fidelity Variable Insurance Products
 Funds
  VIP Contrafund-Registered Trademark- Portfolio--Initial Class
  VIP Growth Portfolio--Initial Class
  VIP Growth & Income Portfolio--Initial Class
  VIP High Income Portfolio--Service Class 2
  VIP Index 500 Portfolio--Initial Class
  VIP Mid Cap Portfolio--Service Class 2
  VIP Overseas Portfolio--Initial Class
Franklin Templeton Variable Insurance
 Products Trust

  Franklin Real Estate Fund--Class 2
  Franklin Small Cap Fund--Class 2
  Franklin Small Cap Value Securities
   Fund--Class 2
  Franklin U.S. Government Fund--Class 2
  Mutual Shares Securities Fund--Class 2
  Templeton Growth Securities Fund--Class 2

J.P. Morgan Series Trust II

  JPMorgan Mid Cap Value Portfolio
  JPMorgan Small Company Portfolio

Summit Pinnacle Series

  Nasdaq-100 Index Portfolio
  Russell 2000 Small Cap Index
   Portfolio
  S&P MidCap 400 Index Portfolio

T. Rowe Price Equity Series, Inc.
  Equity Income Portfolio
  Mid-Cap Growth Portfolio
  New America Growth Portfolio
  Personal Strategy Balanced Portfolio
T. Rowe Price International Series, Inc.

  International Stock Portfolio

You may also allocate Net Premiums to the Declared Interest Option, which is supported by our General Account. We credit amounts allocated to the Declared Interest Option with at least a 4% annual interest rate.

Please note that the Policies and Investment Options are not bank deposits, are not federally insured, are not guaranteed to achieve their goals and are subject to risks, including loss of the amount invested. We do not guarantee the amount and/or duration of insurance coverage under the Policy

This Prospectus provides basic information that you should know before purchasing the Policy. You should consider the Policy in conjunction with other insurance you own. REPLACING YOUR EXISTING LIFE INSURANCE WITH THIS POLICY MAY NOT BE TO YOUR ADVANTAGE. IN ADDITION, IT MAY NOT BE TO YOUR ADVANTAGE TO FINANCE THE PURCHASE OR MAINTENANCE OF THIS POLICY THROUGH A LOAN OR THROUGH WITHDRAWALS FROM ANOTHER POLICY. PLEASE CONSULT YOUR REGISTERED REPRESENTATIVE OR TAX ADVISER.

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE SECURITIES
        OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   Please read this Prospectus carefully and retain it for future reference.

                                   Issued By:
                        EquiTrust Life Insurance Company
                             5400 University Avenue
                          West Des Moines, Iowa 50266
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TABLE OF CONTENTS
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
                                                                PAGE
                                                              ---------
POLICY BENEFITS/RISK SUMMARY................................         3
      Policy Benefits.......................................         3
      Policy Risks..........................................         5
      Portfolio Risks.......................................         6
      Fee Tables............................................         7
EQUITRUST LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT...        15
      EquiTrust Life Insurance Company......................        15
      IMSA..................................................        15
      The Variable Account..................................        15
      Investment Options....................................        15
      Addition, Deletion or Substitution of Investments.....        22
THE POLICY..................................................        22
      Purchasing the Policy.................................        22
      Premiums..............................................        23
      Examination of Policy (Cancellation Privilege)........        25
      Policy Lapse and Reinstatement........................        26
POLICY BENEFITS.............................................        27
      Accumulated Value Benefits............................        27
      Transfers.............................................        29
      Loan Benefits.........................................        31
      Death Proceeds........................................        32
      Accelerated Payments of Death Proceeds................        34
      Benefits at Maturity..................................        35
CHARGES AND DEDUCTIONS......................................        35
      Premium Expense Charge................................        35
      Monthly Deduction.....................................        35
      Transfer Charge.......................................        37
      Partial Withdrawal Fee................................        38
      Surrender Charge......................................        38
      Variable Account Charges..............................        38
THE DECLARED INTEREST OPTION................................        39
      Transfers, Partial Withdrawals, Surrenders and Policy
       Loans................................................        39
GENERAL PROVISIONS..........................................        40
      Change of Provisions..................................        40
      Ownership.............................................        40
      The Beneficiary.......................................        40
DISTRIBUTION OF THE POLICIES................................        40
FEDERAL TAX MATTERS.........................................        41
      Introduction..........................................        41
      Tax Status of the Policy..............................        41
      Tax Treatment of Policy Benefits......................        42
      Possible Tax Law Changes..............................        44
      Taxation of the Company...............................        44

                                                                PAGE
                                                              ---------
ADDITIONAL INFORMATION......................................        45
      Voting Rights.........................................        45
      Abusive Trading Practices.............................        45
      Postponement of Payments..............................        45
      Legal Proceedings.....................................        46
FINANCIAL STATEMENTS........................................        46
STATEMENT OF ADDITIONAL INFORMATION.........................        47
GLOSSARY....................................................       G-1
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS.......   SAI-TOC


                   The Policy is not available in all States.

This Prospectus constitutes an offering only in those jurisdictions where such offering may lawfully be made.

EquiTrust has not authorized any dealer, salesman or other person to give any information or make any representations in connection with this offering other than those contained in this Prospectus. Do not rely on any such other information or representations.

--------------------------------------------------------------------------------

POLICY BENEFITS/RISK SUMMARY
--------------------------------------------------------------------------------

    This summary describes the Policy's important benefits and features. The sections in the Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

                                POLICY BENEFITS

    Your Policy is a flexible premium variable life insurance policy that provides life insurance protection in the event of the death of the Insured. The death benefit proceeds payable to the Beneficiary may, and your Accumulated Value under the Policy will, vary based on the investment performance of the Subaccounts you choose and the amount of interest credited in the Declared Interest Option. You may make withdrawals and loans from your Accumulated Value under the Policy subject to certain conditions described in this Prospectus. You may surrender your Policy at any time.

DEATH BENEFIT

    - DEATH BENEFIT PROCEEDS: We pay the death benefit (less any Policy Debt plus any unearned loan interest and any premiums paid after the date of death) to the Beneficiary when the Insured dies. We will increase the death benefit by the amount of any additional insurance provided by optional benefit rider(s).

    - DEATH BENEFIT OPTIONS: You may choose between two death benefit options under the Policy. You may change the death benefit option at any time while the Policy is in force. You may change the Specified Amount (which is the amount of insurance you select), after the first Policy Year, while the Policy is in force. We calculate the amount available under each death benefit option monthly and as of the Insured's date of death.

        - OPTION A is equal to the greater of: (1) the sum of the Specified Amount and the Accumulated Value; or (2) the Accumulated Value multiplied by the specified amount factor for the Insured's Attained Age, as set forth in the Policy.

        -   OPTION B is equal to the greater of: (1) Specified Amount; or
            (2) the Accumulated Value multiplied by the specified amount factor for the Insured's Attained Age, as set forth in the Policy.

    - ACCELERATED PAYMENT OF DEATH BENEFIT ENDORSEMENT: Under the Accelerated Payment of Death Benefit Endorsement, which is available at no charge, you may receive accelerated payment of part of your death benefit if the Insured develops a terminal illness.

    DEATH BENEFIT GUARANTEE RIDER: Under the Death Benefit Guarantee Rider, which is available at no charge, your Policy will not lapse (expire without value) even if the Net Accumulated Value during the first three Policy Years, or the Net Surrender Value after the first three Policy Years, is not enough to cover monthly charges provided you pay the death benefit guarantee monthly premium. We will notify you of any shortfall which must be paid within a 61-day Grace Period.

SURRENDERS, PARTIAL WITHDRAWALS, TRANSFERS AND POLICY LOANS

    - SURRENDERS: At any time while your Policy is in force, you may make a written request to us at our Home Office to surrender your Policy and receive the Net Surrender Value. The Net Surrender Value is the Surrender Value less any Policy Debt plus any unearned loan interest. A SURRENDER MAY HAVE TAX CONSEQUENCES.

    - PARTIAL WITHDRAWALS: At any time while your Policy is in force, you may make a written request to withdraw part of the Net Surrender Value, subject to a $500 minimum. PARTIAL WITHDRAWALS MAY HAVE TAX CONSEQUENCES.

    - TRANSFERS: Subject to certain limitations, you may transfer amounts among the Subaccounts an unlimited number of times in a Policy Year. The initial twelve transfers in each Policy Year will be completed without charge. We may assess a $25 charge for each transfer after the twelfth transfer in a Policy Year. You may only make one transfer per Policy Year between the Declared Interest Option and the Variable Account.

    - LOANS: You may take a loan from your Policy at any time. The maximum loan amount you may take is 90% of the Net Surrender Value of the Policy at the end of the Valuation Period during which we receive your request for a loan (unless a higher percentage is permitted in your state). We charge you a maximum annual interest rate equal to the greater of 5.5% or the "Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds" published by Moody's Investors Service, Inc., as described under "POLICY BENEFITS--Loan Benefits--LOAN INTEREST CHARGED" on page 30, on your loan. We credit interest on amounts transferred from the Variable Account and held as security for the loan at an effective annual rate equal to the greater of 4% or the current effective loan interest rate minus no more than 3%, as determined by the Company. After the tenth Policy Year, we may allow you to take a loan in an amount equal to or less than the gain under the Policy with an effective annual interest rate of 0%. LOANS MAY HAVE TAX CONSEQUENCES.

PREMIUMS

    - FLEXIBILITY OF PREMIUMS: After you pay the inititial premium, you may pay subsequent premiums at any time (prior to the Maturity Date) and in any amount (but not less than $100), subject to a certain maximum. You may select a premium payment plan to pay premiums quarterly, semi-annually or annually. You are not required to pay premiums according to the plan.

    - CANCELLATION PRIVILEGE: When you receive your Policy, the free-look period begins. You may return your Policy during this period and receive a refund. We will refund an amount equal to the greater or: (1) the premiums paid; or (2) the Accumulated Value on the Business Day we receive the Policy at our Home Office plus any charges deducted. The free-look period expires at midnight on the 20th day after you receive the Policy. This period will be longer if required by state law.

THE POLICY


    - OWNERSHIP RIGHTS: While the Insured is living, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary, changing the Policyowner and assigning the Policy. Changing the Policyowner or assigning the Policy may have tax consequences.


    - VARIABLE ACCOUNT: You may direct the money in your Policy to any of the Subaccounts of the Variable Account. Each Subaccount invests exclusively in one of the Investment Options listed on the first page of this Prospectus.

    - DECLARED INTEREST OPTION: You may place money in the Declared Interest Option where it earns at least 4% annual interest. We may declare higher rates of interest, but are not obligated to do so.

    - ACCUMULATED VALUE: Accumulated Value is the sum of the values of your Policy in the Subaccounts and the Declared Interest Option plus any outstanding Policy Debt. Accumulated Value varies from day to day depending on the investment performance of the Subaccounts you choose, interest we credit to the Declared Interest Option, charges we deduct and any other transactions (e.g., transfers, partial withdrawals and loans). WE DO NOT GUARANTEE A MINIMUM ACCUMULATED VALUE.


    - PAYMENT OPTIONS: There are several ways of receiving proceeds under the death benefit, surrender, partial withdrawal and maturity provisions of the Policy, other than in a lump sum. None of the available payment options vary with the investment performance of the Variable Account. Other options may be available. More detailed information concerning these payment options is available on request from our Home Office.

SUPPLEMENTAL BENEFITS AND RIDERS

    We offer several riders that provide supplemental benefits under the Policy, such as the Universal Cost of Living Rider, which provides for an automatic increase in Specified Amount every three (3) years according to the Consumer Price Index. We generally deduct any monthly charges for these riders from Accumulated Value as part of the monthly deduction. Your registered representative can help you determine whether any of these riders are suitable for you. These riders may not be available in all states. Please contact us for further details.

                                  POLICY RISKS

INVESTMENT RISK

    If you invest your Accumulated Value in one or more Subaccounts, you will be subject to the risk that the investment performance of the Subaccounts will be unfavorable and that, due to the unfavorable performance and resulting higher insurance charges, the Accumulated Value will decrease. You will also be subject to the risk that the investment performance of the Subaccounts you select may be less favorable than that of other Subaccounts. In order to keep the Policy in force, you may be required to pay more premiums than originally planned. You could lose everything you invest.

    If you allocate Net Premiums to the Declared Interest Option, we will credit your Accumulated Value (in the Declared Interest Option) with a declared rate of interest. However, you assume the risk that the rate may decrease, although it may never be lower than the guaranteed annual rate of 4%.

RISK OF LAPSE

    If your Net Accumulated Value during the first three Policy Years, or your Net Surrender Value after the first three Policy Years, is not enough to pay the charges deducted each month, your Policy may enter a 61-day Grace Period (31 days in certain states). We will notify you that the Policy will lapse (terminate without value) at the end of the Grace Period unless you make a sufficient payment. Your Policy generally will not lapse at the end of a Grace Period if you make a premium payment that, when reduced by the premium expense charge, will be at least equal to three times the monthly charges under the Policy immediately preceding the Grace Period. You may reinstate a lapsed Policy subject to certain conditions.

TAX RISKS


    In order to qualify as a life insurance contract for federal income tax purposes and receive the tax treatment normally accorded life insurance contracts under federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to a Policy issued on a substandard basis (i.e., an underwriting class involving higher than standard mortality risk.) It is not clear whether such a Policy will in all cases satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Policy. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of Accumulated Value under a Policy until there is distribution from the Policy. Moreover, death benefits payable under a Policy should be excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not be taxed on these proceeds.



    Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under federal tax laws. If a Policy is treated as a MEC, any surrenders, partial withdrawals and loans under the Policy will be taxable as ordinary income to the extent there are any earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. However, the tax consequences associated with loans on Policies in force for ten years or more is unclear. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.


    SEE "FEDERAL TAX MATTERS." YOU SHOULD CONSULT A QUALIFIED TAX ADVISER FOR ASSISTANCE IN ALL POLICY-RELATED TAX MATTERS.

PARTIAL WITHDRAWAL AND SURRENDER RISKS

    The Surrender Charge under the Policy applies for the first ten Policy Years in the event you surrender your Policy and may be considerable. (The Surrender Charge also applies to an increase in Specified Amount if a surrender occurs within ten Policy Years following the increase in Specified Amount.) It is possible that you will receive no Net Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Accumulated Value in the near future. We designed the Policy to meet long-term financial goals. THE POLICY IS NOT SUITABLE AS A SHORT-TERM INVESTMENT.

    Even if you do not ask to surrender your Policy, Surrender Charges may play a role in determining whether your Policy will lapse (terminate without value), because Surrender Charges affect the Net Surrender Value which is a measure we use to determine whether your Policy will enter a Grace Period (and possibly lapse). See "Risk of Lapse" above.

    Partial withdrawals may not exceed the lesser of (1) the Net Surrender Value less $500; or (2) 90% of the Net Surrender Value. Partial withdrawals are assessed a charge equal to the lesser of $25 or 2% of the Accumulated Value withdrawn.

    A PARTIAL WITHDRAWAL OR SURRENDER MAY HAVE TAX CONSEQUENCES.

POLICY LOAN RISKS

    A Policy Loan, whether or not repaid, will affect Accumulated Value over time because we subtract the amount of the Policy Loan from the Subaccounts and/or Declared Interest Option as collateral, and this loan collateral does not participate in the investment performance of the Subaccounts or receive any higher interest rate credited to the Declared Interest Option.

    We reduce the amount we pay on the Insured's death by any outstanding Policy Debt. Your Policy may lapse (terminate without value) if Policy Debt plus any unearned interest reduces your Net Surrender Value to zero.

    If you surrender the Policy or allow it to lapse while a Policy Loan is outstanding, the amount of the loan, to the extent if has not previously been taxed, will be added to any amount you receive and taxed accordingly.

                                PORTFOLIO RISKS

    A comprehensive discussion of the risks of each Investment Option may be found in each Fund's prospectus. Please refer to each Fund's prospectus for more information.


    There is no assurance that any Fund will achieve its stated investment objective.

                                   FEE TABLES

    The following tables describe the fees and expenses that are payable when buying, owning and surrendering the Policy. The first table describes the fees and expenses that are payable at the time you buy the Policy, surrender the Policy or transfer Accumulated Value among the Subaccounts and Declared Interest Option.

                                TRANSACTION FEES


                                                               AMOUNT DEDUCTED--
                                   WHEN CHARGE IS             MAXIMUM GUARANTEED            AMOUNT DEDUCTED--
CHARGE                                DEDUCTED                      CHARGE*                  CURRENT CHARGE
Premium Expense Charge       Upon receipt of each         7% of each premium payment   7% of each premium payment
                             premium payment                                           up to the Target Premium(1)
                                                                                       for a Policy Year, then 2%
                                                                                       of each premium payment
                                                                                       over the Target Premium
Partial Withdrawal Fee       Upon partial withdrawal      2% of the Accumulated Value  2% of the Accumulated Value
                                                          withdrawn, not to exceed     withdrawn, not to exceed
                                                          $25                          $25
Surrender Charge(2)          Upon a full surrender of
                             your Policy during the
                             first ten Policy Years, and
                             for the first ten Policy
                             Years following an increase
                             in Specified Amount to the
                             extent of the increase
MINIMUM CHARGE(3)                                         $5.30 per $1,000 of          $5.30 per $1,000 of
                                                          Specified Amount or          Specified Amount or
                                                          Specified Amount increase    Specified Amount increase
MAXIMUM CHARGE(4)                                         $57.48 per $1,000 of         $57.48 per $1,000 of
                                                          Specified Amount or          Specified Amount or
                                                          Specified Amount increase    Specified Amount increase
CHARGE FOR MALE, ATTAINED                                 $10.48 per $1,000 of         $10.48 per $1,000 of
AGE 30, NON-TOBACCO IN                                    Specified Amount or          Specified Amount or
FIRST POLICY YEAR                                         Specified Amount increase    Specified Amount increase
Transfer Charge              Upon transfer                First twelve transfers in a  First twelve transfers in a
                                                          Policy Year are free, $25    Policy Year are free, $25
                                                          for each subsequent          for each subsequent
                                                          transfer                     transfer



* We may charge fees and use rates that are lower than the maximum guaranteed charge. Current charges are the fees and rates currently in effect. Any changes in current charges will be prospective and will never exceed the maximum charge.


(1) The Target Premium is a specified annual premium which is based on the age, sex and underwriting class of the Insured, the Specified Amount of the Policy and the types and amounts of any additional benefits included in the Policy. The maximum Target Premium for a Policy is $398.38 per $1,000, plus $65. This figure assumes that the Insured has the following characteristics: Male, Attained
Age 94, Tobacco or Preferred Tobacco. The Target Premium for your Policy is shown on your Policy's data page.

(2) The Surrender Charge equals a charge per $1,000 of Specified Amount, and varies based on the Insured's Issue Age, sex, underwriting class and Policy Year. The Surrender Charge shown in the table may not be representative of the charge you will pay. Your Policy's data page indicates the Surrender Charge applicable to your Policy. More detailed information concerning your Surrender Charge is available upon request at our Home Office. This charge is assessed during the first ten Policy Years, and during the first ten Policy Years following an increase in Specified Amount to the extent of the increase. The Surrender Charge decreases annually over the Surrender Charge period.

(3) The minimum shown is the first Policy Year Surrender Charge for Insureds with the following characteristics: Female, Issue Ages 0-17, Non-Tobacco; Female, Issue Age 18, Non-Tobacco, Preferred Non-Tobacco or Super Preferred Non-Tobacco.

(4) The maximum shown is the first Policy Year Surrender Charge for Insureds with the following characteristics: Male, Issue Ages 61-94, Non-Tobacco, Preferred Non-Tobacco or Super Preferred Non-Tobacco; Male, Issue Ages 56-94, Tobacco or Preferred Tobacco; Female, Issue Ages 65-94, Non-Tobacco, Preferred Non-Tobacco or Super Preferred Non-Tobacco; Female, Issue Ages 63-94, Tobacco or Preferred Tobacco; Unisex, Issue Ages 62-94, Non-Tobacco, Preferred Non-Tobacco or Super Preferred Non-Tobacco; and Unisex, Issue Ages 57-94, Tobacco or Preferred Tobacco.

   The next tables describe the fees and expenses that you will pay periodically during the time that you own your Policy, not including expenses of each Investment Option.

                                PERIODIC CHARGES
               (OTHER THAN INVESTMENT OPTION OPERATING EXPENSES)

                                                                    AMOUNT DEDUCTED--
                                      WHEN CHARGE IS               MAXIMUM GUARANTEED              AMOUNT DEDUCTED--
CHARGE                                   DEDUCTED                        CHARGE                     CURRENT CHARGE
Cost of Insurance Charge(5)    Monthly, on the Monthly
                               Deduction Day
MINIMUM CHARGE(6)                                             $0.05667 per $1,000 net        $0.03624 per $1,000 net
                                                              amount at risk                 amount at risk
MAXIMUM CHARGE(7)                                             $90.90909 per $1,000 net       $68.45311 per $1,000 net
                                                              amount at risk                 amount at risk
CHARGE FOR MALE, ATTAINED                                     $0.12085 per $1,000 net        $0.08090 per $1,000 net
AGE 30, NON-TOBACCO                                           amount at risk                 amount at risk
Monthly Policy Expense Charge  Monthly, on the Monthly        $7                             $5
                               Deduction Day
First-Year Monthly Policy      Monthly, on the Monthly        $7                             $5
Expense Charge                 Deduction Day for the first
                               12 Policy Months
First-Year Monthly Per $1,000  Monthly, on the Monthly        $0.07 per $1,000 of Specified  $0.05 per $1,000 of Specified
Charge                         Deduction Day for the first    Amount or Specified Amount     Amount or Specified Amount
                               12 Policy Months, and for the  increase                       increase
                               first 12 Policy Months
                               following an increase in
                               Specified Amount to the
                               extent of the increase
Mortality and Expense Risk     Daily                          Effective annual rate of       Effective annual rate of
Charge                                                        1.05% of the average daily     0.90% of the average daily
                                                              net assets of each Subaccount  net assets of each Subaccount
                                                              you are invested in            you are invested in
Policy Loan Interest           On the Policy Anniversary or   3% (effective annual rate)     2% (effective annual rate)
Spread(8)                      earlier, as applicable(9)

                                PERIODIC CHARGES
                         (OPTIONAL BENEFIT RIDERS ONLY)

                                                                    AMOUNT DEDUCTED--
                                      WHEN CHARGE IS               MAXIMUM GUARANTEED              AMOUNT DEDUCTED--
CHARGE(10)                               DEDUCTED                        CHARGE                     CURRENT CHARGE
Universal Cost of Living       Monthly, on the Monthly
Increase Rider                 Deduction Day
MINIMUM CHARGE(11)                                            $0.0034 per $1,000 of          $0.0021 per $1,000 of
                                                              Specified Amount               Specified Amount
MAXIMUM CHARGE(12)                                            $5.4545 per $1,000 of          $3.9840 per $1,000 of
                                                              Specified Amount               Specified Amount
CHARGE FOR MALE, ATTAINED                                     $0.0073 per $1,000 of          $0.0047 per $1,000 of
AGE 30, NON-TOBACCO                                           Specified Amount               Specified Amount
Universal Waiver of Charges    Monthly, on the Monthly
Rider(13)                      Deduction Day
MINIMUM CHARGE(14)                                            4.6% of cost of insurance      4.6% of cost of insurance
                                                              charge                         charge
MAXIMUM CHARGE(15)                                            29.0% of cost of insurance     29.0% of cost of insurance
                                                              charge                         charge
CHARGE FOR MALE, ATTAINED                                     4.8% of cost of insurance      4.8% of cost of insurance
AGE 30, NON-TOBACCO                                           charge                         charge

                                                                    AMOUNT DEDUCTED--
                                      WHEN CHARGE IS               MAXIMUM GUARANTEED              AMOUNT DEDUCTED--
CHARGE(10)                               DEDUCTED                        CHARGE                     CURRENT CHARGE
Universal Children's Term      Monthly, on the Monthly        $0.25 per $1,000 of rider      $0.25 per $1,000 of rider
Insurance Rider                Deduction Day                  coverage amount                coverage amount
Universal Guaranteed           Monthly, on the Monthly
Insurability Option Rider      Deduction Day
MINIMUM CHARGE(16)                                            $0.01 per $1,000 of rider      $0.01 per $1,000 of rider
                                                              coverage amount                coverage amount
MAXIMUM CHARGE(17)                                            $0.14 per $1,000 of rider      $0.14 per $1,000 of rider
                                                              coverage amount                coverage amount
CHARGE FOR MALE, ATTAINED AGE                                 $0.01 per $1,000 of rider      $0.01 per $1,000 of rider
0, NON-TOBACCO                                                coverage amount                coverage amount
Other Adult Universal Term     Monthly, on the Monthly
Insurance Rider                Deduction Day
MINIMUM CHARGE(18)                                            $0.08001 per $1,000 of rider   $0.03624 per $1,000 of rider
                                                              coverage amount                coverage amount
MAXIMUM CHARGE(19)                                            $90.90909 per $1,000 of rider  $68.45311 per $1,000 of rider
                                                              coverage amount                coverage amount
CHARGE FOR FEMALE, ATTAINED                                   $0.10418 per $1,000 of rider   $0.06975 per $1,000 of rider
AGE 30, NON-TOBACCO                                           coverage amount                coverage amount



(5) The cost of insurance rate will vary based on the Insured's Attained Age, sex and underwriting class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy's data page indicates the guaranteed cost of insurance charge applicable to your Policy. More detailed information concerning your cost of insurance charge is available on request from our Home Office. Also, before you purchase the Policy, we can provide you hypothetical illustrations of Policy values based upon the Insured's age and risk class, the death benefit option, Specified Amount, planned periodic premiums and riders requested. Please consult your registered representative for information about your cost of insurance charge.


(6) The minimum guaranteed cost of insurance charge assumes that the Insured has the following characteristics: Female, Attained Age 10, Non-Tobacco. The minimum current cost of insurance charge assumes that the Insured has the following characteristics: Female, Attained Age 18, Super Preferred Non-Tobacco.

(7) The maximum guaranteed cost of insurance charge assumes that the Insured has the following characteristics: Male, Female or Unisex; Attained Ages 99-114; Non-Tobacco, Preferred Non-Tobacco, Super Preferred Non-Tobacco, Preferred Tobacco or Tobacco. The maximum current cost of insurance charge assumes the Insured has the following characteristics: Male, Attained Age 114, Tobacco. (In states where the maturity age is 95, the maximum guaranteed rate is $26.62992 per $1,000 net amount at risk for a Male, Attained Age 94, Tobacco or Preferred Tobacco. The maximum current charge is $19.44772 per $1,000 net amount at risk for a Male, Attained Age 94, Tobacco.)

(8) The Policy Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 6.84%) (guaranteed not to exceed the higher of the Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds as published by Moody's Investors Service, Inc. for the calendar month ending two months before the date on which the rate is determined; or 5.5%) and the amount of interest we credit to the amounts we hold as security for Policy Debt guaranteed at an effective annual rate equal to the greater of 4% or the current effective loan interest rate minus no more than 3% (currently, an effective annual rate of 4.84%)

The current Policy Loan Interest Spread identified in the above table is the Policy Loan Interest Spread in effect as of the date of this Prospectus. The Company, in its discretion, may vary the Policy Loan Interest Spread from time to time. The current Policy Loan Interest Spread may not be the Policy Loan Interest Spread in effect at the time you request a Policy Loan.


(9) While a Policy Loan is outstanding, loan interest is payable in advance on each Policy Anniversary or, if earlier, on the date of loan repayment, Policy lapse, surrender, termination or the Insured's death. For Policies that have been in force ten years, we may allow a loan spread of 0% on a loan in an amount equal to or less than the gain under the Policy.


(10) Charges for the Universal Cost of Living Increase Rider, Universal Waiver of Charges Rider and Other Adult Universal Life Insurance Rider vary based on the Insured's Attained Age, sex and underwriting class. The charge for the Universal Guaranteed Insurability Option varies based on the Insured's Attained Age and sex. The charges shown in the table may not be typical of the charges you will pay. More detailed information regarding these rider charges is available upon request from our Home Office.


(11) The minimum Universal Cost of Living Increase Rider charge assumes that the Insured has the following characteristics: Female, Attained Age 10, Non-Tobacco for guaranteed charge and Attained Age 18, Super Preferred Non-Tobacco for current charge.

(12) The maximum Universal Cost of Living Increase Rider guaranteed charge assumes that the Insured has an Attained Age 99-114 (Male, Female or Unisex; Non-Tobacco, Preferred Non-Tobacco, Super Preferred Non-Tobacco, Tobacco or Preferred Tobacco). The maximum current charge assumes the following characteristics: Male, Attained Age 114, Tobacco. (In states where the maturity age is 95, the maximum guaranteed charge is $1.5978 per $1,000 of Specified Amount for a Male, Attained Age 94, Tobacco or Preferred Tobacco. The maximum current charge is $1.1319 per $1,000 of Specified Amount for a Male, Attained Age 94, Tobacco.)

(13) The cost of insurance charge on the Universal Waiver of Charges Rider also includes charges for all additional benefit riders attached to the Policy.

(14) The minimum Universal Waiver of Charges Rider charge assumes that the Insured has the following characteristics: Male, Attained Ages 18-25, Non-Tobacco, Preferred Non-Tobacco or Super Preferred Non-Tobacco.

(15) The maximum Universal Waiver of Charges Rider charge assumes that the Insured has the following characteristics: Female, Attained Age 64, Tobacco or Preferred Tobacco.

(16) The minimum Universal Guaranteed Insurability Option charge assumes that the Insured has the following characteristics: Male, Female or Unisex; Age 0, Non-Tobacco.

(17) The maximum Universal Guaranteed Insurability Option charge assumes that the Insured has the following characteristics: Male or Unisex; Attained Age 39, Non-Tobacco, Preferred Non-Tobacco, Super Preferred Non-Tobacco, Tobacco or Preferred Tobacco.


(18) The minimum guaranteed Other Adult Universal Life Insurance Rider charge assumes that the Insured has the following characteristics: Female, Issue
Age 18, Non-Tobacco, Preferred Non-Tobacco or Super Preferred Non-Tobacco. The minimum current Other Adult Universal Life Insurance Rider charge assumes that the Insured has the following characteristics: Female, Issue Age 18, Super Preferred Non-Tobacco.



(19) The maximum guaranteed Other Adult Universal Life Insurance Rider charge assumes that the Insured has the following characteristics: Male, Female or Unisex, Attained Ages 99-114, Non Tobacco, Preferred Non-Tobacco, Super Preferred Non-Tobacco, Tobacco or Preferred Tobacco. The maximum current Other Adult Universal Life Insurance Rider assumes that the Insured has the following characteristics: Male, Attained Age 114, Tobacco. (In states where the maturity age is 95, the maximum guaranteed charge is $26.62992 for a Male, Attained
Age 94, Tobacco or Preferred Tobacco. The maximum current charge is $19.44772 for a Male, Attained Age 94, Tobacco.)



   The next table shows the minimum and maximum fees and expenses (both before and after contractual fee waivers and expense reimbursements) charged by any of the Investment Options for the fiscal year ended December 31, 2002. More detail concerning each Investment Option's fees and expenses is contained in the prospectus for each Investment Option.


                  ANNUAL INVESTMENT OPTION OPERATING EXPENSES
         (EXPENSES THAT ARE DEDUCTED FROM INVESTMENT OPTION ASSETS)(20)


                                                              MINIMUM    MAXIMUM
Total Annual Investment Option Operating Expenses (expenses
that are deducted from Investment Option assets, including
management fees, distribution and/or service (12b-1) fees
and other expenses)                                            0.31%      2.69%
Total Annual Investment Option Operating Expenses After
Contractual Fee Waiver or Reimbursement(21)                    0.31%      1.25%


(20) For certain Investment Options, certain expenses were reimbursed or fees waived during 2002. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these arrangements, annual Investment Option operating expenses would have been:


                                                              MINIMUM    MAXIMUM
Total Annual Investment Option Operating Expenses (expenses
that are deducted from Investment Option assets, including
management fees, distribution and/or service (12b-1) fees
and other expenses)                                            0.28%      1.15%

(21) The "Total Annual Investment Option Operating Expenses After Contractual Fee Waiver or Reimbursement" line in the above table shows the minimum and maximum fees and expenses charged by any of the Investment Options that have contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Policyowners and will extend at least until December 31, 2003. Five Investment Options currently have contractual reimbursement or fee waiver arrangements in place. See the "Annual Investment Option Operating Expenses" table beginning on page 11 for a description of the fees and expenses charged by each of the Investment Options available under the Policy as well as any applicable contractual fee waiver or reimbursement arrangements.


   The following table indicates the Investment Options' fees and expenses for the year ended December 31, 2002, both before and after any contractual fee waiver or reimbursement. Current and future expenses may be higher or lower than those shown.

                  ANNUAL INVESTMENT OPTION OPERATING EXPENSES
           (EXPENSES THAT ARE DEDUCTED FROM INVESTMENT OPTION ASSETS)


                                                        TOTAL EXPENSES
                                                            (BEFORE        TOTAL AMOUNT      TOTAL EXPENSES
                                                          CONTRACTUAL     OF CONTRACTUAL   (AFTER CONTRACTUAL
                       ADVISORY    OTHER      12B-1     FEE WAIVERS AND   FEE WAIVER OR     FEE WAIVERS AND
INVESTMENT OPTION        FEE      EXPENSES     FEE      REIMBURSEMENTS)   REIMBURSEMENT     REIMBURSEMENTS)
American Century
  VP Ultra-Registered
  Trademark- Fund       1.00%      0.00%      0.00%          1.00%            0.00%               1.00%(1)(2)
  VP Vista Fund         1.00%      0.00%      0.00%          1.00%            0.00%               1.00%(1)
Dreyfus
  VIF Appreciation
  Portfolio--Initial
  Share Class           0.75%      0.03%      0.00%          0.78%            0.00%               0.78%
  VIF Developing
  Leaders
  Portfolio--Initial
  Share Class           0.75%      0.06%      0.00%          0.81%            0.00%               0.81%
  VIF Disciplined
  Stock Portfolio--
  Initial Share Class   0.75%      0.08%      0.00%          0.83%            0.00%               0.83%
  VIF Growth and
  Income
  Portfolio--Initial
  Share Class           0.75%      0.05%      0.00%          0.80%            0.00%               0.80%
  VIF International
  Equity
  Portfolio--Initial
  Share Class           0.75%      0.39%      0.00%          1.14%            0.00%               1.14%
  Dreyfus Socially
  Responsible Growth
  Fund, Inc.--Service
  Share Class           0.75%      0.03%      0.25%          1.03%            0.00%               1.03%

                                                        TOTAL EXPENSES
                                                            (BEFORE        TOTAL AMOUNT      TOTAL EXPENSES
                                                          CONTRACTUAL     OF CONTRACTUAL   (AFTER CONTRACTUAL
                       ADVISORY    OTHER      12B-1     FEE WAIVERS AND   FEE WAIVER OR     FEE WAIVERS AND
INVESTMENT OPTION        FEE      EXPENSES     FEE      REIMBURSEMENTS)   REIMBURSEMENT     REIMBURSEMENTS)
EquiTrust Variable
Insurance Series Fund
  Blue Chip Portfolio   0.20%      0.11%      0.00%          0.31%            0.00%               0.31%
  High Grade Bond
  Portfolio             0.30%      0.16%      0.00%          0.46%            0.00%               0.46%
  Managed Portfolio     0.45%      0.13%      0.00%          0.58%            0.00%               0.58%
  Money Market
  Portfolio             0.25%      0.27%      0.00%          0.52%            0.00%               0.52%
  Strategic Yield
  Portfolio             0.45%      0.16%      0.00%          0.61%            0.00%               0.61%
  Value Growth
  Portfolio             0.45%      0.14%      0.00%          0.59%            0.00%               0.59%
Fidelity Variable
Insurance Products
Funds
  VIP Contrafund
  Portfolio--Initial
  Class                 0.58%      0.10%      0.00%          0.68%            0.00%               0.68%(3)
  VIP Growth
  Portfolio--Initial
  Class                 0.58%      0.09%      0.00%          0.67%            0.00%               0.67%(3)
  VIP Growth & Income
  Portfolio--Initial
  Class                 0.48%      0.11%      0.00%          0.59%            0.00%               0.59%(3)
  VIP High Income
  Portfolio--Service
  Class 2               0.58%      0.14%      0.25%          0.97%            0.00%               0.97%
  VIP Index 500
  Portfolio--Initial
  Class                 0.24%      0.09%      0.00%          0.33%            0.00%               0.33%(4)
  VIP Mid Cap
  Portfolio--Service
  Class 2               0.58%      0.12%      0.25%          0.95%            0.00%               0.95%
  VIP Overseas
  Portfolio--Initial
  Class                 0.73%      0.17%      0.00%          0.90%            0.00%               0.90%(3)

                                                        TOTAL EXPENSES
                                                            (BEFORE        TOTAL AMOUNT      TOTAL EXPENSES
                                                          CONTRACTUAL     OF CONTRACTUAL   (AFTER CONTRACTUAL
                       ADVISORY    OTHER      12B-1     FEE WAIVERS AND   FEE WAIVER OR     FEE WAIVERS AND
INVESTMENT OPTION        FEE      EXPENSES     FEE      REIMBURSEMENTS)   REIMBURSEMENT     REIMBURSEMENTS)
Franklin Templeton
  Franklin Real
  Estate Fund--
  Class 2               0.53%      0.04%      0.25%          0.82%            0.00%               0.82%
  Franklin Small Cap
  Fund--Class 2         0.53%      0.31%      0.25%          1.09%            0.00%               1.09%(5)(6)
  Franklin Small Cap
  Value Securities
  Fund--Class 2         0.59%      0.20%      0.25%          1.04%            0.00%               1.04%(5)(6)
  Franklin U.S.
  Government
  Fund--Class 2         0.50%      0.04%      0.25%          0.79%            0.00%               0.79%(6)(7)
  Mutual Shares
  Securities
  Fund--Class 2         0.60%      0.21%      0.25%          1.06%            0.00%               1.06%(6)
  Templeton Growth
  Securities
  Fund--Class 2         0.81%      0.06%      0.25%          1.12%            0.00%               1.12%(6)(7)
J.P. Morgan Series
Trust II
  JPMorgan Mid Cap
  Value Portfolio       0.70%      1.99%      0.00%          2.69%            1.44%               1.25%(8)
  JPMorgan Small
  Company Portfolio     0.60%      0.56%      0.00%          1.16%            0.01%               1.15%
Summit Pinnacle
Series
  Nasdaq-100 Index
  Portfolio             0.35%      0.76%      0.00%          1.11%            0.46%               0.65%(9)
  Russell 2000 Small
  Cap Index Portfolio   0.35%      0.98%      0.00%          1.33%            0.58%               0.75%(9)
  S&P MidCap 400
  Index Portfolio       0.30%      0.51%      0.00%          0.81%            0.21%               0.60%(9)

                                                        TOTAL EXPENSES
                                                            (BEFORE        TOTAL AMOUNT      TOTAL EXPENSES
                                                          CONTRACTUAL     OF CONTRACTUAL   (AFTER CONTRACTUAL
                       ADVISORY    OTHER      12B-1     FEE WAIVERS AND   FEE WAIVER OR     FEE WAIVERS AND
INVESTMENT OPTION        FEE      EXPENSES     FEE      REIMBURSEMENTS)   REIMBURSEMENT     REIMBURSEMENTS)
T. Rowe Price Equity
Series, Inc.
  Equity Income
  Portfolio             0.85%      0.00%      0.00%          0.85%            0.00%               0.85%(10)
  Mid-Cap
  Growth Portfolio      0.85%      0.00%      0.00%          0.85%            0.00%               0.85%(10)
  New America Growth
  Portfolio             0.85%      0.00%      0.00%          0.85%            0.00%               0.85%(10)
  Personal Strategy
  Balanced Portfolio    0.90%      0.00%      0.00%          0.90%            0.00%               0.90%(10)
T. Rowe Price
International Series,
Inc.
  International Stock
  Portfolio             1.05%      0.00%      0.00%          1.05%            0.00%               1.05%(10)



(1) The manager provides the Fund with investment advisory and management services in exchange for a single, unified management fee. The agreement provides that all expenses of the Fund, except broker commissions, taxes, interest, fees and expenses of non-interested directors and extraordinary expenses will be paid by the manager.



(2) The Fund has a "stepped" fee schedule. As a result, the Fund's management fee rate decreases as the Fund's assets increase.



(3) Total expenses were lower because a portion of the brokerage commissions that the Fund paid was used to reduce the Fund's expenses, and/or because through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. Including these reductions, total expenses would have been: Contrafund Portfolio 0.64%, Growth Portfolio 0.61%, Growth & Income Portfolio 0.58%, Mid Cap Portfolio 0.88% and Overseas Portfolio 0.86%.



(4) The Fund's manager has voluntarily agreed to reimburse the class's expenses if they exceed 0.28%. Including this reimbursement, the management fee, other expenses and total expenses were 0.24%, 0.04 and 0.28%, respectively. This arrangement may be discontinued by the Fund's manager at any time.



(5) The Fund administration fee is paid indirectly through the management fee.



(6) The Fund's Class 2 distribution plan or "rule 12b-1 plan" is described in the Fund's prospectus.



(7) For the Franklin Small Cap Fund, Franklin Small Cap Value Securities Fund and Mutual Shares Securities Fund, the manager had agreed in advance to make estimated reductions of 0.05%, 0.03% and 0.01%, respectively, of their fees to reflect reduced services resulting from the Funds' investment in a Franklin Templeton Money Fund. These reductions are required by the Funds' Board of Trustees and an order of the Securities and Exchange Commission. Including these reductions, total expenses presented in the preceding table would have been 1.04%, 1.01% and 1.05%, respectively.



(8) JPMorgan Chase Bank, an affiliate of J.P. Morgan, has agreed to reimburse certain expenses if they exceed a certain level. In addition, other service providers of the Mid Cap Value Portfolio may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time. Including these reimbursements, total expenses would have been 1.00% for the Mid Cap Value Portfolio.



(9) The Fund's adviser has agreed to pay other expenses, other than the advisory fee, to the extent they exceed 0.30% of the Nasdaq-100 Index and MidCap 400 Index Portfolios and 0.40% of the Russell 2000 Small Cap Index Portfolio.



(10) Total Annual Investment Option expenses are an all-inclusive fee and pay for investment management services and ordinary, recurring operating expenses, but does not cover interest, taxes, brokerage, non-recurring and extraordinary items or fees and expenses for the portfolio's independent directors. The fee is based on fund average daily net assets and is calculated and accrued daily.

--------------------------------------------------------------------------------

EQUITRUST LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT
--------------------------------------------------------------------------------

EQUITRUST LIFE INSURANCE COMPANY

    EquiTrust Life Insurance Company is a stock life insurance company which was incorporated in the State of Iowa on June 3, 1966. Our principal business is offering life insurance policies and annuity contracts. Our principal offices are at 5400 University Avenue, West Des Moines, Iowa 50266.
--------------------------------------------------------------------------------

IMSA

    The Company is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA members subscribe to a set of ethical standards involving the sales and service of individually sold life insurance and annuities. As a member of IMSA, the Company may use the IMSA logo and language in advertisements.
--------------------------------------------------------------------------------

THE VARIABLE ACCOUNT

    We established the Variable Account as a separate account on January 6, 1998. The Variable Account receives and invests the Net Premiums under the Policy, and may receive and invest net premiums for any other variable life insurance policies we issue. Income, gains and losses, whether or not realized, from assets allocated to the Variable Account will be credited to or charged against the Variable Account without regard to our other income, gains or losses.

    The Variable Account's assets are our property, and they are available to cover our general liabilities only to the extent that the Variable Account's assets exceed its liabilities arising under the Policies and any other policies it supports. The portion of the Variable Account's assets attributable to the Policies generally are not chargeable with liabilities arising out of any other business that we may conduct. We may transfer to the General Account any Variable Account assets which are in excess of such reserves and other Policy liabilities. We are obligated to pay any amounts due under the Policy.


    The Variable Account currently has 37 Subaccounts but may, in the future, include additional subaccounts. Each Subaccount invests exclusively in shares of a single corresponding Investment Option. Income and realized and unrealized gains or losses from the assets of each Subaccount are credited to or charged against, that Subaccount without regard to income, gains or losses from any other Subaccount.



    We registered the Variable Account as a unit investment trust under the Investment Company Act of 1940. The Variable Account meets the definition of a separate account under the federal securities laws. Registration with the Securities and Exchange Commission (the "SEC") does not mean that the Commission supervises the management or investment practices or policies of the Variable Account or the Company. The Variable Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa.

--------------------------------------------------------------------------------

INVESTMENT OPTIONS

    The Variable Account invests in shares of the Investment Options described below. Each of these Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option is part of a mutual fund that is registered with the SEC as an open-end management investment company. This registration does not involve supervision of the management or investment practices or policies of the portfolios or mutual funds by the SEC. Each Investment Option has its own investment objectives and separately determines the income and losses for that Investment Option. While you may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option, each premium payment you submit may be directed to a maximum of 10 investment Options, including the Declared Interest Option.

    The investment objectives and policies of certain Investment Options are similar to the investment objectives and policies of other portfolios that the same investment adviser, investment sub-adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, investment sub-adviser or manager.

    The paragraphs below summarize each Investment Option's investment objectives and policies. There is no assurance that any Investment Option will achieve its stated objectives. In addition, no single Investment Option, by itself, constitutes a balanced investment plan. Please refer to the prospectus for each Investment Option for more detailed information, including a description of risks, for each Investment Option. THE INVESTMENT OPTION PROSPECTUSES ACCOMPANY THIS PROSPECTUS. YOU SHOULD READ THEM CAREFULLY AND RETAIN THEM FOR FUTURE REFERENCE.

AMERICAN CENTURY. American Century Investment Management, Inc. is the investment adviser to the Funds.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
VP Ultra-Registered Trademark- Fund    -  This Fund seeks long-term capital growth. The Fund
                                          pursues this objective by investing in common stocks of
                                          large companies with earnings and revenue that are not
                                          only growing, but growing at a successively faster, or
                                          accelerating pace.
VP Vista Fund                          -  This Fund seeks long-term capital growth. The Fund
                                          pursues this objective by investing in common stocks of
                                          medium-sized and smaller companies which will increase in
                                          value over time.


DREYFUS. The Dreyfus Corporation serves as the investment adviser to the Funds the Dreyfus Variable Investment Fund and the Dreyfus Socially Responsible Growth Fund. Fayez Sarofim and Co. serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: Appreciation Portfolio and Newton Capital Management Limited serves as the investment sub-adviser to the Dreyfus Variable Investment
Fund: International Equity Portfolio.



PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Dreyfus Variable Investment Fund:      -  This Portfolio primarily seeks long-term capital growth,
Appreciation Portfolio--Initial Share     consistent with the preservation of capital; current
Class                                     income is a secondary investment objective. The Portfolio
                                          invests in common stocks focusing on blue chip companies
                                          with total market values of more than $5 billion at the
                                          time of purchase, including multi-national companies.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks to maximize capital appreciation. To
Developing Leaders Portfolio--Initial     pursue this goal, under normal circumstances, the
Share Class                               Portfolio invests primarily in small cap companies. Small
                                          cap companies are defined as those with total market
                                          values of less than $2 billion at the time of purchase.
                                          The Portfolio seeks companies characterized by new or
                                          innovative products, services or processes having the
                                          potential to enhance earnings or revenue growth.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Dreyfus Variable Investment Fund:      -  This Portfolio seeks to provide investment returns
Disciplined Stock Portfolio--Initial      (consists of capital appreciation and income) that are
Share Class                               greater than the total return of stocks, as represented
                                          by the Standard & Poor's 500 Composite Stock Price Index.
                                          The Portfolio normally invests at least 80% of its assets
                                          in stocks chosen through a disciplined investment process
                                          to create a blended portfolio of growth and value stocks.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks to provide long-term capital growth,
Growth and Income Portfolio--Initial      current income and growth of income, consistent with
Share Class                               reasonable investment risk. To pursue this goal, the
                                          Portfolio invests primarily in stocks, bonds and money
                                          market instruments of domestic and foreign issuers.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks capital growth. To pursue this goal,
International Equity                      the Portfolio invests in growth stocks of foreign
Portfolio--Initial Share Class            companies. Normally, the Portfolio invests at least 80%
                                          of its assets in stocks, including common stocks and
                                          convertible securities, including those issued in initial
                                          public offerings.
Dreyfus Socially Responsible Growth    -  This Fund seeks to provide capital growth; current income
Fund, Inc.--Service Share Class           is a secondary goal. This Fund normally invests at least
                                          80% of its assets in the common stocks of companies that,
                                          in the opinion of fund management, meet traditional
                                          investment standards and conduct their business in a
                                          manner that contributes to the enhancement of the quality
                                          of life in America.


EQUITRUST VARIABLE INSURANCE SERIES FUND. EquiTrust Investment Management Services, Inc. is the investment adviser to the Portfolios.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Blue Chip Portfolio                    -  This Portfolio seeks growth of capital and income. The
                                          Portfolio pursues this objective by investing at least
                                          80% of its net assets in equity securities of
                                          well-capitalized, established companies.
High Grade Bond Portfolio              -  This Portfolio seeks as high a level of current income as is consistent with an investment in a diversified
                                          portfolio of high grade income-bearing debt securities.
                                          The Portfolio will pursue this objective by investing at
                                          least 80% of its net assets in debt securities rated AAA,
                                          AA or A by Standard & Poor's or Aaa, Aa or A by Moody's
                                          Investors Service, Inc. and in securities issued or
                                          guaranteed by the United States government or its
                                          agencies or instrumentalities.
Managed Portfolio                      -  This Portfolio seeks the highest level of total return
                                          through income and capital appreciation. The Portfolio
                                          pursues this objective through a fully managed investment
                                          policy consisting of investment in the following three
                                          market sectors: (i) common stocks and other equity
                                          securities; (ii) high grade debt securities and preferred
                                          stocks of the type in which the High Grade Bond Portfolio
                                          may invest; and (iii) money market instruments of the
                                          type in which the Money Market Portfolio may invest.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Money Market Portfolio                 -  This Portfolio seeks maximum current income consistent
                                          with liquidity and stability of principal. The Portfolio
                                          will pursue this objective by investing in high quality
                                          short-term money market instruments. AN INVESTMENT IN THE
                                          MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED
                                          BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY
                                          GOVERNMENT AGENCY. THERE CAN BE NO ASSURANCE THAT THE
                                          PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET
                                          VALUE OF $1.00 PER SHARE. DURING EXTENDED PERIODS OF LOW
                                          INTEREST RATES, THE YIELD OF A MONEY MARKET SUBACCOUNT
                                          MAY ALSO BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE.
Strategic Yield Portfolio              -  This Portfolio seeks as a primary objective, as high a
                                          level of current income as is consistent with investment
                                          in a diversified portfolio of lower-rated,
                                          higher-yielding income-bearing securities. As a secondary
                                          objective, the Portfolio seeks capital appreciation when
                                          consistent with its primary objective. The Portfolio
                                          pursues these objectives by investing primarily in debt
                                          and income-bearing securities rated Baa or lower by
                                          Moody's Investors Service, Inc. and/or BBB or lower by
                                          Standard & Poor's, or in unrated securities of comparable
                                          quality (i.e., junk bonds). AN INVESTMENT IN THIS
                                          PORTFOLIO MAY ENTAIL GREATER THAN ORDINARY FINANCIAL
                                          RISK. (See the Fund prospectus "HIGHER RISK SECURITIES
                                          AND INVESTMENT STRATEGIES--Lower-Rated Debt Securities.")
Value Growth Portfolio                 -  This Portfolio seeks long-term capital appreciation. The
                                          Portfolio pursues this objective by investing primarily
                                          in equity securities of companies that the investment
                                          adviser believes have a potential to earn a high return
                                          on capital and/or in equity securities that the
                                          investment adviser believes are undervalued by the
                                          marketplace. Such equity securities may include common
                                          stock, preferred stock and securities convertible or
                                          exchangeable into common stock.



FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS. Fidelity Management & Research Company serves as the investment adviser to these Portfolios.



PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Fidelity VIP Contrafund Portfolio      -  This Portfolio seeks long-term capital appreciation. The
                                          Portfolio normally invests primarily in common stocks and
                                          securities convertible into common stock, but it has the
                                          flexibility to invest in other types of securities. The
                                          Portfolio invests in securities of companies whose value
                                          the adviser believes is not fully recognized by the
                                          public.
Fidelity VIP Growth Portfolio          -  This Portfolio seeks capital appreciation. The Portfolio invests primarily in common stocks, however, it is not
                                          restricted to any one type of security and may pursue
                                          capital appreciation through the purchase of bonds and
                                          preferred stocks. The Portfolio does not place any
                                          emphasis on dividend income from its investments, except
                                          when the adviser believes this income will have a
                                          favorable influence on the market value of the security.
                                          Growth may be measured by factors such as earnings or
                                          gross sales.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Fidelity VIP Growth & Income           -  This Portfolio seeks high total return through a
Portfolio                                 combination of current income and capital appreciation.
                                          The Portfolio expects to invest the majority of its
                                          assets in domestic and foreign equity securities, with a
                                          focus on those that pay current dividends and show
                                          potential earnings growth. However, the Portfolio may buy
                                          debt securities as well as equity securities that are not
                                          currently paying dividends, but offer prospects for
                                          capital appreciation or future income.
Fidelity VIP High Income Portfolio     -  This Portfolio seeks a high level of current income,
                                          while also considering growth of capital. The Portfolio
                                          normally invests primarily in income-producing debt
                                          securities, preferred stocks and convertible securities,
                                          with an emphasis on lower-quality debt securities.
Fidelity VIP Index 500 Portfolio       -  This Portfolio seeks to provide investment results that correspond to the total return of a broad range of common
                                          stocks publicly traded in the United States. To achieve
                                          this objective, the Portfolio attempts to duplicate the
                                          composition and total return of the S&P 500.
Fidelity VIP Mid Cap Portfolio         -  This Portfolio seeks long-term growth of capital. The
                                          Portfolio normally invests at least 80% of its total
                                          assets in securities of companies with medium market
                                          capitalizations. The investment adviser invests primarily
                                          in common stocks.
Fidelity VIP Overseas Portfolio        -  This Portfolio seeks long-term growth of capital by
                                          investing primarily in foreign securities. The Portfolio
                                          defines foreign securities as securities of issuers whose
                                          principal activities are located outside the United
                                          States. Normally, at least 80% of the Portfolio's total
                                          assets will be invested in foreign securities. The
                                          Portfolio may also invest in U.S. issuers.



FRANKLIN TEMPLETON. Franklin Advisers, Inc. serves as the investment adviser to the Franklin Real Estate, Small Cap and U.S. Government Funds; Franklin Advisory Services, LLC serves as the investment adviser to the Franklin Small Cap Value Securities Fund; Franklin Mutual Advisers, LLC serves as the investment adviser to the Mutual Shares Securities Fund; and Templeton Global Advisors Limited serves as the investment adviser to the Templeton Growth Securities Fund.



PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Franklin Real Estate Fund              -  This Fund seeks capital appreciation with current income as a secondary goal. The Fund normally invests at least
                                          80% of its net assets in investments of companies
                                          operating in the real estate sector. The Fund invests
                                          primarily in equity real estate investment trusts
                                          (REITS).
Franklin Small Cap Fund                -  This Fund seeks long-term capital growth. The Fund
                                          normally invests at least 80% of its net assets in
                                          investments of small capitalization companies. For this
                                          Fund, small cap companies are those with market
                                          capitalization values not exceeding: (i) $1.5 billion; or
                                          (ii) the highest market capitalization value in the
                                          Russell 2000-Registered Trademark- Index; whichever is
                                          greater at the time of purchase.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Franklin Small Cap Value Securities    -  This Fund seeks long-term total return. The Fund normally
Fund                                      invests at least 80% of its net assets in investments of
                                          small capitalization companies. For this Fund, small cap
                                          companies are those with market cap values not exceeding
                                          $2.5 billion at the time of purchase. The Fund's manager
                                          invests in small companies that it believes are
                                          undervalued.
Franklin U.S. Government Fund          -  This Fund seeks income. The Fund normally invests at
                                          least 80% of its net assets in U.S. government
                                          securities, primarily in fixed and variable rate
                                          mortgage-backed securities, a substantial portion of
                                          which is in Ginnie Maes.
Mutual Shares Securities Fund          -  This Fund seeks capital appreciation with income as a
                                          secondary objective. The fund normally invests mainly in
                                          U.S. equity securities that the Fund's manager believes
                                          are available at market prices less than their intrinsic
                                          value on certain recognized or objective criteria,
                                          including undervalued stocks, restructuring companies and
                                          distressed companies.
Templeton Growth Securities Fund       -  This Fund seeks long-term capital growth. The Fund
                                          normally invests mainly in equity securities of companies
                                          located anywhere in the world, including those in the
                                          U.S. and emerging markets.


J.P. MORGAN SERIES TRUST II. J.P. Morgan Investment Management Inc. serves as the investment adviser to the Portfolios.


PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
JPMorgan Mid Cap Value Portfolio       -  This Portfolio seeks growth from capital appreciation by investing at least 80% of the value of its assets in a
                                          broad portfolio of common stocks of companies with market
                                          capitalizations of $1 billion to $20 billion at the time
                                          of purchase.
JPMorgan Small Company Portfolio       -  This Portfolio seeks to provide high total return by
                                          investing at least 80% of the value of its assets in
                                          small U.S. companies whose market capitalizations are
                                          equal to those within the universe of the S&P SmallCap
                                          600 Index stocks.


SUMMIT PINNACLE SERIES OF SUMMIT MUTUAL FUNDS, INC. Summit Investment Partners, Inc. serves as the investment adviser to the Portfolios.


PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Nasdaq-100 Index Portfolio             -  This Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as
                                          represented by the Nasdaq-100 Index. The Portfolio will
                                          attempt to achieve, in both rising and falling markets, a
                                          correlation of at least 95% between the total return of
                                          its net assets before expenses and the total return of
                                          the Nasdaq-100 Index.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Russell 2000 Small Cap Index           -  This Portfolio seeks investment results that correspond
Portfolio                                 to the investment performance of U.S. common stocks, as
                                          represented by the Russell 2000 Index. The Portfolio will
                                          attempt to achieve, in both rising and falling markets, a
                                          correlation of at least 95% between the total return of
                                          its net assets before expenses and the total return of
                                          the Russell 2000 Index.
S&P MidCap 400 Index Portfolio         -  This Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as
                                          represented by the S&P MidCap 400 Index. The Portfolio
                                          will attempt to achieve, in both rising and falling
                                          markets, a correlation of at least 95% between the total
                                          return of its net assets before expenses and the total
                                          return of the S&P MidCap 400 Index.


T. ROWE PRICE EQUITY SERIES, INC. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolios.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Equity Income Portfolio                -  This Portfolio seeks to provide substantial dividend
                                          income and long-term capital appreciation by investing
                                          primarily in dividend-paying common stocks of established
                                          companies considered by the adviser to have favorable
                                          prospects for both increasing dividends and capital
                                          appreciation.
Mid-Cap Growth Portfolio               -  This Portfolio seeks to provide long-term capital
                                          appreciation by investing primarily in mid-cap stocks
                                          with the potential for above-average earnings growth. The
                                          investment adviser defines mid-cap companies as those
                                          whose market capitalization falls within the range of
                                          companies in either the Standard & Poor's Mid-Cap
                                          400 Index or the Russell Mid Cap Growth Index.
New America Growth Portfolio           -  This Portfolio seeks to provide long-term growth of
                                          capital by investing primarily in the common stocks of
                                          companies operating in sectors the investment adviser
                                          believes will be the fastest growing in the U.S.
                                          Fast-growing companies can be found across an array of
                                          industries in today's "new America".
Personal Strategy Balanced Portfolio   -  This Portfolio seeks the highest total return over time consistent with an emphasis on both capital appreciation
                                          and income. The Portfolio pursues its objective by
                                          investing in a diversified portfolio typically consisting
                                          of approximately 60% stocks, 30% bonds and 10% money
                                          market securities.

T. ROWE PRICE INTERNATIONAL SERIES, INC. T. Rowe Price International, Inc. is the investment adviser to the Portfolio.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
International Stock Portfolio          -  This Portfolio seeks to provide capital appreciation
                                          through investments primarily in established companies
                                          based outside the United States.

    We may receive different amounts of compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts, which may vary by adviser, distributor and/or Fund affiliate(s), are intended to compensate us for administrative and other services we provide to the

    Funds and/or affiliate(s) and may be significant. In addition, EquiTrust Marketing Services, LLC, the principal underwriter of the Policies, may receive 12b-1 fees deducted from certain portfolio assets attributable to the Policy for providing distribution and shareholder support services to some Investment Options.
--------------------------------------------------------------------------------

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

    We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares of the Investment Options that the Variable Account holds or that the Variable Account may purchase. If the shares of an Investment Option are no longer available for investment or if, in our judgment, further investment in any Investment Option should become inappropriate in view of the purposes of the Variable Account, we reserve the right to dispose of the shares of any Investment Option and to substitute shares of another Investment Option. We may substitute shares of funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to a Policyowner's Accumulated Value in the Variable Account without notice to and prior approval of the Securities and Exchange Commission, to the extent required by the Investment Company Act of 1940 or other applicable law. In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in these and other policies as may be necessary or appropriate to reflect such substitution or change. Nothing contained in this Prospectus shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Policyowners.

    We also reserve the right to establish additional subaccounts of the Variable Account, each of which would invest in shares of a new Investment Option, with a specified investment objective. We may limit the availability of any new Investment Option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant, and we may make any new subaccounts available to existing Policyowners on a basis we determine. Subject to obtaining any approvals or consents required by applicable law, we may transfer the assets of one or more Subaccounts to any other Subaccount(s), or one or more Subaccounts may be eliminated or combined with any other Subaccount(s) if, in our sole discretion, marketing, tax or investment conditions warrant.

    If we deem it to be in the best interests of persons having voting rights under the Policies, we may

         - operate the Variable Account as a management company under the Investment Company Act of 1940,

         - deregister the Variable Account under that Act in the event such registration is no longer required, or,

         - subject to obtaining any approvals or consents required by applicable law, combine the Variable Account with other Company separate accounts.

    To the extent permitted by applicable law, we may also transfer the Variable Account's assets associated with the Policies to another separate account. In addition, we may, when permitted by law, restrict or eliminate any voting rights of Policyowners or other persons who have voting rights as to the Variable Account. (See "ADDITIONAL INFORMATION--Voting Rights.")

--------------------------------------------------------------------------------

THE POLICY
--------------------------------------------------------------------------------

PURCHASING THE POLICY

    In order to issue a Policy, we must receive a completed application, including payment of the initial premium, at our Home Office. We ordinarily will issue a Policy only for Insureds who are 0 to 80 years of age at their last birthday and who supply satisfactory evidence of insurability to the

    Company. Acceptance is subject to our underwriting rules and we may, in our sole discretion, reject any application or premium for any lawful reason. The minimum Specified Amount for which we will issue a Policy is normally $50,000, although we may, in our discretion, issue Policies with Specified Amounts of less than $50,000.

    The effective date of insurance coverage under the Policy will be the latest of:

        -   the Policy Date,

        - the date the Insured signs the last of any amendments to the initial application required by our underwriting rules, or

        -   the date when we receive the full initial premium at our Home
            Office.

    The Policy Date will be the later of:

        (1)  the date of the initial application, or

        (2) the date we receive any additional information at our Home Office if our underwriting rules require additional medical or other information.

    The Policy Date may also be any other date mutually agreed to by you and the Company. If the later of (1) or (2) above is the 29th, 30th or 31st of any month, the Policy Date will be the 28th of such month. We use the Policy Date to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy.

    Although we do not anticipate delays in our receipt and processing of applications, premium payments or transaction requests, we may experience such delays to the extent registered representatives fail to forward applications, premium payments and transaction requests to our Home Office on a timely basis.
--------------------------------------------------------------------------------

PREMIUMS

    Subject to certain limitations, you have flexibility in determining the frequency and amount of premiums.

    PREMIUM FLEXIBILITY. We do not require you to pay premiums in accordance with a rigid and inflexible premium schedule. We may require you to pay an initial premium that, when reduced by the premium expense charge, will be sufficient to pay the monthly deduction for the first Policy Month. Thereafter, subject to the minimum and maximum premium limitations described below, you may also make unscheduled premium payments at any time prior to the Maturity Date. You should forward all premium payments to our Home Office.


    If mandated under applicable law, the Company may be required to reject a premium payment. We may also be required to provide additional information about you and your account to government regulators.


    PLANNED PERIODIC PREMIUMS. You determine a planned periodic premium schedule that provides for the payment of a level premium over a specified period of time on a quarterly, semi-annual or annual basis. We may, at our discretion, permit you to make planned periodic premium payments on a monthly basis. We ordinarily will send you periodic reminder notices for each planned periodic premium. Depending on the duration of the planned periodic premium schedule, the timing of planned payments could affect the tax status of your Policy. (See "FEDERAL TAX MATTERS.")

    You are not required to pay premiums in accordance with the planned periodic premium schedule. Furthermore, you have considerable flexibility to alter the amount, frequency and the time period over which you pay planned periodic premiums; however, we must consent to any planned periodic payment less than $100. Changes in the planned premium schedule may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

    Paying a planned periodic premium will not guarantee that your Policy remains in force. Thus, even if you do pay planned periodic premiums, the Policy will nevertheless lapse if, during the first three Policy Years, Net Accumulated Value or, after three Policy Years, Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction") and a Grace Period expires without a sufficient payment (see "THE POLICY--Policy Lapse and Reinstatement--LAPSE"). However, your Policy will not lapse if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee premium requirement on each Monthly Deduction Day.

    DEATH BENEFIT GUARANTEE PREMIUMS. If you selected the optional Death Benefit Guarantee Rider, your Policy's data page will show a "Death Benefit Guarantee Monthly Premium." (This rider may not be available in all states. A registered representative can provide information on the availability of this rider. In the state of Illinois, this rider is known as the Death Benefit Protection Rider.) On each Monthly Deduction Day, we will compare the cumulative actual premiums you have paid with the cumulative death benefit guarantee monthly premiums to see if the death benefit guarantee provision will prevent your Policy from lapsing. If you meet the death benefit guarantee premium requirement, then the Policy will not enter a grace period even if its Net Surrender Value is not enough to cover the monthly deduction due. The death benefit guarantee premium requirement is met when (a) is equal to or greater than (b) where:

        (a) is the sum of all premiums paid on the Policy (accumulated from the date of payment at the prepayment interest rate shown on the Policy data page), less the sum of all partial withdrawals (accumulated from the date of each withdrawal at the prepayment interest rate), and less any Policy Loans and unpaid loan interest; and

        (b) is the sum of the death benefit guarantee monthly premiums since the Policy Date accumulated at the prepayment interest rate assuming that the premiums are paid on each Monthly Deduction Day.

    Your Policy must satisfy the death benefit guarantee premium test on each Monthly Deduction Day to keep this rider in effect.

        FOR EXAMPLE: Your Policy was issued 45 months ago and you have paid $5,000 in premiums. No Policy Loans or partial withdrawals have been taken and you have made no Policy changes. Your death benefit guarantee monthly premium is $100. Assuming the prepaid interest rate is zero, the cumulative death benefit guarantee premium requirement as of the 45th Monthly Deduction Day is $4,500 ($100 x 45 months).


        In this example, the death benefit guarantee premium requirement is satisfied on this Monthly Deduction Day because the amount of premiums paid ($5,000) is greater than the death benefit guarantee premium requirement ($4,500).


        However, assuming you had requested a partial withdrawal of $1,000, the death benefit guarantee premium requirement would no longer be satisfied because the amount of premiums paid less the partial withdrawal ($4,000) is now less than the death benefit guarantee premium requirement ($4,500). In order to maintain this rider, you must pay an additional premium of $500 within 61 days after we notify you of the need for additional premium.


    The amount of the death benefit guarantee monthly premium is determined when we issue a Policy, and it depends upon the age and other insurance risk characteristics of the Insured, as well as the amount of coverage and additional features you select. The death benefit guarantee monthly premium will change if you alter either the Policy's Specified Amount or death benefit option, add or delete a Policy rider, or change underwriting class. We will send you a new Policy data page reflecting any change in the death benefit guarantee premium.


    UNSCHEDULED PREMIUMS. Each unscheduled premium payment must be at least $100; however, we may, in our discretion, waive this minimum requirement. We reserve the right to limit the number and amount of unscheduled premium payments. An unscheduled premium payment may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

    PREMIUM LIMITATIONS. In no event may the total of all premiums paid, both planned periodic and unscheduled, exceed the applicable maximum premium limitation imposed by federal tax laws.

    Because the maximum premium limitation is in part dependent upon the Specified Amount for each Policy, changes in the Specified Amount may affect this limitation. If at any time you pay a premium that would result in total premiums exceeding the applicable maximum premium limitation, we will accept only that portion of the premium which will make total premiums equal the maximum. We will return any part of the premium in excess of that amount and we will not accept further premiums until allowed by the applicable maximum premium limitation.

    PAYMENT OF PREMIUMS. We will treat any payments you make first as payment of any outstanding Policy Debt unless you indicate that the payment should be treated otherwise. Where you make no indication, we will treat any portion of a payment that exceeds the amount of any outstanding Policy Debt as a premium payment.

    NET PREMIUMS. The Net Premium is the amount available for investment. The Net Premium equals the premium paid less the premium expense charge. (See "CHARGES AND DEDUCTIONS--Premium Expense Charge.")

    ALLOCATING NET PREMIUMS. In your application for a Policy, you can allocate Net Premiums or portions thereof to the Subaccounts, to the Declared Interest Option, or both. We will allocate Net Premiums to the Declared Interest Option if we receive them either:

             (1) before the date we obtain, at our Home Office, a signed notice from you that you have received the Policy, or

             (2)  before the end of 25 days after the Delivery Date.

    Upon the earlier of (1) or (2) above, we will automatically allocate the Accumulated Value in the Declared Interest Option, without charge, among the Subaccounts and Declared Interest Option in accordance with your allocation instructions.

    We allocate Net Premiums received on or after (1) or (2) above in accordance with your instructions, to the Variable Account, the Declared Interest Option, or both. You do not waive your cancellation privilege by sending us the signed notice of receipt of the Policy (see "THE POLICY--Examination of Policy (Cancellation Privilege)").

    The following additional rules apply to Net Premium allocations:

        - You must allocate at least 10% of each premium to any Subaccount of the Variable Account or to the Declared Interest Option.

        - Your allocation percentages must be in whole numbers (we do not permit fractional percentages).


        - You may change the allocation percentages for future Net Premiums without charge, at any time while the Policy is in force, by providing us with a Written Notice signed by you on a form we accept. The change will take effect on the date we receive the Written Notice at the Home Office and will have no effect on prior Accumulated Values.

--------------------------------------------------------------------------------

EXAMINATION OF POLICY (CANCELLATION PRIVILEGE)


    You may cancel the Policy by delivering or mailing Written Notice or sending a facsimile to us at the Home Office, and returning the Policy to us at the Home Office before midnight of the 20th day you receive the Policy. (Certain states may provide for 30 days in which to cancel a Policy in a replacement situation.) Notice given by mail and return of the Policy by mail are effective on being postmarked, properly addressed and postage prepaid.

    We will refund, within seven days after receipt of satisfactory notice of cancellation and the returned Policy at our Home Office, an amount equal to the greater of premiums paid, or the sum of:

        - the Accumulated Value on the Business Day on or next following the date we receive the Policy at the Home Office, plus

        -   any premium expense charges we deducted, plus

        - monthly deductions made on the Policy Date and any Monthly Deduction Day, plus

        -   amounts approximating the daily charges against the Variable
            Account.
--------------------------------------------------------------------------------

POLICY LAPSE AND REINSTATEMENT

    LAPSE. Your Policy may lapse (terminate without value) during the first three Policy Years if the Net Accumulated Value, or after three Policy Years if Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction") AND a Grace Period expires without a sufficient payment. However, the Policy will not lapse if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee monthly premium requirement on each Monthly Deduction Day. (See "THE POLICY--Premiums--DEATH BENEFIT GUARANTEE PREMIUMS.") Insurance coverage will continue during the Grace Period, but we will deem the Policy to have no Accumulated Value for purposes of Policy Loans, partial withdrawals and surrenders during such Grace Period. The death proceeds payable during the Grace Period will equal the amount of the death proceeds payable immediately prior to the commencement of the Grace Period, reduced by any due and unpaid monthly deductions.

    A Grace Period of 61 days (31 days in certain states) will commence on the date we send you a notice of any insufficiency, at which time the Accumulated Value in each Subaccount will be automatically transferred without charge to the Declared Interest Option.

    To avoid lapse and termination of the Policy without value, we must receive from you during the Grace Period a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS--Monthly Deduction"). If your Policy enters a Grace Period, the amount transferred to the Declared Interest Option will remain there unless and until you provide us with allocation instructions.

    REINSTATEMENT. Prior to the Maturity Date, you may reinstate a lapsed Policy at any time within five years of the Monthly Deduction Day immediately preceding the Grace Period which expired without payment of the required premium. You must submit the following items to us at our Home Office:

        - A written application for reinstatement signed by the Policyowner and the Insured;

        -   Evidence of insurability we deem satisfactory;

        - A premium that, after the deduction of the premium expense charge, is at least sufficient to keep the Policy in force for three months; and

        - An amount equal to the monthly cost of insurance for the two Policy Months prior to lapse.

    State law may limit the premium to be paid on reinstatement to an amount less than that described. To the extent that we did not deduct the monthly administrative charge for a total of twelve Policy Months prior to lapse, we will continue to deduct such charge following reinstatement of the Policy until we have assessed such charge, both before and after the lapse, for a total of 12 Policy Months. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.") We will not reinstate a Policy surrendered for its Net Surrender Value. The lapse of a Policy with loans outstanding may have adverse tax consequences (see "FEDERAL TAX MATTERS.")

    The effective date of the reinstated Policy will be the Monthly Deduction Day coinciding with or next following the date we approve the application for reinstatement. Upon reinstatement of your Policy, the amount tranferred to the Declared Interest Option during the Grace Period will remain there unless and until you provide us with allocation instructions.

--------------------------------------------------------------------------------

POLICY BENEFITS
--------------------------------------------------------------------------------

    While a Policy is in force, it provides for certain benefits prior to the Maturity Date. Subject to certain limitations, you may at any time obtain all or a portion of the Net Accumulated Value by surrendering or taking a partial withdrawal from the Policy. (See "POLICY BENEFITS--Accumulated Value Benefits--SURRENDER AND WITHDRAWAL PRIVILEGES.") In addition, you have certain policy loan privileges under the Policies. (See "POLICY BENEFITS--Loan Benefits--POLICY LOANS.") The Policy also provides for the payment of death proceeds upon the death of the Insured under one of two death benefit options selected by you (see "POLICY BENEFITS--Death Proceeds--DEATH BENEFIT OPTIONS"), and benefits upon the maturity of a Policy (see "POLICY BENEFITS--Benefits at Maturity").
--------------------------------------------------------------------------------

ACCUMULATED VALUE BENEFITS


    SURRENDER AND WITHDRAWAL PRIVILEGES. At any time prior to the Maturity Date while the Policy is in force, you may surrender the Policy or make a partial withdrawal by sending Written Notice to the Company at our Home Office. A Surrender Charge will apply to any surrender during the first ten Policy Years, as well as during the first ten Policy Years following an increase in Specified Amount. A Partial Withdrawal Fee equal to the lesser of $25 or 2% of the Accumulated Value withdrawn will be payable upon each partial withdrawal. (See "CHARGES AND DEDUCTIONS--Surrender Charge, and--Partial Withdrawal Fee"). We ordinarily mail surrender and withdrawal proceeds to the Policyowner within seven days after we receive a signed request at our Home Office, although we may postpone payments under certain circumstances. (See "ADDITIONAL INFORMATION--Postponement of Payments.")



    FACSIMILE REQUESTS. You may request a partial withdrawal from or surrender of your Contract via facsimile.



        - Facsimile requests must be directed to 1-515-226-6870 at our Home Office. We are not liable for the timely processing of any misrouted facsimile request.



        - A request must identify your name and Policy number. We may require your address or social security number be provided for verification purposes.



        - We will compare your signature to your original Policy application. If there is any question as to the validity of the signature, we may require a signature guarantee or notarization to be provided.



        - Upon satisfactory receipt of transaction instructions, your partial withdrawal or surrender will be effective as of the end of the Valuation Period during which we receive the request at our Home Office.



        - A separate confirmation letter will be sent to you upon completion of the transaction. If your request is accompanied by a change of address or is received within 30 days of a prior address change, we will send a confirmation letter to both the old and new addresses.



        - We will employ reasonable procedures to confirm that facsimile requests are genuine. We are not liable for any loss, damage, or expense from complying with facsimile requests we reasonably believe to be authentic.



           CAUTION: Facsimile privileges may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should submit a written request to our Home Office. We are not liable for any processing delays related to a failure of the telephone system.



        - We reserve the right to deny any transaction request made by facsimile.



    We may terminate this privilege at any time.


    SURRENDERS. The amount payable upon surrender of the Policy is the Net Accumulated Value at the end of the Valuation Period when we receive the request. We may pay this amount in a lump sum or under one of the payment options specified in the Policy, as requested by the Policyowner. (See "ADDITIONAL POLICY PROVISIONS--Payment Options" in the Statement of Additional Information.) If you surrender the entire Policy, all insurance in force will terminate and you cannot reinstate the Policy. See "FEDERAL TAX MATTERS" for a discussion of the tax consequences associated with complete surrenders. The Surrender Charge will be deducted from the amount surrendered.


    PARTIAL WITHDRAWALS. You may obtain a portion of the Policy's Net Accumulated Value as a partial withdrawal from the Policy.


        -   A partial withdrawal must be at least $500.

        - A partial withdrawal cannot exceed the lesser of (1) the Net Accumulated Value less $500 or (2) 90% of the Net Accumulated Value.

    We deduct the Partial Withdrawal Fee from the remaining Accumulated Value. You may request that we pay the proceeds of a partial surrender in a lump sum or under one of the payment options specified in the Policy. (See "ADDITIONAL POLICY PROVISIONS--Payment Options" in the Statement of Additional Information.)

    We will allocate a partial withdrawal (together with the Partial Withdrawal
    Fee) among the Subaccounts and the Declared Interest Option in accordance with your written instructions. If we do not receive any such instructions with the request for partial withdrawal, we will allocate the partial withdrawal among the Subaccounts and the Declared Interest Option in the same proportion that the Accumulated Value in each of the Subaccounts and the Accumulated Value in the Declared Interest Option, reduced by any outstanding Policy Debt, bears to the total Accumulated Value, reduced by any outstanding Policy Debt, on the date we receive the request at the Home Office.

    Partial withdrawals will affect both the Policy's Accumulated Value and the death proceeds payable under the Policy. (See "POLICY BENEFITS--Death Proceeds.")

        - The Policy's Accumulated Value will be reduced by the amount of the partial withdrawal.

        - If the death benefit payable under either death benefit option both before and after the partial withdrawal is equal to the Accumulated Value multiplied by the specified amount factor set forth in the Policy, a partial withdrawal will result in a reduction in death proceeds equal to the amount of the partial withdrawal, multiplied by the specified amount factor then in effect.

        - If the death benefit is not so affected by the specified amount factor, the reduction in death proceeds will be equal to the partial withdrawal.

    If Option A is in effect at the time of the withdrawal, there will be no effect on Specified Amount. If Option B is in effect at the time of withdrawal, the partial withdrawals will reduce the Policy's Specified Amount by the amount of Accumulated Value withdrawn. (See "POLICY BENEFITS-- Death Proceeds--DEATH BENEFIT OPTIONS.") The Specified Amount remaining in force after a partial withdrawal may not be less than the minimum Specified Amount for the Policy in effect on the date of the partial withdrawal, as published by the Company. As a result, we will not process any partial withdrawal that would reduce the Specified Amount below this minimum.

    If increases in the Specified Amount previously have occurred, a partial withdrawal will first reduce the Specified Amount of the most recent increase, then the next most recent increases successively, then the coverage under the original application. Thus, a partial withdrawal may either increase or decrease the amount of the cost of insurance charge, depending upon the particular circumstances. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE.") For a discussion of the tax consequences associated with partial withdrawals, see "FEDERAL TAX MATTERS."

    NET ACCUMULATED VALUE. Net Accumulated Value equals the Policy's Accumulated Value reduced by any outstanding Policy Debt and increased by any unearned loan interest.

    On the Business Day coinciding with or immediately following the earlier of the date we receive notice at our Home Office that you have received the Policy, or 25 days after the Delivery Date, we will automatically transfer the Accumulated Value (all of which is in the Declared Interest Option) among the Subaccounts and the Declared Interest Option in accordance with your percentage allocation instructions. At the end of each Valuation Period thereafter, the Accumulated Value in a Subaccount will equal:

        - The total Subaccount units represented by the Accumulated Value at the end of the preceding Valuation Period, multiplied by the Subaccount's unit value for the current Valuation Period; PLUS

        - Any Net Premiums received during the current Valuation Period which are allocated to the Subaccount; PLUS

        - All Accumulated Values transferred to the Subaccount from the Declared Interest Option or from another Subaccount during the current Valuation Period; MINUS

        - All Accumulated Values transferred from the Subaccount to another Subaccount or to the Declared Interest Option during the current Valuation Period, including amounts transferred to the Declared Interest Option to secure Policy Debt; MINUS

        - All partial withdrawals (and any portion of the Surrender Charge) from the Subaccount during the current Valuation Period; MINUS

        - The portion of any monthly deduction charged to the Subaccount during the current Valuation Period to cover the Policy Month following the Monthly Deduction Day.

    The Policy's total Accumulated Value in the Variable Account equals the sum of the Policy's Accumulated Value in each Subaccount.

    UNIT VALUE. Each Subaccount has a Unit Value. When you allocate Net Premiums or transfer other amounts into a Subaccount, we purchase a number of units based on the Unit Value of the Subaccount as of the end of the Valuation Period during which the allocation or transfer is made. Likewise, when amounts are transferred out of a Subaccount, units are redeemed on the same basis. On any day, a Policy's Accumulated Value in a Subaccount is equal to the number of units held in such Subaccount, multiplied by the Unit Value of such Subaccount on that date.
--------------------------------------------------------------------------------

TRANSFERS

    The following features apply to transfers under the Policy:

        - You may transfer amounts among the Subaccounts an unlimited number of times in a Policy Year; however, you may only make one transfer per Policy Year between the Declared Interest Option and the Variable Account.


        - You may make transfers by written request to our Home Office or, if you elected the "Telephone Transfer Authorization" on the supplemental application, by calling the Home Office toll-free at the phone number shown on the cover of the Prospectus. We reserve the right to suspend telephone transfer privileges at any time. We will use reasonable procedures to confirm that telephone instructions are genuine. We are not liable for any loss, damage or expense from complying with telephone instructions we reasonably believe to be authentic.


           CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours, your service provider's or your registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make a written request to our Home Office.

        - The amount of the transfer must be at least $100; or if less than $100, the total Accumulated Value in the Subaccount or in the Declared Interest Option (reduced, in the case of the Declared Interest Option, by any outstanding Policy Debt). The Company may, at its discretion, waive the $100 minimum requirement.


        - The transfer will be effective as of the end of the Valuation Period during which we receive the request at our Home Office.


        - The Company waives the transfer fee for the first twelve transfers during a Policy Year.

        - We may assess a transfer charge of $25 for the 13th and each subsequent transfer in a Policy Year. We will deduct the transfer charge from the amount transferred unless you submit payment for the charge at the time of your request. Once we issue a Policy, we will not increase this charge. (See "CHARGES AND DEDUCTIONS--Transfer Charge.")

        - For purposes of these limitations and charges, we consider all transfers effected on the same day as a single transfer.

    DOLLAR COST AVERAGING. You may elect to participate in a dollar cost averaging program. Dollar Cost Averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your Net Premium into the Subaccounts or Declared Interest Option over a period of time. This allows you to potentially reduce the risk of investing most of your Net Premium into the Subaccounts at a time when prices are high. We do not assure the success of this strategy. Implementation of the dollar cost averaging program does not guarantee profits, nor protect you against losses. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.


    In order to establish this program, you must elect this option on your initial application or complete and submit the applicable request form at a later date, and have money available in a single "source account." Provided there is no outstanding Policy Debt, we will automatically transfer equal amounts from the source account to your designated "target accounts" each month.


        -   The minimum amount of each transfer is $100.

        - Under the dollar cost averaging program, the maximum number of Investment Options which you may select at any one time is ten, including the Declared Interest Option.

        - You select the date to implement this program which will occur on the same date each month, or on the next Business Day.

        - We will terminate this option when monies in the source account are inadequate, or upon receipt of a written request at our Home Office.

        - Each dollar cost averaging transfer counts against the twelve free transfer limit in a Policy Year. All transfers made on the same date count as one transfer.

        - The one transfer limit between the Declared Interest Option and the Variable Account is waived under this program.


        - There is no charge to participate in this program. We reserve the right to discontinue this program at any time.

--------------------------------------------------------------------------------

LOAN BENEFITS

    POLICY LOANS. So long as the Policy remains in force and has a positive Net Accumulated Value, you may borrow money from the Company at any time using the Policy as the sole security for the Policy Loan. A loan taken from, or secured by, a Policy may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

    The maximum amount that you may borrow at any time is 90% of the Accumulated Value as of the end of the Valuation Period during which we receive the request for the Policy Loan at our Home Office, less any previously outstanding Policy Debt (certain states may permit you to borrow up to 100% of the Policy's Net Accumulated Value). The Company's claim for repayment of Policy Debt has priority over the claims of any assignee or other person.

    During any time that there is outstanding Policy Debt, we will treat payments you make first as payment of outstanding Policy Debt, unless you indicate that we should treat the payment otherwise. Where no indication is made, we will treat as a premium payment any portion of a payment that exceeds the amount of any outstanding Policy Debt.

    ALLOCATION OF POLICY LOAN. When you take a Policy Loan, we segregate an amount equal to the Policy Loan (including interest) within the Declared Interest Option as security for the Policy Loan. If, immediately prior to the Policy Loan, the Accumulated Value in the Declared Interest Option less Policy Debt outstanding is less than the amount of such Policy Loan, we will transfer the difference from the Subaccounts of the Variable Account, which have Accumulated Value, in the same proportions that the Policy's Accumulated Value in each Subaccount bears to the Policy's total Accumulated Value in the Variable Account. We will determine Accumulated Values as of the end of the Valuation Period during which we receive the request for the Policy Loan at the Home Office.

    We normally will mail loan proceeds to you within seven days after receipt of a written request. Postponement of a Policy Loan may take place under certain circumstances. (See "ADDITIONAL INFORMATION--Postponement of Payments.")

    Amounts segregated within the Declared Interest Option as security for Policy Debt will bear interest at an effective annual rate set by the Company. This rate may be different than that used for other amounts within the Declared Interest Option. (See "POLICY BENEFITS--Loan Benefits--EFFECT ON INVESTMENT PERFORMANCE.")

    LOAN INTEREST CHARGED. The interest rate charged on Policy Loans is not fixed. The maximum annual loan interest rate we charge will be the higher of the "Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds" as published by Moody's Investors Service, Inc. (or any successor thereto) for the calendar month ending two months before the date on which the rate is determined; or 5.5%. We may elect to change the interest rate at any time, of which you will be notified. The new rate will take effect on the Policy Anniversary coinciding with, or next following, the date the rate is changed.

    EFFECT ON INVESTMENT PERFORMANCE. Amounts transferred from the Variable Account as security for Policy Debt will no longer participate in the investment performance of the Variable Account. We will credit all amounts held in the Declared Interest Option as security for Policy Debt with interest on each Monthly Deduction Day at an effective annual rate equal to the greater of 4% or the current effective loan interest rate minus no more than 3%, as determined and declared by the Company. We will not credit additional interest to these amounts. The interest credited will remain in the Declared Interest Option unless and until transferred by the Policyowner to the Variable Account, but will not be segregated within the Declared Interest Option as security for Policy Debt.


    For Policies that have been in force ten years, we may allow a loan spread of 0% on a loan in an amount equal to or less than the gain under the Policy.


    Even though you may repay Policy Debt in whole or in part at any time prior to the Maturity Date if the Policy is still in force, Policy Loans will affect the Accumulated Value of a Policy and may affect the death proceeds payable. The effect could be favorable or unfavorable depending upon whether the investment performance of the Subaccount(s) from which the Accumulated Value was transferred is less than or greater than the interest rates actually credited to the Accumulated Value segregated within the Declared Interest Option as security for Policy Debt while Policy Debt is outstanding. In comparison to a Policy under which no Policy Loan was made, Accumulated Value will be lower where such interest rates credited were less than the investment performance of the Subaccount(s), but will be higher where such interest rates were greater than the performance of the Subaccount(s). In addition, death proceeds will reflect a reduction of the death benefit by any outstanding Policy Debt.

    POLICY DEBT. Policy Debt equals the sum of all unpaid Policy Loans and any due and unpaid policy loan interest. Policy Debt is not included in Net Accumulated Value, which is equal to Accumulated Value less Policy Debt. If, during the first three Policy Years, Net Accumulated Value or, after three Policy Years, Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction"), we will notify you. To avoid lapse and termination of the Policy without value (see "THE POLICY--Policy Lapse and Reinstatement--Lapse"), you must, during the Grace Period, make a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS--Monthly Deduction"). Therefore, the greater the Policy Debt under a Policy, the more likely it would be to lapse.

    REPAYMENT OF POLICY DEBT. You may repay Policy Debt in whole or in part any time during the Insured's life and before the Maturity Date so long as the Policy is in force. We subtract any Policy Debt not repaid from the death benefit payable at the Insured's death, from Accumulated Value upon complete surrender or from the maturity benefit. Any payments made by a Policyowner will be treated first as the repayment of any outstanding Policy Debt, unless the Policyowner indicates otherwise. Upon partial or full repayment of Policy Debt, we will no longer segregate within the Declared Interest Option the portion of the Accumulated Value securing the repaid portion of the Policy Debt, but that amount will remain in the Declared Interest Option unless and until transferred to the Variable Account by the Policyowner. We will notify you when your Policy Debt is repaid in full.

    For a discussion of the tax consequences associated with Policy Loans and lapses, see "FEDERAL TAX MATTERS."
--------------------------------------------------------------------------------

DEATH PROCEEDS

    So long as the Policy remains in force, the Policy provides for the payment of death proceeds upon the death of the Insured.

        - You may name one or more primary Beneficiaries or contingent Beneficiaries and we will pay proceeds to the primary Beneficiary or a contingent Beneficiary.

        - If no Beneficiary survives the Insured, we will pay the death proceeds to the Policyowner or his estate. We may pay death proceeds in a lump sum or under a payment option. (See "ADDITIONAL POLICY PROVISIONS--Payment Options" in the Statement of Additional Information.)

    To determine the death proceeds, we will reduce the death benefit by any outstanding Policy Debt and increase it by any unearned loan interest and any premiums paid after the date of death. We will ordinarily mail proceeds within seven days after receipt by the Company of Due Proof of Death. We may postpone payment, however, under certain circumstances. (See "ADDITIONAL INFORMATION--Postponement of Payments.") We pay interest on those proceeds, at an annual rate of no less than 3% or any rate required by law, from the date of death to the date payment is made.

    DEATH BENEFIT GUARANTEE RIDER. If you selected the optional Death Benefit Guarantee Rider (there is no charge for this rider), on each Monthly Deduction Day we will check to see if you have met the death benefit guarantee monthly premium requirement by comparing the total amount of cumulative actual premiums you have paid with the cumulative death benefit guarantee monthly premiums. If you meet the death benefit guarantee monthly premium requirement, then your Policy will not enter a Grace Period even if the Net Surrender Value is not enough to cover the monthly deduction due. If you do not meet the death benefit guarantee monthly premium requirement, then we will notify you of the amount you must pay within 61 days to prevent your Policy from lapsing. (See "THE POLICY--Premiums--DEATH BENEFIT GUARANTEE PREMIUMS.") Your Policy will meet the death benefit guarantee monthly premium requirement on a Monthly Deduction Day when
    (a) is equal to or greater than (b) where:

        (a) is the sum of all premiums paid on the Policy (accumulated from the date of payment at the prepayment interest rate shown on the Policy data page), less the sum of all partial withdrawals (accumulated from the date of each withdrawal at the prepayment interest rate), and less any Policy loans and unpaid loan interest; and

        (b) is the sum of the death benefit guarantee monthly premiums since the Policy Date accumulated at the prepayment interest rate.

    DEATH BENEFIT OPTIONS. Policyowners designate in the initial application one of two death benefit options offered under the Policy. The amount of the death benefit payable under a Policy will depend upon the option in effect at the time of the Insured's death.

    Under Option A, the death benefit will be equal to the greater of

        (1) the sum of the current Specified Amount and the Accumulated Value, or

        (2) the Accumulated Value multiplied by the specified amount factor for the Insured's Attained Age.

    We will determine Accumulated Value as of the end of the Business Day coinciding with or immediately following the date of death. Under Option A, the death proceeds will always vary as the Accumulated Value varies (but will never be less than the Specified Amount). If you prefer to have favorable investment performance and additional premiums reflected in increased death benefits you generally should select Option A.

    Under Option B, the death benefit will be equal to the greater of:

        -   the current Specified Amount, or

        - the Accumulated Value (determined as of the end of the Business Day coinciding with or immediately following the date of death) multiplied by the specified amount factor for the Insured's Attained Age.

    Under Option B, the death benefit will remain level at the Specified Amount unless the Accumulated Value multiplied by the specified amount factor exceeds the current Specified Amount, in which case the amount of the death benefit will vary as the Accumulated Value varies. If you are satisfied with the amount of your insurance coverage under the Policy and prefer to have favorable investment performance and additional premiums reflected in higher Accumulated Value rather than increased death benefits, you generally should select Option B.

    Appendix A in the Statement of Additional Information shows examples illustrating Option A and Option B. The specified amount factor is 2.50 for an Insured Attained Age 40 or below on the date of death. For Insureds with an Attained Age over 40 on the date of death, the factor declines with age as shown in the Specified Amount Factor Table in Appendix B.

    Whether you choose Option A or Option B, you will always be guaranteed a minimum death benefit that is equal to the Specified Amount.

    CHANGING THE DEATH BENEFIT OPTION. You may change the death benefit option in effect at any time by sending a written request to us at our Home Office. The effective date of such a change will be the Monthly Deduction Day coinciding with or immediately following the date we approve the change. A change in death benefit options may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

    If you change the death benefit option from Option A to Option B, the death benefit will not change and the current Specified Amount will be increased by the Accumulated Value on the effective date of the change. If you change the death benefit option from Option B to Option A, we will reduce the current Specified Amount by an amount equal to the Accumulated Value on the effective date of the change. You may not make a change in the death benefit option if it would result in a Specified Amount which is less than the minimum Specified Amount in effect on the effective date of the change, or if after the change the Policy would no longer qualify as life insurance under federal tax law.

    We impose no charges in connection with a change in death benefit option; however, a change in death benefit option will affect the cost of insurance charges. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE.")

    CHANGE IN EXISTING COVERAGE. After a Policy has been in force for one Policy Year, you may adjust the existing insurance coverage by increasing or decreasing the Specified Amount. To make a change, you must send us a written request at our Home Office. Any change in the Specified Amount may affect the cost of insurance rate and the net amount at risk, both of which will affect your cost of insurance charge. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE RATE, and--NET AMOUNT AT RISK.") If decreases in the Specified Amount cause the premiums paid to exceed the maximum premium limitations imposed by federal tax law (see "THE POLICY--Premiums--PREMIUM LIMITATIONS"), the decrease will be limited to the extent necessary to meet these requirements. A change in existing coverage may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

    Any decrease in the Specified Amount will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. The decrease will first reduce the Specified Amount provided by the most recent increase, then the next most recent increases successively, then the Specified Amount under the original application. The Specified Amount following a decrease can never be less than the minimum Specified Amount for the Policy in effect on the date of the decrease. A Specified Amount decrease will not reduce the Surrender Charge.

    To apply for an increase, you must provide us with evidence of insurability we deem satisfactory. Any approved increase will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. An increase will not become effective, however, if the Policy's Accumulated Value on the effective date would not be sufficient to cover the deduction for the increased cost of the insurance for the next Policy Month. A Specified Amount increase is subject to its own Surrender Charge.
--------------------------------------------------------------------------------

ACCELERATED PAYMENTS OF DEATH PROCEEDS

    In the event that the Insured becomes terminally ill (as defined below), you may (if residing in a state that has approved such an endorsement), by written request and subject to the conditions stated below, have the Company pay all or a portion of the accelerated death benefit immediately to you. If not attached to the Policy beforehand, we will issue an accelerated death benefit endorsement (the "Endorsement") providing for this right. There is no separate charge for this Endorsement.

    For this purpose, an Insured is terminally ill when a physician (as defined by the Endorsement) certifies that he or she has a life expectancy of 12 months or less.


    The accelerated death benefit is equal to the Policy's death benefit as described on page 7, up to a maximum of $250,000 (the $250,000 maximum applies in aggregate to all policies issued by the Company on the Insured), less an amount representing a discount for 12 months at the interest rate charged for loans under the Policy. The accelerated death benefit does not include the amount of any death benefit payable under a rider that covers the life of someone other than the Insured. Adding this endorsement to a Policy or requesting an accelerated death benefit under this endorsement may have tax consequences (see "FEDERAL TAX MATTERS").

--------------------------------------------------------------------------------

BENEFITS AT MATURITY

    The Maturity Date is Attained Age 115 (Attained Age 95 in certain states). If the Insured is alive and the Policy is in force on the Maturity Date, the Company will pay to you the Policy's Accumulated Value as of the end of the Business Day coinciding with or immediately following the Maturity Date, reduced by any outstanding Policy Debt. (See "POLICY BENEFITS--Loan Benefits--REPAYMENT OF POLICY DEBT.") We may pay benefits at maturity in a lump sum or under a payment option. The tax consequences associated with continuing a Policy beyond age 100 are unclear. Consult a tax adviser on this issue.

--------------------------------------------------------------------------------

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

    We deduct certain charges in connection with the Policy to compensate us for
    (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The nature and amount of these charges are described more fully below.
--------------------------------------------------------------------------------

PREMIUM EXPENSE CHARGE

    Before allocating Net Premiums among the Subaccounts and the Declared Interest Option, we reduce premiums paid by a premium expense charge. The premium less the premium expense charge equals the Net Premium.

    The premium expense charge is 7% of each premium up to the Target Premium and 2% of each premium over the Target Premium. It is used to compensate us for expenses incurred in distributing the Policy, including agent sales commissions, the cost of printing prospectuses and sales literature, advertising costs and charges we consider necessary to pay all taxes imposed by states and subdivisions thereof (which currently range from 1% to 3%). Because we include any state premium taxes in the premium expense charge, the amount paid by a Policyowner is generally an average of premium tax amounts charged by the states. As a result, you may pay more premium tax than is required in your state of residence.
--------------------------------------------------------------------------------

MONTHLY DEDUCTION

    We deduct certain charges monthly from the Accumulated Value of each Policy ("monthly deduction") to compensate us for the cost of insurance coverage and any additional benefits added by rider (see "ADDITIONAL INSURANCE BENEFITS" in the Statement of Additional Information), for underwriting and start-up expenses in connection with issuing a Policy and for certain administrative costs. We deduct the monthly deduction on the Policy Date and on each Monthly Deduction Day. We deduct it from the Declared Interest Option and each Subaccount in the same proportion that the Policy's Net Accumulated Value in the Declared Interest Option and the Policy's Accumulated Value in each Subaccount bear to the total Net Accumulated Value of the Policy. For purposes of making deductions from the Declared Interest Option and the Subaccounts, we determine Accumulated Values as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

We make the monthly deduction on the Business Day coinciding with or immediately following each Monthly Deduction Day and it will equal:

    -  the cost of insurance for the Policy; plus

    -  the cost of any optional insurance benefits added by rider; plus

    -  the monthly policy expense charge.

During the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount, the monthly deduction will include a monthly per $1,000 charge. During the first 12 Policy Months, the monthly deduction will also include a monthly expense charge.

COST OF INSURANCE. This charge is designed to compensate us for the anticipated cost of paying death proceeds to Beneficiaries of those Insureds who die prior to the Maturity Date. We determine the cost of insurance on a monthly basis, and we determine it separately for the initial Specified Amount and for any subsequent increases in Specified Amount. We will determine the monthly cost of insurance charge by dividing the applicable cost of insurance rate, or rates, by 1,000 and multiplying the result by the net amount at risk for each Policy Month. We may realize a profit from this charge and may use such profit for any lawful purpose, including paying our distribution expenses.

NET AMOUNT AT RISK. The net amount at risk may be affected by investment performance, payment of premiums, fees and charges under the Policy, death benefit option chosen, partial withdrawals and decreases in Specified Amount. Under Option A, the net amount at risk for a Policy Month is equal to
(a) divided by (b); and under Option B, the net amount at risk for a Policy Month is equal to (a) divided by (b), minus (c), where:

    (a)   is the Specified Amount;

    (b)  is 1.0032737(1); and

    (c)   is the Accumulated Value.

We determine the Specified Amount and the Accumulated Value as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day.

We determine the net amount at risk separately for the initial Specified Amount and any increases in Specified Amount. In determining the net amount at risk for each Specified Amount, we first consider the Accumulated Value a part of the initial Specified Amount. If the Accumulated Value exceeds the initial Specified Amount, we will consider it to be a part of any increase in the Specified Amount in the same order as the increases occurred.

COST OF INSURANCE RATE. We base the cost of insurance rate for the initial Specified Amount on the Insured's sex, underwriting class and Attained Age. For any increase in Specified Amount, we base the cost of insurance rate on the Insured's sex, underwriting class and age at last birthday on the effective date of the increase. Actual cost of insurance rates may change and we will determine the actual monthly cost of insurance rates by the Company based on its expectations as to future mortality experience. However, the actual cost of insurance rates will never be greater than the guaranteed maximum cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners' Standard Ordinary Non-Smoker and Smoker Mortality Table. Current cost of insurance rates are generally less than the guaranteed maximum rates. Any change in the cost of insurance rates will apply to all persons of the same age, sex and underwriting class whose Policies have been in force the same length of time.

The cost of insurance rates generally increase as the Insured's Attained Age increases. The underwriting class of an Insured also will affect the cost of insurance rate. The Company currently places Insureds into a standard underwriting class or into underwriting classes involving a higher mortality risk. In an otherwise

------------------------
(1) Dividing by this number reduces the net amount at risk, solely for the purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.

identical Policy, Insureds in the standard underwriting class will have a lower cost of insurance rate than those in underwriting class involving higher mortality risk. The standard underwriting class is also divided into two categories: tobacco and non-tobacco. Non-tobacco using Insureds will generally have a lower cost of insurance rate than similarly situated Insureds who use tobacco. The Company may offer preferred and super-preferred classes in addition to the standard tobacco and non-tobacco classes. Insureds who fall under a preferred or super-preferred class will generally have a lower cost of insurance rate than Insureds who receive a standard classification. (An Insured must meet more stringent medical requirements than those established for the preferred class in order to qualify for the Company's super-preferred class of insurance rates.)

We determine the cost of insurance rate separately for the initial Specified Amount and for the amount of any increase in Specified Amount. In calculating the cost of insurance charge, we apply the rate for the underwriting class on the Policy Date to the net amount at risk for the initial Specified Amount; for each increase in Specified Amount, we use the rate for the underwriting class applicable to the increase. However, if we calculate the death benefit as the Accumulated Value times the specified amount factor, we will use the rate for the underwriting class for the most recent increase that required evidence of insurability for the amount of death benefit in excess of the total Specified Amount.

ADDITIONAL INSURANCE BENEFITS. The monthly deduction will include charges for any additional benefits provided by rider. (See "ADDITIONAL INSURANCE BENEFITS" in the Statement of Additional Information.)

MONTHLY POLICY EXPENSE CHARGE. We have primary responsibility for the administration of the Policy and the Variable Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash withdrawals, surrenders and Policy changes, and reporting and overhead costs. As reimbursement for administrative expenses related to the maintenance of each Policy and the Variable Account, we assess a $5 monthly administrative charge against each Policy. We guarantee this charge will not exceed $7 per Policy Month.

FIRST-YEAR MONTHLY PER $1,000 CHARGE. We deduct a charge from Accumulated Value as part of the monthly deduction during the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount. The charge will compensate us for first-year underwriting, processing and start-up expenses incurred in connection with the Policy and the Variable Account. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Insured's premium class, and establishing policy records. The monthly administrative charge is $0.05 per $1,000 of Specified Amount or increase in Specified Amount. We guarantee this charge will not exceed $0.07 per $1,000 of Specified Amount.


FIRST-YEAR MONTHLY PER POLICY CHARGE. We will deduct an additional monthly charge from Accumulated Value during the first twelve Policy Months. This monthly charge will compensate us for costs associated with underwriting and issuing the Policy. These expenses include the cost of processing applications, conducting medical examinations and determining insurability. The first-year monthly per policy charge is $5 per Policy Month. We guarantee this charge will not exceed $7 per Policy Month.

--------------------------------------------------------------------------------

TRANSFER CHARGE

    The Company waives the transfer charge for the first twelve transfers during a Policy Year. We may impose a transfer charge of $25 for the thirteenth and each subsequent transfer in a Policy Year to compensate us for the costs in making the transfer.

        - Unless paid in cash, we will deduct the transfer charge from the amount transferred.

        - Once we issue a Policy, we will not increase this charge for the life of the Policy.

        - We will not impose a transfer charge on transfers that occur as a result of Policy Loans, the exercise of the special transfer privilege or the initial allocation of Accumulated Value among the Subaccounts and the Declared Interest Option following acceptance of the Policy by the Policyowner.

    Currently, there is no charge for changing the Net Premium allocation instructions.
--------------------------------------------------------------------------------

PARTIAL WITHDRAWAL FEE

    Upon partial withdrawal from a Policy, we assess a charge equal to the lesser of $25 or 2% of the Accumulated Value withdrawn to compensate us for costs incurred in accomplishing the withdrawal. We deduct this fee from Accumulated Value.
--------------------------------------------------------------------------------

SURRENDER CHARGE

    We apply a Surrender Charge during the first ten Policy Years, as well as during the first ten Policy Years following an increase in Specified Amount to the extent of the increase. This charge is an amount per $1,000 of Specified Amount which declines to $0 in the eleventh year and varies based on the age, sex, underwriting class and Policy Year. We have listed below the maximum Surrender Charge per $1,000 of Specified Amount for select ages in various underwriting classes in the first Policy Year.

ISSUE AGE  MALE, TOBACCO   FEMALE, TOBACCO   UNISEX, TOBACCO
   30         $17.48           $11.40            $16.26
   50         $44.66           $25.82            $40.68
   70         $57.48           $57.48            $57.48

    The maximum Surrender Charge for any Policy is $57.48 per $1,000 of Specified Amount. (See "APPENDIX B--Maximum Surrender Charges" in the Statement of Additional Information.) The Surrender Charge is level within each Policy Year. The Surrender Charge will be deducted from the amount surrendered.

    Currently, we waive the Surrender Charge after the first Policy Year if the Insured is:

        -   terminally ill, or

        -   stays in a qualified care center for 90 consecutive days.
--------------------------------------------------------------------------------

VARIABLE ACCOUNT CHARGES

    MORTALITY AND EXPENSE RISK CHARGE. We deduct a daily mortality and expense risk charge from each Subaccount at an effective annual rate of .90% of the average daily net assets of the Subaccounts. We guarantee this charge will not exceed 1.05% of the average daily net assets of the Subaccounts. We may realize a profit from this charge and may use such profit for any lawful purpose, including payment of our distribution expenses.

    The mortality risk we assume is that Insureds may die sooner than anticipated and therefore, we may pay an aggregate amount of life insurance proceeds greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

    FEDERAL TAXES. Currently, no charge is made to the Variable Account for federal income taxes that may be attributable to the Variable Account. We may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Account may also be made. (See "FEDERAL TAX MATTERS.")

    INVESTMENT OPTION EXPENSES. The value of net assets of the Variable Account will reflect the investment advisory fee and other expenses incurred by each Investment Option. The investment advisory fee and other expenses applicable to each Investment Option are listed on page 11 and described in the prospectus for each Investment Option.

    COMPENSATION. For information concerning compensation paid for the sale of the Policies, see "DISTRIBUTION OF THE POLICIES."

--------------------------------------------------------------------------------

THE DECLARED INTEREST OPTION
--------------------------------------------------------------------------------


    You may allocate Net Premiums and transfer Accumulated Value to the Declared Interest Option, which is part of the General Account. We own the assets in the General Account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the Declared Interest Option's assets. We bear the full investment risk for all amounts allocated or transferred to the Declared Interest Option. We guarantee that the amounts allocated to the Declared Interest Option may be credited interest daily at a net effective annual interest rate of at least 4%. These amounts, after charges and deductions, are also guaranteed. We determine any interest rate credited in excess of the guaranteed rate at our sole discretion.


    The Declared Interest Option will not share in the investment performance of our General Account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations you make to the Declared Interest Option may be credited with different current interest rates. You assume the risk that interest credited to amounts in the Declared Interest Option may not exceed the minimum 4% guaranteed rate.

    Because of exemptive and exclusionary provisions, we have not registered interests in the Declared Interest Option under the Securities Act of 1933 and we have not registered the Declared Interest Option as an investment company under the Investment Company Act of 1940. Accordingly, neither the Declared Interest Option nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Declared Interest Option. Disclosures regarding the Declared Interest Option may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

    Please refer to the Policy and the Statement of Additional Information for complete details regarding the Declared Interest Option.
--------------------------------------------------------------------------------

TRANSFERS, PARTIAL WITHDRAWALS, SURRENDERS AND POLICY LOANS

    You may transfer amounts between the Subaccounts and the Declared Interest Option. However, only one transfer between the Variable Account and the Declared Interest Option is permitted in each Policy Year. We may impose a transfer charge in connection with such transfer (see "CHARGES AND DEDUCTIONS--Transfer Charge".) No more than 50% of the Net Accumulated Value in the Declared Interest Option may be transferred from the Declared Interest Option unless the balance in the Declared Interest Option immediately after the transfer would be less than $1,000. If the balance in the Declared Interest Option after a transfer would be less than $1,000, you may transfer the full Net Accumulated Value in the Declared Interest Option. A Policyowner may also make surrenders and obtain Policy Loans from the Declared Interest Option at any time prior to the Policy's Maturity Date.

    We may delay transfers, payment of partial withdrawals and surrenders from, and payments of Policy Loans allocated to, the Declared Interest Option for up to six months.

--------------------------------------------------------------------------------

GENERAL PROVISIONS
--------------------------------------------------------------------------------

CHANGE OF PROVISIONS

    We reserve the right to change the Policy, in the event of future changes in the federal tax law, to the extent required to maintain the Policy's qualification as life insurance under federal tax law.

    Except as provided in the foregoing paragraph, no one can change any part of the Policy except the Policyowner and the President, a Vice President, the Secretary or an Assistant Secretary of the Company. Both must agree to any change and such change must be in writing. No agent may change the Policy or waive any of its provisions.
--------------------------------------------------------------------------------

OWNERSHIP


    The Policy belongs to the Policyowner. The original Policyowner is the person named as owner in the application. Ownership of the Policy may change according to the ownership option selected as part of the original application or by a subsequent endorsement to the Policy. During the Insured's lifetime, all rights granted by the Policy belong to the Policyowner, except as otherwise provided for in the Policy. Changing the Policyowner may have tax consequences.


    Special ownership rules may apply if the Insured is under legal age (as defined by state law in the state in which the Policy is delivered) on the Policy Date.
--------------------------------------------------------------------------------

THE BENEFICIARY

    The Policyowner designates the primary Beneficiaries and contingent Beneficiaries in the application. If changed, the primary Beneficiary or contingent Beneficiary is as shown in the latest change filed with the Company. One or more primary or contingent Beneficiaries may be named in the application. In such case, the proceeds will be paid in equal shares to the survivors in the appropriate beneficiary class, unless requested otherwise by the Policyowner.

    Unless a payment option is chosen, we will pay the proceeds payable at the Insured's death in a lump sum to the primary Beneficiary. If the primary Beneficiary dies before the Insured, we will pay the proceeds to the contingent Beneficiary. If no Beneficiary survives the Insured, we will pay the proceeds to the Policyowner or the Policyowner's estate.

--------------------------------------------------------------------------------

DISTRIBUTION OF THE POLICIES
--------------------------------------------------------------------------------

    We have entered into a distribution agreement with EquiTrust Marketing Services, LLC ("EquiTrust Marketing"), an affiliate of the Company, for the distribution and sale of the Policies. EquiTrust Marketing may sell the Policies through its registered representatives or through broker-dealers who have entered into selling agreements with EquiTrust Marketing. EquiTrust Marketing's principal business address is the same as that of the Company.


    We pay commissions for the sale of the Policies. The maximum commissions payable to broker-dealers will be 125% of Target Premiums in the first Policy Year, 4.5% of Target Premiums in each Policy Year after the first Policy Year and 7% of excess premiums in all Policy Years. We pay commissions for substandard risk and rider premiums based on our rules at the time of payment. Additional amounts may be paid and expenses may be reimbursed based on various factors. EquiTrust Marketing and other broker-dealers will share commissions and additional amounts received for sales of the Policies with their registered representatives involved in the sales in accordance with its rules and policies for compensating such registered representatives. See

    "DISTRIBUTION OF THE POLICIES" in the Statement of Additional Information for more information concerning compensation paid for the sale of the Policies.



    Also, EquiTrust Marketing receives 0.25% from the following Investment Options in the form of 12b-1 fees: Dreyfus Socially Responsible Growth Fund; Fidelity Variable Insurance Products Fund, VIP High Income Portfolio and VIP Mid Cap Portfolio; and Franklin Real Estate Fund, Franklin Small Cap Fund, Franklin Small Cap Value Securities Fund, Franklin U.S. Government Fund, Mutual Shares Securities Fund and Templeton Growth Securities Fund. 12b-1 class shares of these Investment Options have adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows the Investment Options to pay fees to those who sell and distribute Investment Option shares out of Investment Option assets.


--------------------------------------------------------------------------------

FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

INTRODUCTION

    The following summary provides a general description of the Federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.
--------------------------------------------------------------------------------

TAX STATUS OF THE POLICY

    In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to a Policy issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk). It is not clear whether such a Policy will in all cases satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Policy. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to modify the Policy as necessary in order to do so.

    In certain circumstances, owners of variable life insurance policies have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the Policyowners have been currently taxed on income and gains attributable to variable account assets. There is little guidance in this area, and some features of the Policy, such as the flexibility to allocate premium payments and Accumulated Values, have not been explicitly addressed in published rulings. While we believe that the Policy does not give the Policyowner investment control over Variable Account assets, we reserve the right to modify the Policy as necessary to prevent the Policyowner from being treated as the owner of the Variable Account assets supporting the Policy.

    In addition, the Code requires that the investments of the Subaccounts be "adequately diversified" in order for the Policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Subaccounts, through the funds, will satisfy these diversification requirements.

    The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

--------------------------------------------------------------------------------

TAX TREATMENT OF POLICY BENEFITS

    IN GENERAL. The Company believes that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each Policyowner or beneficiary. A tax adviser should be consulted on these consequences.


    Generally, a Policyowner will not be deemed to be in constructive receipt of the Accumulated Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a modified endowment contract ("MEC").



    MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will generally fail the 7-pay test if, at any time in the first seven Policy Years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.



    In some circumstances, there is a reduction in the benefits under the Policy during the first seven years. For example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, the Policy may have to be re-tested as if it were a newly issued Policy. A material change may occur, for example, when there is an increase in the death benefit due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy Years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policyowner should consult a tax adviser to determine whether a transaction will cause the Policy to be classified as a MEC.


    DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as MECs are subject to the following tax rules:

        (1) All distributions other than death benefits from a MEC, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policyowner's investment in the Policy only after all gain has been distributed.

        (2) Loans taken from or secured by a Policy classified as a MEC are treated as distributions and taxed accordingly.

        (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policyowner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policyowner or the joint lives (or joint life expectancies) of the Policyowner and the Policyowner's beneficiary or designated beneficiary.

        (4) If a Policy becomes a MEC, distributions that occur during the Policy Year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

    DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a MEC, including surrenders and partial withdrawals, are generally treated first as a recovery of the Policyowner's investment in the Policy, and only after the recovery of all investment in the Policy, as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.


    Loans from or secured by a Policy that is not a MEC will generally not be treated as taxable distributions. However, the tax treatment of a loan taken out of a Policy where there is no spread (difference between the interest rate charged to you and the interest rate credited to amounts securing the loan), as the case may be on loans for Policies in force ten years or more, or a minimal spread is unclear. You should consult your tax adviser about any such loan.


    Finally, neither distributions from, nor loans from or secured by, a Policy that is not a MEC are subject to the 10 percent additional income tax.

    INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

    POLICY LOANS. In general, interest on a Policy Loan will not be deductible. If a loan from a Policy is outstanding when the Policy is cancelled or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the Policy and will be taxed accordingly Before taking out a Policy Loan, you should consult your tax adviser as to the tax consequences.

    MULTIPLE POLICIES. All MECs that are issued by the Company (or its affiliates) to the same Policyowner during any calendar year are treated as one MEC for purposes of determining the amount includible in the Policyowner's income when a taxable distribution occurs.

    ACCELERATED DEATH BENEFITS. The Company believes that for federal income tax purposes, an accelerated death benefit payment received under an accelerated death benefit endorsement should be fully excludable from the gross income of the beneficiary, as long as the beneficiary is the insured under the Policy. However, you should consult a qualified tax adviser about the consequences of adding this Endorsement to a Policy or requesting an accelerated death benefit payment under this Endorsement.

    CONTINUATION OF POLICY BEYOND AGE 100. The tax consequences of continuing the Policy beyond the Insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's 100th year.

    EXCHANGES. The Company believes that an exchange of a fixed-benefit policy issued by the Company for a Policy as provided under "THE POLICY--Exchange Privilege" generally should be treated as a non-taxable exchange of life insurance policies within the meaning of section 1035 of the Code. However, in certain circumstances, the exchanging owner may receive a cash distribution that might have to be recognized as income to the extent there was gain in the fixed-benefit policy. Moreover, to the extent a fixed-benefit policy with an outstanding loan is exchanged for an unencumbered Policy, the exchanging owner could recognize income at the time of the exchange up to an amount of such loan (including any due and unpaid interest on such loan). An exchanging Policyowner should consult a tax adviser as to whether an exchange of a fixed-benefit policy for the Policy will have adverse tax consequences.

    OTHER POLICYOWNER TAX MATTERS. Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.


    SPLIT-DOLLAR ARRANGEMENTS. The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.



    Additionally, on July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.



    Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, provided there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar insurance arrangement should consult legal counsel.



    TAX SHELTER REGULATIONS. Prospective Policyowners that are corporations should consult a tax adviser about the treatment of the Policy under the Treasury regulations applicable to corporate tax shelters.



    ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Policyowner is subject to that tax.


    OTHER TAX CONSIDERATIONS. The transfer of the Policy or designation of a beneficiary may have federal, state and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of or the payment of proceeds to a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

    WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
--------------------------------------------------------------------------------

POSSIBLE TAX LAW CHANGES

    Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.
--------------------------------------------------------------------------------

TAXATION OF THE COMPANY

    At the present time, the Company makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the Variable Account or to the policies. The Company reserves the right to charge the Subaccounts of the Variable Account for any future taxes or economic burden the Company may incur.

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

VOTING RIGHTS

    To the extent required by law, the Company will vote the Fund shares held in the Variable Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and, as a result, we determine that it is permitted to vote the Fund shares in its own right, we may elect to do so.

    The number of votes which a Policyowner has the right to instruct are calculated separately for each Subaccount and are determined by dividing the Policy's Accumulated Value in a Subaccount by the net asset value per share of the corresponding Investment Option in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Investment Option which you have the right to instruct will be determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at such meeting of the Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by each Fund. Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Investment Option.

    The Company will vote Fund shares attributable to Policies as to which no timely instructions are received (as well as any Fund shares held in the Variable Account which are not attributable to Policies) in proportion to the voting instructions which are received with respect to all Policies participating in each Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast on a matter.

    Fund shares may also be held by separate accounts of other affiliated and unaffiliated insurance companies. The Company expects that those shares will be voted in accordance with instructions of the owners of insurance policies and contracts issued by those other insurance companies. Voting instructions given by owners of other insurance policies will dilute the effect of voting instructions of Policyowners.
--------------------------------------------------------------------------------


ABUSIVE TRADING PRACTICES



    We do not permit excessive trading or market timing activities. Such practices can disrupt the management strategies of the Investment Options and increase expenses, which are borne by all Policyowners. We reserve the right to reject excessive transfers or purchases by market timers if the trade would disrupt the management of the Variable Account or any Investment Option. In addition, we may suspend or modify transfer privileges at any time to prevent market timing efforts that could disadvantage other Policyowners. These modifications may include, but are not limited to, requiring a minimum time period between each transfer or limiting the dollar amount that an Policyowner may transfer at any one time.

--------------------------------------------------------------------------------


POSTPONEMENT OF PAYMENTS


    The Company will usually mail the proceeds of complete surrenders, partial withdrawals and Policy Loans within seven days after we receive your signed request at our Home Office. We will usually mail death proceeds within seven days after receipt of Due Proof of Death and maturity benefits within seven days of the Maturity Date. However, we may postpone payment of any amount upon complete surrender or partial withdrawal, payment of any Policy Loan, and payment of death proceeds or benefits at maturity whenever:

        - the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;

        - the Securities and Exchange Commission by order permits postponement for the protection of Policyowners; or

        - an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of the securities is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Variable Account.

    We also may postpone transfers under these circumstances.

    Payments under the Policy which are derived from any amount paid to the Company by check or draft may be postponed until such time as the Company is satisfied that the check or draft has cleared the bank upon which it is drawn.


    If mandated under applicable law, the Company may be required to block a Policyowner's account and thereby refuse to pay any request for transfer, partial withdrawal, complete surrender, loan or death proceeds until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your account to government regulators.

--------------------------------------------------------------------------------

LEGAL PROCEEDINGS

    The Company, like other insurance companies, is involved in lawsuits. Currently, there are no class action lawsuits naming us as a defendant or involving the Variable Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, the ability of EquiTrust Marketing Services, LLC to perform its contract with the Variable Account or the ability of the Company to meet its obligations under the Policies.

--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The Variable Account's statements of assets and liabilities as of December 31, 2002 and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, as well as the related Report of Independent Auditors, are contained in the Statement of Additional Information.

    The audited balance sheets of the Company at December 31, 2002 and 2001 and the related statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 2002, as well as the related Report of Independent Auditors, are contained in the Statement of Additional Information.

    The Company's financial statements should be considered only as bearing on the Company's ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

    The Statement of Additional Information (the "SAI") contains more detailed information about the Policies than is contained in this Prospectus. The SAI is incorporated by reference into this Prospectus and is legally part of this Prospectus. The table of contents for the SAI appears on the last page of this Prospectus. For a free copy of the SAI, please call us toll-free at the number shown on the cover of this Prospectus, or write us at 5400 University Avenue, West Des Moines, Iowa 50266.

    You may also call us toll-free or write to us if you wish to receive a personalized illustration of your Policy's death benefit, Accumulated Value and Surrender Value, to request additional information and to ask questions about your Policy.

    The SAI has been filed with the SEC and is incorporated by reference into this Prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, D.C. 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090.


             Investment Company Act of 1940, File Number: 811-08641

--------------------------------------------------------------------------------

GLOSSARY
--------------------------------------------------------------------------------

ACCUMULATED VALUE: The total amount invested under the Policy. It is the sum of the values of the Policy in each subaccount of the Variable Account, the value of the Policy in the Declared Interest Option and any amounts transferred to the Declared Interest Option to secure any outstanding Policy Debt.

ATTAINED AGE: The Insured's age on his or her last birthday on the Policy Date plus the number of Policy Years since the Policy Date.

BENEFICIARY: The person or entity the Policyowner named in the application, or by later designation, to receive the death proceeds upon the Insured's death.


BUSINESS DAY: Each day that the New York Stock Exchange is open for trading. Assets are valued at the close of each Business Day (3:00 p.m. central time).


COMPANY, WE, US, OUR: EquiTrust Life Insurance Company.

DECLARED INTEREST OPTION: A part of the Company's General Account. Policyowners may allocate Net Premiums and transfer Accumulated Value to the Declared Interest Option. The Company credits Accumulated Value in the Declared Interest Option with interest at an annual rate guaranteed to be at least 4%.

DELIVERY DATE: The date when the Company issues the Policy and mails it to the Policyowner.

DUE PROOF OF DEATH: Proof of death that is satisfactory to the Company. Such proof may consist of the following:

    (a) A certified copy of the death certificate;

    (b) A certified copy of a court decree reciting a finding of death; or


    (c) the Beneficiary's statement of election;



    (d) a copy of the Beneficiary's Form W-9; or



    (e) Any other proof satisfactory to the Company.



FUND: An investment company registered with the SEC under the Investment Company Act of 1940 as an open-end, diversified management investment company or unit investment trust in which the Variable Account invests.


GENERAL ACCOUNT: The assets of the Company other than those allocated to the Variable Account or any other separate account.

GRACE PERIOD: The 61-day period (31-day period in certain states) beginning on the date we send notice to the Policyowner that Net Accumulated Value or Net Surrender Value is insufficient to cover the monthly deduction.

HOME OFFICE: The Company's principal office at 5400 University Avenue, West Des Moines, Iowa 50266.

INSURED: The person upon whose life the Company issues a Policy.


INVESTMENT OPTION: A Fund, or a separate investment portfolio of a Fund in which a subaccount invests.


MATURITY DATE: The Insured's Attained Age 115 (Attained Age 95 in certain states). It is the date when the Policy terminates and the Policy's Accumulated Value less Policy Debt becomes payable to the Policyowner or the Policyowner's estate.

MONTHLY DEDUCTION DAY: The same date in each month as the Policy Date. The Company makes the monthly deduction on the Business Day coinciding with or immediately following the Monthly Deduction Day. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.")

NET ACCUMULATED VALUE: The Accumulated Value of the Policy reduced by any outstanding Policy Debt and increased by any unearned loan interest.

NET ASSET VALUE: The total current value of each Subaccount's securities, cash, receivables and other assets less liabilities.

NET PREMIUM: The amount of premium remaining after we deduct the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge").

NET SURRENDER VALUE: The Surrender Value minus any Policy Debt plus any unearned loan interest.

PARTIAL WITHDRAWAL FEE: A fee we assess at the time of any partial withdrawal equal to the lesser of $25 or 2% of the Accumulated Value withdrawn.

POLICY: The flexible premium variable life insurance policy we offer and describe in this Prospectus, which term includes the Policy described in this Prospectus, the Policy application, any supplemental applications and any endorsements or additional benefit riders or agreements.

POLICY ANNIVERSARY: The same date in each year as the Policy Date.

POLICY DATE: The date set forth on the Policy data page which we use to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy. (See "THE POLICY--Purchasing the Policy.")

POLICY DEBT: The sum of all outstanding Policy Loans and any due and unpaid Policy Loan interest.

POLICY LOAN: An amount the Policyowner borrows from the Company using the Policy as the sole security.

POLICY MONTH: A one-month period beginning on a Monthly Deduction Day and ending on the day immediately preceding the next Monthly Deduction Day.

POLICYOWNER, YOU, YOUR: The person who owns a Policy. The Policyowner is named in the application.

POLICY YEAR: A twelve-month period that starts on the Policy Date or on a Policy Anniversary.

SPECIFIED AMOUNT: The minimum death benefit payable under a Policy so long as the Policy remains in force. The Specified Amount as of the Policy Date is set forth on the data page in each Policy.

SUBACCOUNT: A subdivision of the Variable Account which invests exclusively in shares of a designated Investment Option of a Fund.

SURRENDER CHARGE: A charge we assess at the time of any surrender during the first ten Policy Years and for ten years following an increase in Specified Amount.

SURRENDER VALUE: The Accumulated Value minus the Surrender Charge.

TARGET PREMIUM: A premium amount specified by the Company. We use this amount to calculate the premium expense charge. We also use Target Premium to calculate registered representatives' compensation.

UNIT VALUE: The value determined by dividing each Subaccount's Net Asset Value by the number of units outstanding at the time of calculation.

VALUATION PERIOD: The period between the close of business (3:00 p.m. central time) on a Business Day and the close of business on the next Business Day.

VARIABLE ACCOUNT: EquiTrust Life Variable Account, a separate investment account the Company established to receive and invest the Net Premiums paid under the Policies.


WRITTEN NOTICE: A written request or notice signed by the Policyowner on a form satisfactory to the Company which the Company receives at our Home Office.

--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                                                PAGE
                                                                             ----------
GENERAL INFORMATION ABOUT THE COMPANY......................................           1
      EquiTrust Life Insurance Company.....................................           1
      State Regulation of the Company......................................           1
      Safekeeping of the Variable Account's Assets.........................           1
      Material Irreconcilable Conflicts....................................           1
ADDITIONAL POLICY PROVISIONS...............................................           2
      The Policy...........................................................           2
      Special Transfer Privilege...........................................           2
      Assignment...........................................................           2
      Changing the Policyowner or Beneficiary..............................           2
      Incontestability.....................................................           2
      Misstatement of Age or Sex...........................................           3
      Suicide Exclusion....................................................           3
      Continuance of Insurance.............................................           3
      Annual Report........................................................           3
      Policy Loans.........................................................           3
      Voting Rights........................................................           4
      Nonparticipation.....................................................           4
      Ownership of Assets..................................................           4
      Written Notice.......................................................           4
      Payment Options......................................................           4
      Employment-Related Benefit Plans.....................................           6
ADDITIONAL INSURANCE BENEFITS..............................................           6
      Accelerated Payments of Death Proceeds...............................           7
FINANCIAL STATEMENTS.......................................................           8
THE DECLARED INTEREST OPTION...............................................           8
      General Description..................................................           8
      Declared Interest Option Accumulated Value...........................           8
CALCULATION OF VALUES......................................................           9
      Accumulated Value....................................................           9
      Unit Value...........................................................           9
PERFORMANCE DATA...........................................................          10
      Average Annual Total Return Calculations.............................          10
DISTRIBUTION OF THE POLICIES...............................................          14
LEGAL MATTERS..............................................................          16
EXPERTS....................................................................          16
OTHER INFORMATION..........................................................          16
DEATH BENEFIT OPTIONS......................................................  Appendix A
MAXIMUM SURRENDER CHARGES..................................................  Appendix B


                                    SAI-TOC

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                      STATEMENT OF ADDITIONAL INFORMATION

                        EQUITRUST LIFE INSURANCE COMPANY

                             5400 University Avenue
                          West Des Moines, Iowa 50266

                        EQUITRUST LIFE VARIABLE ACCOUNT

                           FLEXIBLE PREMIUM VARIABLE
                             LIFE INSURANCE POLICY


This Statement of Additional Information contains additional information to the Prospectus for the flexible premium variable life insurance policy (the "Policy") offered by EquiTrust Life Insurance Company (the "Company"). This Statement of Additional Information is not a Prospectus, and it should be read only in conjunction with the Prospectus for the Policy and the prospectuses for the Investment Options. The Prospectus for the Policy is dated the same date as this Statement of Additional Information. Unless otherwise indicated, all terms used in this Statement of Additional Information have the same meaning as when used in the Prospectus. You may obtain a copy of the Prospectus by writing us at our address or calling the toll-free number shown on the cover of the Prospectus.


                                  May 1, 2003

--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                                                PAGE
                                                                             ----------
GENERAL INFORMATION ABOUT THE COMPANY......................................           1
      EquiTrust Life Insurance Company.....................................           1
      State Regulation of the Company......................................           1
      Safekeeping of the Variable Account's Assets.........................           1
      Material Irreconcilable Conflicts....................................           1
ADDITIONAL POLICY PROVISIONS...............................................           2
      The Policy...........................................................           2
      Special Transfer Privilege...........................................           2
      Assignment...........................................................           2
      Changing the Policyowner or Beneficiary..............................           2
      Incontestability.....................................................           2
      Misstatement of Age or Sex...........................................           3
      Suicide Exclusion....................................................           3
      Continuance of Insurance.............................................           3
      Annual Report........................................................           3
      Policy Loans.........................................................           3
      Voting Rights........................................................           4
      Nonparticipation.....................................................           4
      Ownership of Assets..................................................           4
      Written Notice.......................................................           4
      Payment Options......................................................           4
      Employment-Related Benefit Plans.....................................           6
ADDITIONAL INSURANCE BENEFITS..............................................           6
      Accelerated Payments of Death Proceeds...............................           7
FINANCIAL STATEMENTS.......................................................           8
THE DECLARED INTEREST OPTION...............................................           8
      General Description..................................................           8
      Declared Interest Option Accumulated Value...........................           8
CALCULATION OF VALUES......................................................           9
      Accumulated Value....................................................           9
      Unit Value...........................................................           9
PERFORMANCE DATA...........................................................          10
      Average Annual Total Return Calculations.............................          10
DISTRIBUTION OF THE POLICIES...............................................          14
LEGAL MATTERS..............................................................          16
EXPERTS....................................................................          16
OTHER INFORMATION..........................................................          16
DEATH BENEFIT OPTIONS......................................................  Appendix A
MAXIMUM SURRENDER CHARGES..................................................  Appendix B

--------------------------------------------------------------------------------

GENERAL INFORMATION ABOUT THE COMPANY
--------------------------------------------------------------------------------

EQUITRUST LIFE INSURANCE COMPANY

    EquiTrust Life Insurance Company is a stock life insurance company which was incorporated in the State of Iowa on June 3, 1966. Our principal offices are at 5400 University Avenue, West Des Moines, Iowa 50266. Our principal business is offering life insurance policies and annuity contracts. We are admitted to do business in 48 states. We are admitted to do business in 43 states and the District of Columbia--Alabama, Alaska, Arizona, Arkansas, California, Colorado, Delaware, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maryland, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Mexico, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, South Carolina, South Dakota, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wisconsin, and Wyoming.

    One hundred percent of our outstanding voting shares are owned by Farm Bureau Life Insurance Company which is 100% owned by FBL Financial
    Group, Inc. At December 31, 2002, Iowa Farm Bureau Federation owned 56.30% of the outstanding voting shares of FBL Financial Group, Inc.

    Iowa Farm Bureau Federation is an Iowa not-for-profit corporation located at 5400 University Avenue, West Des Moines, Iowa 50266, the members of which are county Farm Bureau organizations and their individual members. Through various divisions and subsidiaries, Iowa Farm Bureau Federation engages in the formulation, analysis and promotion of programs designed to foster the educational, social and economic advancement of its members.
--------------------------------------------------------------------------------

STATE REGULATION OF THE COMPANY

    The Company, a stock life insurance company organized under the laws of Iowa, is subject to regulation by the Iowa Insurance Department. An annual statement is filed with the Iowa Insurance Department on or before March lst of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Iowa Insurance Department examines the liabilities and reserves of the Company and the Variable Account and certifies their adequacy, and a full examination of operations is conducted periodically by the National Association of Insurance Commissioners.

    In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.
--------------------------------------------------------------------------------

SAFEKEEPING OF THE VARIABLE ACCOUNT'S ASSETS

    The Company holds the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from the General Account. We maintain records of all purchases and redemptions of shares by each Investment Option for each corresponding Subaccount. Additional protection for the assets of the Variable Account is afforded by a blanket fidelity bond issued by Chubb Insurance Group in the amount of $5,000,000 covering all the officers and employees of the Company.
--------------------------------------------------------------------------------

MATERIAL IRRECONCILABLE CONFLICTS

    The Funds currently sell shares: (1) to the Variable Account as well as to separate accounts of insurance companies that may or may not be affiliated with the Company or each other; and (2) to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts. We currently do not foresee any disadvantage to Policyowners arising from the sale of shares to support variable life insurance policies and variable annuity contracts, or from shares being sold to separate accounts of insurance companies that may or may not be affiliated with the Company. However, we will monitor events in order to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to those events or conflicts. In addition, if we believe that a Fund's response to any of those events or conflicts insufficiently protects Policyowners, we will take appropriate action on our own, including withdrawing the Variable Account's investment in that Fund. (See the Fund prospectuses for more detail.)

--------------------------------------------------------------------------------

ADDITIONAL POLICY PROVISIONS
--------------------------------------------------------------------------------

THE POLICY

    We issue the Policy in consideration of the statements in the application and the payment of the initial premium. The Policy, the application, and any supplemental applications and endorsements make up the entire contract. In the absence of fraud, we will treat the statements made in an application or supplemental application as representations and not as warranties. We will not use any statement to void the Policy or in defense of a claim unless the statement is contained in the application or any supplemental application.
--------------------------------------------------------------------------------

SPECIAL TRANSFER PRIVILEGE

    You may, at any time prior to the Maturity Date while the Policy is in force, operate the Policy as a flexible premium fixed-benefit life insurance policy by requesting that we transfer all of the Accumulated Value in the Variable Account to the Declared Interest Option. You may exercise this special transfer privilege once each Policy Year. Once you exercise the special transfer privilege, we automatically will credit all future premium payments to the Declared Interest Option, until you request a change in allocation to convert the Policy back to a flexible premium variable life insurance policy. The Company will not impose any charge for transfers resulting from the exercise of the special transfer privilege.
--------------------------------------------------------------------------------

ASSIGNMENT

    The Policyowner may assign the Policy as collateral security. The Company assumes no responsibility for the validity or effect of any collateral assignment of the Policy. No assignment will bind us unless in writing and until we receive notice of the assignment at the Home Office. The assignment is subject to any payment or action we may have taken before we received notice of the assignment at our Home Office. Assigning the Policy may have federal income tax consequences.
--------------------------------------------------------------------------------

CHANGING THE POLICYOWNER OR BENEFICIARY


    During the Insured's lifetime, the Policyowner and the Beneficiary may be changed. To make a change, you must send a written request to us at our Home Office. The request for the change must be in a form satisfactory to the Company and we must actually receive and record the request. The change will take effect as of the date you sign the request and will be subject to any payment made before we recorded the change. We may require return of the Policy for endorsement. Changing the Policyowner may have tax consequences.

--------------------------------------------------------------------------------

INCONTESTABILITY

    The Policy is incontestable, except for fraudulent statements made in the application or supplemental application, after it has been in force during the lifetime of the Insured for two years from the Policy Date or date of reinstatement. Any increase in Specified Amount will be incontestable only after it has been in force during the lifetime of the Insured for two years from the effective date of the increase. Depending upon individual state replacement requirements, if we replace your Policy with another life insurance policy issued by us or one of our affiliates, we will credit the amount of time you held your Policy when calculating incontestability provisions under the new policy.
--------------------------------------------------------------------------------

MISSTATEMENT OF AGE OR SEX

    If the Insured's age or sex was misstated in the application, we will adjust each benefit and any amount to be paid under the Policy to reflect the correct age and sex.
--------------------------------------------------------------------------------

SUICIDE EXCLUSION

    If the Policy is in force and the Insured commits suicide, while sane or insane, within one year from the Policy Date, we will limit life insurance proceeds payable under the Policy to all premiums paid, reduced by any outstanding Policy Debt and any partial withdrawals, and increased by any unearned loan interest. If the Policy is in force and the Insured commits suicide, while sane or insane, within one year from the effective date of any increase in Specified Amount, we will not pay any increase in the death benefit resulting from the requested increase in Specified Amount. Instead, we will refund to the Policyowner an amount equal to the total cost of insurance applied to the increase. Depending upon individual state replacement requirements, if we replace your Policy with another life insurance policy issued by us or one of our affiliates, we will credit the amount of time you held your Policy when calculating benefits under the suicide provisions of the new policy.
--------------------------------------------------------------------------------

CONTINUANCE OF INSURANCE

    The insurance under a Policy will continue until the earlier of:

        - the end of the Grace Period following the Monthly Deduction Day on which the Net Accumulated Value during the first three Policy Years, or Net Surrender Value after three Policy Years, is less than the monthly deduction for the following Policy Month;

        - the date the Policyowner surrenders the Policy for its entire Net Accumulated Value;

        -  the death of the Insured; or

        -  the Maturity Date.

    Any rider to a Policy will terminate on the date specified in the rider.
--------------------------------------------------------------------------------

ANNUAL REPORT

    At least once each year, we will send an annual report to each Policyowner. The report will show

        -   the current death benefit,

        - the Accumulated Value in each Subaccount and in the Declared Interest Option,

        -   outstanding Policy Debt, and

        - premiums paid, partial withdrawals made and charges assessed since the last report.

    The report will also include any other information required by state law or regulation. Further, the Company will send the Policyowner the reports required by the Investment Company Act of 1940.
--------------------------------------------------------------------------------

POLICY LOANS

    Interest is payable in advance at the time you make any Policy Loan (for the remainder of the Policy Year) and on each Policy Anniversary thereafter (for the entire Policy Year) so long as there is Policy Debt outstanding. We will subtract interest payable at the time you make a Policy Loan from the loan proceeds. Thereafter, we will add interest not paid when due to the existing Policy Debt and it will bear interest at the same rate charged for Policy Loans. We will segregate the amount equal to unpaid interest within the Declared Interest Option in the same manner that amounts for Policy Loans are segregated within the Declared Interest Option. (See "POLICY BENEFITS--Loan Benefits--ALLOCATION OF POLICY LOAN" in the Prospectus.)

    Because we charge interest in advance, we will add any interest that has not been earned to the death benefit payable at the Insured's death and to the Accumulated Value upon complete surrender, and we will credit it to the Accumulated Value in the Declared Interest Option upon repayment of Policy Debt.
--------------------------------------------------------------------------------

VOTING RIGHTS

    The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of an Investment Option or to approve or disapprove an investment advisory contract for an Investment Option. In addition, the Company itself may disregard voting instructions in favor of changes initiated by a Policyowner in the investment policy or the investment adviser of an Investment Option if the Company reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on the General Account in that the proposed investment policy for an Investment Option may result in overly speculative or unsound investments. In the event the Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.
--------------------------------------------------------------------------------

NONPARTICIPATION

    The Policy does not participate in the Company's profits or surplus earnings. No dividends are payable.
--------------------------------------------------------------------------------

OWNERSHIP OF ASSETS

    The Company shall have the exclusive and absolute ownership and control over assets, including the assets of the Variable Account.
--------------------------------------------------------------------------------

WRITTEN NOTICE


    You should send any Written Notice to the Company at our Home Office. The notice should include the Policy number and the Insured's full name. Any notice we send to a Policyowner will be sent to the address shown in the application unless you filed an appropriate address change form with the Company.

--------------------------------------------------------------------------------

PAYMENT OPTIONS

    We may pay death proceeds and Accumulated Value due at maturity, or upon surrender or partial withdrawal of a Policy, in whole or in part under a payment option as described below. In any case, a supplemental agreement will be issued for the payment option. Under a supplemental agreement, the effective date is the date on which death proceeds and Accumulated Value are applied to a payment option. We also may make payments under any new payment option available at the time proceeds become payable. In addition, we may pay proceeds in any other manner acceptable to us.


    You may designate an option in your application or notify us in writing at our Home Office. During the life of the Insured, you may select a payment option; in addition, during that time you may change a previously selected option by sending Written Notice to us requesting the cancellation of the prior option and the designation of a new option. If you have not chosen an option prior to the

    Insured's death, the Beneficiary may choose an option. The Beneficiary may change a payment option by sending a written request to us, provided that a prior option chosen by you is not in effect.


    If you have not elected a payment option, we will pay the proceeds of the Policy in one sum. We will also pay the proceeds in one sum if,

        (1)  the proceeds are less than $2,000;

        (2)  periodic payments would be less than $20; or

        (3) the payee is an assignee, estate, trustee, partnership, corporation or association.

    Amounts paid under a payment option are paid pursuant to a payment contract and will not vary. Proceeds applied under a payment option earn interest at a rate guaranteed to be no less than 3% compounded yearly. The Company may be crediting higher interest rates on the effective date, but is not obligated to declare that such additional interest be applied to such funds.

    If a payee dies, any remaining payments will be paid to a contingent payee. At the death of the last payee, the commuted value of any remaining payments will be paid to the last payee's estate. A payee may not withdraw funds under a payment option unless the Company has agreed to such withdrawal in the payment contract. We reserve the right to defer a withdrawal for up to six months and to refuse to allow partial withdrawals of less than $250.

    Payments under Option 1 will begin at the end of the first interest period after the date proceeds are otherwise payable. Payments under Options 2, 3, 4 or 5 will begin as of the date of the Insured's death, or surrender or on the Maturity Date.

    OPTION 1--INTEREST INCOME. Periodic payments of interest earned from the proceeds will be paid. Payments can be annual, semi-annual, quarterly or monthly, as selected by the payee, and will begin at the end of the first period chosen. Proceeds left under this plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly. The payee may withdraw all or part of the proceeds at any time.

    OPTION 2--INCOME FOR A FIXED PERIOD. Periodic payments will be made for a fixed period not longer than 30 years. Payments can be annual, semi-annual, quarterly or monthly. Guaranteed amounts payable under the plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

    OPTION 3--LIFE INCOME WITH TERM CERTAIN. Equal periodic payments will be made for a guaranteed minimum period elected. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 0, 5, 10, 15, or 20 years. Guaranteed amounts payable under this plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

    OPTION 4--INCOME OF A FIXED AMOUNT. Equal periodic payments of a definite amount will be paid. Payments can be annual, semi-annual, quarterly or monthly. The amount paid each period must be at least $20 for each $1000 of proceeds. Payments will continue until proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. Unpaid proceeds will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

    OPTION 5--JOINT AND TWO-THIRDS SURVIVOR MONTHLY LIFE INCOME. Equal montly payments will be made for as long as two payees live. The guaranteed amount payable under this plan will earn interest at a minimum rate of 3% compounded yearly. When one payee dies, payments of two-thirds of the orginal monthly payment will be made to the surviving payee. Payments will stop when the surviving payee dies.

    ALTERNATE PAYMENT OPTIONS. The Company may make available alternative payment options.


    A tax adviser should be consulted with respect to the tax consequences associated with a payment option.

--------------------------------------------------------------------------------

EMPLOYMENT-RELATED BENEFIT PLANS


    The Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In addition, legislative, regulatory or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Policy described in the Prospectus and this Statement of Additional Information contains guaranteed cost of insurance rates and guaranteed purchase rates for certain payment options that distinguish between men and women. Employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a Policy may be purchased.


--------------------------------------------------------------------------------

ADDITIONAL INSURANCE BENEFITS
--------------------------------------------------------------------------------

    Subject to certain requirements, you may add one or more of the following additional insurance benefits to a Policy by rider:

        - Universal Cost of Living Increase. This rider automatically increases the Specified Amount under the Policy on every third Policy Anniversary without requiring evidence of insurability. The amount of each increase will equal the lesser of: (1) the initial Specified Amount plus any prior increases under the rider adjusted for changes in the Consumer Price Index; (2) 20% of the initial Specified Amount; or (3) $25,000. If you elect this rider, we will increase the monthly deduction. The amount of the increase in the monthly deduction will be based on the applicable cost of insurance rate at the time of increase in Specified Amount multiplied by the amount of the increase.

        - Universal Waiver of Charges. This rider provides that, in the event of the Insured's total disability (as defined in the rider) before the Policy Anniversary on which the Insured is age 65 and continuing for at least 90 days, the Company will waive the monthly deduction until the end of the disability or age 65, whichever comes first. The rider terminates on the earliest of: (1) the Policy Anniversary on which the Insured is age 65; (2) surrender, lapse or other termination of the Policy; or (3) the continuation of the Policy in force under a cash value option. If you elect this rider, we will add a monthly cost of insurance charge based on a separate schedule of rates.

        - Universal Adult Term Life Insurance. This rider provides term insurance coverage on your life or the life of an additional adult Insured. If you elect this rider, we will increase the monthly deduction. The amount of the increase will be based on the cost of insurance rate for the Insured multiplied by the amount of term insurance coverage under the rider, plus a monthly charge for the first year of coverage and for the first year following any increase in coverage based on a specified dollar rate per $1,000 of term insurance coverage or increase in coverage, as applicable.

        - Universal Children's Term Insurance. This rider provides term insurance coverage on each of the Insured's eligible children, until the earliest of: (1) cancellation or conversion of the Policy or rider; (2) lapse of the Policy; (3) the insured child reaches age 23 or is otherwise no longer eligible for coverage; or (4) expiration, maturity or termination of the Policy. Before expiration of the term insurance on the life of a child and subject to certain conditions, the insured child may elect that the coverage be converted without evidence of insurability to certain other plans of insurance the Company offers. If you elect this rider, we will add a monthly charge.

        - Death Benefit Guarantee. This rider guarantees that the Policy will not enter the Grace Period should the Net Accumulated Value or Net Surrender Value, as applicable, be insufficient to cover the monthly deduction on the Monthly Deduction Day if you maintain a certain minimum premium level. There is no charge for this rider.

        - Universal Guaranteed Insurance Option. This rider allows the coverage on the Insured under the Policy to be increased up to seven times without new evidence of insurability. If this rider is added, the monthly deduction will be increased based on a specified dollar rate per every $1,000 of guaranteed insurance benefit. A schedule of rates based on the Attained Age of the Insured accompanies this rider.


    We will deduct the cost of any additional insurance benefits as part of the monthly deduction. (See "CHARGES AND DEDUCTIONS--Monthly Deduction" in the Prospectus.) You may obtain detailed information concerning available riders, and their suitability for inclusion in your Policy, from the registered representative selling the Policy.

--------------------------------------------------------------------------------

ACCELERATED PAYMENT OF DEATH PROCEEDS

    The accelerated death benefit endorsement (available at no charge) provides for the payment of all or a portion of the accelerated death benefit immediately in the event that the Insured becomes terminally ill.

    For this purpose, an Insured is terminally ill when a physician (as defined by the Endorsement) certifies that he or she has a life expectance of 12 months or less.

    In the event that there is a loan outstanding under the Policy on the date that the Policyowner requests a payment under the Endorsement, we reduce the accelerated death benefit by a portion of the outstanding loan in the same proportion that the requested payment under the Endorsement bears to the total death benefit under the Policy. If the amount you request to be paid under the Endorsement is less than the total death benefit under the Policy and the Specified Amount of the Policy is equal to or greater than the minimum Specified Amount, the Policy will remain in force with all values and benefits under the Policy being reduced in the same proportion that the new Policy benefit bears to the Policy benefit before exercise of the Endorsement.

    There are several other restrictions associated with the Endorsement. These are:

        (1) the Endorsement is not valid if the Policy is within five years of being matured,

        (2) the consent of any irrevocable beneficiary or assignee is required to exercise the Endorsement,

        (3) we reserve the right, in our sole discretion, to require the consent of the Insured or of any beneficiary, assignee, spouse or other party of interest before permitting the exercise of the Endorsement,

        (4) we reserve the right to obtain the concurrence of a second medical opinion as to whether any Insured is terminally ill, and

        (5)  the Endorsement is not effective where:

             (a) you or the Insured would be otherwise required by law to use the Endorsement to meet the claims of creditors, or

             (b) the Insured would be otherwise required by any government agency to exercise the Endorsement in order to apply for, obtain or keep a government benefit or entitlement.

    The Endorsement will terminate at the earlier of the end of the Grace Period for which any premium is unpaid, upon receipt in our Home Office of your written request to cancel the Endorsement or upon termination of the Policy.


    The Company believes that for federal income tax purposes, an accelerated death benefit payment received under an accelerated death benefit endorsement should be fully excludable from the gross income of the Beneficiary, except in certain business contracts. However, you should consult a qualified tax adviser about the consequences of adding this Endorsement to a Policy or requesting an accelerated death benefit payment under this Endorsement.


--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


    This Statement of Additional Information contains the audited statement of assets and liabilities of the Variable Account as of December 31, 2002, the audited statements of operations, and changes in net assets for the periods disclosed in the financial statements. Ernst & Young LLP, independent auditors, 801 Grand Avenue, Suite 3400, Des Moines, Iowa 50309, serves as independent auditors for the Variable Account.



    The financial statements of the Company at December 31, 2002 and 2001 and the related statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 2002, appearing herein, have been audited by Ernst and Young LLP, independent auditors.



    The Company's financial statements included in this Statement of Additional Information should be considered only as bearing on the Company's ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Account.


--------------------------------------------------------------------------------

THE DECLARED INTEREST OPTION
--------------------------------------------------------------------------------

GENERAL DESCRIPTION

    Our General Account supports the Declared Interest Option. The General Account consists of all assets we own other than those in the Variable Account and other separate accounts. Subject to applicable law, we have sole discretion over the investment of the General Account's assets.

    You may elect to allocate Net Premiums to the Declared Interest Option, the Variable Account, or both. You may also transfer Accumulated Value from the Subaccounts to the Declared Interest Option, or from the Declared Interest Option to the Subaccounts. Allocating or transferring funds to the Declared Interest Option does not entitle you to share in the investment experience of the General Account. Instead, we guarantee that Accumulated Value in the Declared Interest Option will accrue interest at an effective annual rate of at least 4%, independent of the actual investment performance of the General Account.
--------------------------------------------------------------------------------

DECLARED INTEREST OPTION ACCUMULATED VALUE


    Net Premiums allocated to the Declared Interest Option are credited to the Policy. The Company bears the full investment risk for these amounts. We guarantee that interest credited to each Policyowner's Accumulated Value in the Declared Interest Option will not be less than an effective annual rate of 4%. The Company may, in its sole discretion, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4% per year, and might not do so. Any interest credited on the Policy's Accumulated Value in the Declared Interest Option in excess of the guaranteed rate of 4% per year will be determined in the sole discretion of the Company and may be changed at any time by the Company, in its sole discretion. The Policyowner assumes the risk that the interest credited may not exceed the guaranteed minimum rate of 4% per year. The interest credited to the Policy's Accumulated Value in the Declared Interest Option that equals Policy Debt may be greater than 4%, but will in no event be greater than the current effective loan interest rate minus no more than 3%. For Policies that have been in force ten years, we may allow a loan spread of 0% on a loan in an amount equal to or less than any gain under the policy. The Accumulated Value in the Declared Interest Option will be calculated no less frequently than each Monthly Deduction Day.


    The Company guarantees that, at any time prior to the Maturity Date, the Accumulated Value in the Declared Interest Option will not be less than the amount of the Net Premiums allocated or Accumulated Value transferred to the Declared Interest Option, plus interest at the rate of 4% per year, plus any excess interest which we credit, less the sum of all Policy charges allocable to the Declared Interest Option and any amounts deducted from the Declared Interest Option in connection with partial withdrawals or transfers to the Variable Account.

--------------------------------------------------------------------------------

CALCULATION OF VALUES
--------------------------------------------------------------------------------

ACCUMULATED VALUE


    The Accumulated Value of the Policy is equal to the sum of the Accumulated Values in each Subaccount, plus the Accumulated Value in the Declared Interest Option, including amounts transferred to the Declared Interest Option to secure outstanding Policy Debt. We determine Accumulated Value on each Business Day, and there is no guaranteed minimum Accumulated Value.


        -   Accumulated Value will reflect a number of factors, including


             -   premiums paid,


             -   partial withdrawals,

             -   Policy Loans,

             -   charges assessed in connection with the Policy,

             - interest earned on the Accumulated Value in the Declared Interest Option, and

             - investment performance of the Subaccounts to which the Accumulated Value is allocated.

    As of the Policy Date, the Accumulated Value equals the initial Net Premium less the monthly deduction made on the Policy Date.
--------------------------------------------------------------------------------

UNIT VALUE

    For each Subaccount, we initially set the Unit Value at $10 when the Subaccount first purchased shares of the designated Investment Option. We calculate the Unit Value for each subsequent valuation period by dividing
    (a) by (b) where:

    (a) is (1) the Net Asset Value of the Subaccount at the end of the preceding Valuation Period, PLUS

         (2) the investment income and capital gains, realized or unrealized, credited to the net assets of that Subaccount during the Valuation Period for which the Unit Value is being determined, MINUS

         (3) the capital losses, realized or unrealized, charged against those assets during the Valuation Period, MINUS

         (4) any amount charged against the Subaccount for taxes, or any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Subaccount, MINUS

         (5) a charge no greater than 0.0028618% of the average daily net assets of the Subaccount for each day in the Valuation Period. This corresponds to a maximum effective annual rate of 1.05% of the average daily net assets of the Subaccount for mortality and expense risks incurred in connection with the Policies.

    (b) is the number of units outstanding at the end of the preceding Valuation Period.

    The Unit Value for a Valuation Period applies for each day in the period. We value the assets in the Variable Account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations. We will not value the assets in the Variable Account on the days on which the New York Stock Exchange is closed for trading.

--------------------------------------------------------------------------------

PERFORMANCE DATA
--------------------------------------------------------------------------------

    The Company may disclose yields, total returns and other performance data for a Subaccount. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the SEC.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN CALCULATIONS

    SUBACCOUNT PERFORMANCE. Each Subaccount may advertise its average annual total return. We calculate each Subaccount's average annual total return quotation under the following method:

        - A hypothetical $10,000 investment in each Subaccount on the first day of the period at the maximum offering price ("initial investment") is assumed.

        - We calculate the ending value ("ending value") of that investment at the end of 1-, 5- and 10-year periods. If average annual total return for a Subaccount is not available for a stated period, we may show average annual total return since Subaccount inception. The ending value reflects the effect of the mortality and expense risk charge and all other Investment Option operating expenses. We do not reflect any cost of insurance charges, premium taxes, surrender charges or any other insurance-related charges in the calculation. If those charges had been included, the average annual total returns shown would have been lower.

        -   The ending value is divided by the initial investment.

        - This quotient is taken to the Nth root (N representing the number of years in the period), 1 is subtracted from the result and the result is expressed as a percentage to the nearest one-hundredth of one percent.

    Average annual total return quotations for the Subaccounts for the period ended December 31, 2002 are shown in the table below.

                    AVERAGE ANNUAL TOTAL RETURNS FOR SUBACCOUNTS
                            (THROUGH DECEMBER 31, 2002)


                                                                                                        SINCE          SUBACCOUNT
                                           1                    5                   10               SUBACCOUNT        INCEPTION
SUBACCOUNT                               YEAR                 YEARS                YEARS              INCEPTION           DATE
American Century
  VP Ultra-Registered
    Trademark- Fund                          -23.41%                  --                   --               -17.28%      10/01/01
  VP Vista Fund                              -20.40                   --                   --               -13.90       10/01/01

                                                                                                        SINCE          SUBACCOUNT
                                           1                    5                   10               SUBACCOUNT        INCEPTION
SUBACCOUNT                               YEAR                 YEARS                YEARS              INCEPTION           DATE
Dreyfus
  VIF Appreciation
    Portfolio--Initial
    Share Class                              -17.14%                  --                   --                -1.84%      07/27/98
  VIF Developing Leaders
    Portfolio--Initial Share
    Class                                    -19.85                   --                   --                 0.63       07/27/98
  VIF Disciplined Stock
    Portfolio--Initial
    Share Class                              -23.31                   --                   --                -7.20       07/27/98
  VIF Growth and Income
    Portfolio--
    Initial Share Class                      -26.00                   --                   --                 8.88       07/27/98
  VIF International Equity
    Portfolio--
    Initial Share Class                      -16.69                   --                   --               -14.53       07/27/98
  Dreyfus Socially Responsible
    Growth Fund, Inc.--Service
    Share Class(1)                           -29.77                   --                   --               -25.16       10/01/01
EquiTrust Variable Insurance
  Series Fund
  Blue Chip Portfolio                        -19.80                   --                   --                -4.89       07/27/98
  High Grade Bond Portfolio                    7.41                   --                   --                 5.57       07/27/98
  Managed Portfolio                           -2.58                   --                   --                -0.34       07/27/98
  Money Market Portfolio                       0.20                   --                   --                 1.81       07/27/98
  Strategic Yield Portfolio                    4.52                   --                   --                 3.30       07/27/98
  Value Growth Portfolio                     -11.23                   --                   --                 2.17       07/27/98
Fidelity Variable Insurance
  Products Funds
  VIP Contrafund Portfolio                   -10.12                   --                   --                -5.74       10/01/01
  VIP Growth Portfolio                       -30.74                   --                   --               -23.81       10/01/01
  VIP Growth & Income Portfolio              -17.36                   --                   --               -14.27       10/01/01
  VIP High Income Portfolio(2)                 2.41                   --                   --                 3.09       10/01/01
  VIP Index 500 Portfolio                    -22.95                   --                   --               -18.31       10/01/01
  VIP Mid Cap Portfolio(3)                   -10.83                   --                   --                -4.47       10/01/01
  VIP Overseas Portfolio                     -21.00                   --                   --               -12.22       10/01/01
Franklin Templeton
  Franklin Real Estate
    Fund(4)(5)                                   --                   --                   --                   --       05/01/03
  Franklin Small Cap Fund(4)                 -29.30                   --                   --               -21.93       10/01/01
  Franklin Small Cap Value
    Securities Fund(4)                       -10.04                   --                   --                -3.00       10/01/01
  Franklin U.S. Government
    Fund(4)                                    8.79                   --                   --                 5.67       10/01/01
  Mutual Shares Securities
    Fund(4)                                  -12.48                   --                   --                -8.46       10/01/01
  Templeton Growth Securities
    Fund(4)                                  -19.22                   --                   --               -13.34       10/01/01
J.P. Morgan Series Trust II
  JPMorgan Mid Cap Value
    Portfolio                                  0.17                   --                   --                 3.60       10/01/01
  JPMorgan Small Company
    Portfolio                                -22.33                   --                   --               -13.13       10/01/01
Summit Pinnacle Series
  Nasdaq-100 Index Portfolio                 -38.05                   --                   --               -32.11       10/01/01
  Russell 2000 Small Cap Index
    Portfolio                                -21.77                   --                   --               -12.10       10/01/01
  S&P MidCap 400 Index
    Portfolio                                -15.86                   --                   --                -7.04       10/01/01

                                                                                                        SINCE          SUBACCOUNT
                                           1                    5                   10               SUBACCOUNT        INCEPTION
SUBACCOUNT                               YEAR                 YEARS                YEARS              INCEPTION           DATE
T. Rowe Price Equity
  Series, Inc.
  Equity Income Portfolio                    -13.90%                  --                   --                -0.02%      10/01/01
  Mid-Cap Growth Portfolio                   -21.96                   --                   --                 2.43       07/27/98
  New America Growth Portfolio               -28.96                   --                   --                -5.05       07/27/98
  Personal Strategy Balanced
    Portfolio                                 -8.63                   --                   --                 1.66       07/27/98
T. Rowe Price International
  Series, Inc.
  International Stock Portfolio              -19.03                   --                   --                -8.20       07/27/98


(1) Because Service shares were not offered until December 31, 2000, the Subaccount returns shown reflect the Fund's Initial Share Class through December 31, 2000 and the Service Class shares thereafter, adjusted for the mortality and expense risk charge. Had Service Class shares been available for the entire time period, the returns shown would have been lower.

(2) Because Service Class 2 shares were not offered until January 12, 2000, the Subaccount returns shown reflect the Portfolio's Service Class of shares (which include a different 12b-1 fee) for the period November 3, 1997 to January 12, 2000 and the Portfolio's Initial Class of share (which do not include the effects of a 12b-1 fee) for periods prior to November 3, 1997, adjusted for the mortality and expense risk charge. Had Service Class 2 shares been available for the entire time period, the returns shown would have been lower.

(3) Because Service Class 2 shares were not offered until January 12, 2000, the Subaccount returns shown reflect the Portfolio's Service Class of shares (which include a different 12b-1 fee) for the period December 29, 1998 to January 12, 2000, adjusted for the mortality and expense risk charge. Had Service Class 2 shares been available for the entire time period, the returns shown would have been lower.

(4) Because Class 2 shares were not offered until January 6, 1999, performance for prior periods reflects the Portfolio's Class 1 shares, adjusted for the mortality and expense risk charge. For periods beginning on January 6, 1999, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Had Class 2 shares been available for the entire time period, the returns shown would have been lower.


(5) The Franklin Real Estate Subaccount was not part of the Variable Account at December 31, 2002; therefore, total return information is not available.


   INVESTMENT OPTION PERFORMANCE. Each Subaccount may advertise the performance of the corresponding Investment Option in which it invests, based on the calculations described above, where all or a portion of the actual historical performance of the corresponding Investment Option in which the Subaccount invests may pre-date the effective date of the Subaccount being offered in the Policy.

   The table below provides the adjusted historical performance of the corresponding Investment Option in which each of these Subaccounts invest. This information reflects each Investment Option's operating expenses and the effect of the mortality and expense risk charge under the Policy. It does not reflect any insurance-related product charges and deductions of the Variable Account other than the mortality and expense risk charge. If all fees and charges had been deducted, the performance figures would have been significantly lower.

           ADJUSTED AVERAGE ANNUAL TOTAL RETURNS FOR INVESTMENT OPTIONS
                            (THROUGH DECEMBER 31, 2002)


                                                                                               SINCE          INVESTMENT
                                                                                             INVESTMENT         OPTION
                                                   1                5           10             OPTION         INCEPTION
INVESTMENT OPTION                                 YEAR            YEARS        YEARS         INCEPTION           DATE
American Century
  VP Ultra-Registered Trademark- Fund                -23.61%         --           --               -17.40%      05/01/01
  VP Vista Fund                                      -20.60          --           --               -15.91       05/01/01
Dreyfus
  VIF Appreciation Portfolio--Initial
    Share Class                                      -17.61        0.82%          --                 9.29       04/05/93
  VIF Developing Leaders
    Portfolio--Initial Share Class                   -20.02       -0.44        11.67%               23.59       08/31/90
  VIF Disciplined Stock
    Portfolio--Initial
    Share Class                                      -23.51       -2.65           --                 4.62       04/30/96
  VIF Growth and Income Portfolio--
    Initial Share Class                              -26.23       -3.33           --                 7.32       05/02/94
  VIF International Equity Portfolio--
    Initial Share Class                              -16.84       -4.54           --                -0.12       05/02/94
  Dreyfus Socially Responsible Growth
    Fund, Inc.--Service Share Class(1)               -30.04       -4.82           --                 6.11       10/07/93
EquiTrust Variable Insurance
  Series Fund
  Blue Chip Portfolio                                -19.97       -2.05         7.67                 9.69       10/15/90
  High Grade Bond Portfolio                            7.47        6.16         6.47                 7.86       10/17/87
  Managed Portfolio                                   -2.70        2.68         7.64                 7.99       10/17/87
  Money Market Portfolio                               0.26        3.10         3.28                 3.55       02/20/90
  Strategic Yield Portfolio                            4.53        3.81         6.91                 8.37       10/17/87
  Value Growth Portfolio                             -11.33       -5.47         3.34                 3.57       10/17/87
Fidelity Variable Insurance Products
  Funds
  VIP Contrafund Portfolio                           -10.25        2.81           --                11.37       01/03/95
  VIP Growth Portfolio                               -31.00       -1.26         7.54                 9.51       10/09/86
  VIP Growth & Income Portfolio                      -17.51       -0.16           --                 4.05       12/31/96
  VIP High Income Portfolio(2)                         2.40       -7.12         2.45                 5.79       09/19/85
  VIP Index 500 Portfolio                            -23.15       -1.74         8.14                 8.48       08/27/92
  VIP Mid Cap Portfolio(3)                           -10.92          --           --                14.52       12/29/98
  VIP Overseas Portfolio                             -21.18       -4.85         3.80                 3.34       01/28/87
Franklin Templeton
  Franklin Real Estate Fund(4)                         1.17        1.55         9.14                 8.72       01/24/89
  Franklin Small Cap Fund(4)                         -29.58       -0.87           --                 5.44       11/01/95
  Franklin Small Cap Value Securities
    Fund(4)                                          -10.16          --           --                -0.48       05/01/98
  Franklin U.S. Government Fund(4)                     8.87        5.99         6.15                 6.94       03/14/89
  Mutual Shares Securities Fund(4)                   -12.71        3.08           --                 5.70       11/08/96
  Templeton Growth Securities Fund(4)                -19.39        0.56           --                 5.46       03/15/94

                                                                                               SINCE          INVESTMENT
                                                                                             INVESTMENT         OPTION
                                                   1                5           10             OPTION         INCEPTION
INVESTMENT OPTION                                 YEAR            YEARS        YEARS         INCEPTION           DATE
J.P. Morgan Series Trust II
  JPMorgan Mid Cap Value Portfolio                    -0.08%         --           --                 8.75%      09/28/01
  JPMorgan Small Company Portfolio                   -22.55       -3.61%          --                 6.18       01/03/95
Summit Pinnacle Series
  Nasdaq-100 Index Portfolio                         -38.39          --           --               -38.19       04/27/00
  Russell 2000 Small Cap Index Portfolio             -21.95          --           --                -8.66       04/27/00
  S&P MidCap 400 Index Portfolio                     -16.05          --           --                 1.22       05/03/99
T. Rowe Price Equity Series, Inc.
  Equity Income Portfolio                            -14.02        1.53           --                10.18       03/31/94
  Mid-Cap Growth Portfolio                           -22.15        3.93           --                 6.14       12/31/96
  New America Growth Portfolio                       -29.21       -6.37           --                 5.17       03/31/94
  Personal Strategy Balanced Portfolio                -8.70        2.39           --                 8.42       12/30/94
T. Rowe Price International
  Series, Inc.
  International Stock Portfolio                      -19.19       -5.11           --                -0.02       03/31/94


(1) Because Service shares were not offered until December 31, 2000, the Investment Option returns shown reflect the Fund's initial Share Class through December 31, 2000 and the Service Class shares thereafter, adjusted for the mortality and expense risk charge. Had Service Class shares been available for the entire time period, the returns shown would have been lower.

(2) Because Service Class 2 shares were not offered until January 12, 2000, the Investment Option returns shown reflect the Portfolio's Service Class of shares (which include a different 12b-1 fee) for the period November 3, 1997 to January 12, 2000 and the Portfolio's Initial Class of shares (which do not include the effects of a 12b-1 fee) for periods prior to November 3, 1997, adjusted for the mortality and expense risk charge. Had Service Class 2 shares been available for the entire time period, the returns shown would have been lower.

(3) Because Service Class 2 shares were not offered until January 12, 2000, the Investment Option returns shown reflect the Portfolio's Service Class of shares (which include a different 12b-1 fee) for the period December 29, 1998 to January 12, 2000, adjusted for the mortality and expense risk charge. Had Service Class 2 shares been available for the entire time period, the returns shown would have been lower.


(4) Because Class 2 shares were not offered until January 6, 1999, performance for prior periods reflects the Portfolio's Class 1 shares, adjusted for the mortality and expense risk charge. For periods beginning on January 6, 1999, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Had Class 2 shares been available for the entire time period, the returns shown would have been lower.


--------------------------------------------------------------------------------

DISTRIBUTION OF THE POLICIES
--------------------------------------------------------------------------------

    EquiTrust Marketing Services, LLC ("EquiTrust Marketing") is responsible for distributing the Policies pursuant to a distribution agreement with us. EquiTrust Marketing serves as principal underwriter for the Policies. EquiTrust Marketing, a Delaware corporation organized in 1970 and a wholly-owned subsidiary of FBL Financial Services, Inc., an affiliate of the Company, is located at 5400 University Avenue, West Des Moines, Iowa 50266. EquiTrust Marketing is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "1934 Act"), as well as with the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc.

    We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the

    Policy, including other incentives or payments, are not charged directly to the Policyowners or the Variable Account.

    EquiTrust Marketing may sell the Policies through its registered representatives, who must be licensed as insurance agents and appointed by the Company. EquiTrust Marketing also may enter into selling agreements with other broker-dealers and compensate those broker-dealers up to the amounts disclosed in the Prospectus for their services. EquiTrust Marketing may pay additional compensation from its own resources to broker-dealers based on the level of Policy sales or premium payments.

    EquiTrust Marketing received sales compensation with respect to the Policies in the following amounts during the period indicated:


                                                                           AGGREGATE AMOUNT OF
                                                                         COMMISSIONS RETAINED BY
                                        AGGREGATE AMOUNT OF                EQUITRUST MARKETING
                                        COMMISSIONS PAID TO               AFTER PAYMENTS TO ITS
            FISCAL YEAR                 EQUITRUST MARKETING*            REGISTERED REPRESENTATIVES
               2000                           $116,225                             $ 16,095
               2001                           $388,267                             $194,125
               2002                           $299,035                             $145,754


     * Includes sales compensation paid registered representatives of EquiTrust Marketing.

    EquiTrust Marketing passes through commissions it receives and does not retain any override as distributor for the Policies. However, under the distribution agreement with EquiTrust Marketing, we pay the following sales expenses: supervisor and registered representative manager compensation; registered representative training allowances; deferred compensation and insurance benefits of registered representatives; advertising expenses; and all other expenses of distributing the Policies. We also pay for EquiTrust Marketing's operating and other expenses.

    Because registered representatives of EquiTrust Marketing are also insurance agents of the Company, they are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements and non-cash compensation programs that the Company offers. These programs include conferences, seminars, meals, sporting events, theater performances, payment for travel, lodging and entertainment, prizes and awards, subject to applicable regulatory requirements. Sales of the Policies may help registered representatives qualify for such benefits. Registered representatives may receive other payments from the Company for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature and similar services. In addition, EquiTrust Marketing registered representatives who meet certain Company productivity, persistency and length of service standards may be eligible for additional compensation.


    The following Investment Options have adopted Distribution Plans in connection with their 12b-1 shares and pay EquiTrust Marketing for its costs in distributing those shares: Dreyfus Socially Responsible Growth Fund; Fidelity Variable Insurance Products Fund, VIP High Income Portfolio and VIP Mid Cap Portfolio; and Franklin Real Estate Fund, Franklin Small Cap Fund, Franklin Small Cap Value Securities Fund, Franklin U.S. Government Fund, Mutual Shares Securities Fund and Templeton Growth Securities Fund. Each Distribution Plan has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees to those who sell and distribute fund shares out of fund assets. The 12b-1 fees are in consideration of distribution services and expenses incurred in the performance of EquiTrust Marketing's obligations under an agreement with these Investment Options. Under each Distribution Plan, 0.25% is paid to EquiTrust Marketing for its distribution-related services and expenses under the agreement. Each Investment Option's investment adviser may, from time to time use its management fee revenue, as well as its past profits or its other resources as may be permitted by regulatory rules, to make payments for distribution services to EquiTrust Marketing, which may in turn pay part or all of such compensation to a broker-dealer of record with whom it has entered into a selling agreement.

    Sales charges deducted from premium payments, as well as proceeds from the Surrender Charge on the Policies are retained by us and used to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as the payment of commissions.

--------------------------------------------------------------------------------


LEGAL MATTERS

--------------------------------------------------------------------------------


    Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to federal securities laws applicable to the issuance of the flexible premium variable life insurance policy described in the Prospectus and this Statement of Additional Information. All matters of Iowa law pertaining to the Policy, including the validity of the Policy and the Company's right to issue the Policy under Iowa Insurance Law, have been passed upon by Stephen M. Morain, Senior Vice President and General Counsel of the Company.


--------------------------------------------------------------------------------

EXPERTS
--------------------------------------------------------------------------------


    Actuarial matters included in this Prospectus have been examined by Christopher G. Daniels, FSA, MSAA, Life Product Development and Pricing Vice President, as stated in the opinion filed as an exhibit to the registration statement.



    The Variable Account's statements of assets and liabilities as of December 31, 2002 and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, and the balance sheets of the Company at December 31, 2002 and 2001 and the related statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 2002 and the financial statement schedules, appearing herein, have been audited by Ernst & Young LLP, independent auditors, 801 Grand Avenue, Suite 3400, Des Moines, Iowa 50309, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


--------------------------------------------------------------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

    A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Policy discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms of these documents, reference is made to such instruments as filed.

                         Report of Independent Auditors

The Board of Directors and Participants
EquiTrust Life Insurance Company

We have audited the accompanying statements of assets and liabilities of EquiTrust Life Variable Account, comprising the Ultra, Vista, Appreciation, Disciplined Stock, Dreyfus Growth & Income, International Equity, Dreyfus Small Cap, Socially Responsible Growth, Blue Chip, High Grade Bond, Strategic Yield (formerly High Yield Bond), Managed, Money Market, Value Growth, Contrafund, Growth, Fidelity Growth & Income, High Income, Index 500, Mid-Cap, Overseas, Franklin Small Cap, Franklin Small Cap Value Securities (formerly Franklin Value Securities), Franklin U.S. Government, Mutual Shares Securities, Templeton Growth Securities, Mid-Cap Value, Small Company, S&P MidCap 400 Index, Nasdaq 100 Index, Russell 2000 Small Cap Index, Equity Income, Mid-Cap Growth, New America Growth, Personal Strategy Balanced, and International Stock Subaccounts, as of December 31, 2002, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the mutual funds' transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the subaccounts constituting the EquiTrust Life Variable Account at December 31, 2002, and the results of their operations and changes in their net assets for the periods described above in conformity with accounting principles generally accepted in the United States.

                                                        /s/ Ernst & Young LLP

Des Moines, Iowa
March 14, 2003

                         EquiTrust Life Variable Account

                      Statements of Assets and Liabilities

                                December 31, 2002

                                                             ULTRA        VISTA
                                                           SUBACCOUNT   SUBACCOUNT
                                                          ------------------------
ASSETS
Investments in shares of mutual funds, at market          $    13,626   $    3,225

LIABILITIES                                                         -            -
                                                          ------------------------
Net assets                                                $    13,626   $    3,225
                                                          ========================

NET ASSETS
Accumulation units                                        $    13,626   $    3,225
                                                          ------------------------
Total net assets                                          $    13,626   $    3,225
                                                          ========================

Investments in shares of mutual funds, at cost            $    16,070   $    3,709
Shares of mutual fund owned                                  1,853.88       395.66

Accumulation units outstanding                               1,727.38       388.80
Accumulation unit value                                   $      7.89   $     8.29

                                                                           DISCIPLINED
                                                          APPRECIATION       STOCK
                                                           SUBACCOUNT      SUBACCOUNT
                                                          ----------------------------
ASSETS
Investments in shares of mutual funds, at market          $    196,222   $     116,893

LIABILITIES                                                          -               -
                                                          ----------------------------
Net assets                                                $    196,222   $     116,893
                                                          ============================

NET ASSETS
Accumulation units                                        $    196,222   $     116,893
                                                          ----------------------------
Total net assets                                          $    196,222   $     116,893
                                                          ============================

Investments in shares of mutual funds, at cost            $    245,437   $     145,285
Shares of mutual fund owned                                   6,818.00        7,287.58

Accumulation units outstanding                               21,307.41       16,270.21
Accumulation unit value                                   $       9.21   $        7.18

                                                            DREYFUS
                                                            GROWTH &      INTERNATIONAL       DREYFUS
                                                             INCOME           EQUITY         SMALL CAP
                                                           SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                          -----------------------------------------------
ASSETS
Investments in shares of mutual funds, at market          $     31,895   $        23,359   $      101,450

LIABILITIES                                                          -                 -                -
                                                          -----------------------------------------------
Net assets                                                $     31,895   $        23,359   $      101,450
                                                          ===============================================

NET ASSETS
Accumulation units                                        $     31,895   $        23,359   $      101,450
                                                          -----------------------------------------------
Total net assets                                          $     31,895   $        23,359   $      101,450
                                                          ===============================================

Investments in shares of mutual funds, at cost            $     37,634   $        28,572   $      122,411
Shares of mutual fund owned                                   1,986.01          2,669.57         3,572.19

Accumulation units outstanding                                4,814.06          4,680.25         9,867.29
Accumulation unit value                                   $       6.63   $          4.99   $        10.28

SEE ACCOMPANYING NOTES.

                                                             SOCIALLY
                                                            RESPONSIBLE
                                                              GROWTH           BLUE CHIP
                                                            SUBACCOUNT         SUBACCOUNT
                                                          ---------------------------------
ASSETS
Investments in shares of mutual funds, at market          $         1,580   $       162,819

LIABILITIES                                                             -                 -
                                                          ---------------------------------
Net assets                                                $         1,580   $       162,819
                                                          =================================

NET ASSETS
Accumulation units                                        $         1,580   $       162,819
                                                          ---------------------------------
Total net assets                                          $         1,580   $       162,819
                                                          =================================

Investments in shares of mutual funds, at cost            $         1,860   $       210,584
Shares of mutual fund owned                                         83.89          5,981.59

Accumulation units outstanding                                     227.04         20,332.66
Accumulation unit value                                   $          6.96   $          8.01

                                                            HIGH GRADE        STRATEGIC
                                                               BOND             YIELD
                                                            SUBACCOUNT        SUBACCOUNT
                                                          ---------------------------------
ASSETS
Investments in shares of mutual funds, at market          $       119,719   $        39,662

LIABILITIES                                                             -                 -
                                                          ---------------------------------
Net assets                                                $       119,719   $        39,662
                                                          =================================

NET ASSETS
Accumulation units                                        $       119,719   $        39,662
                                                          ---------------------------------
Total net assets                                          $       119,719   $        39,662
                                                          =================================

Investments in shares of mutual funds, at cost            $       117,541   $        40,380
Shares of mutual fund owned                                     11,522.53          4,532.85

Accumulation units outstanding                                   9,416.58          3,435.20
Accumulation unit value                                   $         12.71   $         11.55

                                                                                 MONEY            VALUE
                                                              MANAGED            MARKET           GROWTH
                                                             SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                                                          ---------------------------------------------------
ASSETS
Investments in shares of mutual funds, at market          $        13,956   $        41,370   $        53,854

LIABILITIES                                                             -                 -                 -
                                                          ---------------------------------------------------
Net assets                                                $        13,956   $        41,370   $        53,854
                                                          ===================================================

NET ASSETS
Accumulation units                                        $        13,956   $        41,370   $        53,854
                                                          ---------------------------------------------------
Total net assets                                          $        13,956   $        41,370   $        53,854
                                                          ===================================================

Investments in shares of mutual funds, at cost            $        13,838   $        41,370   $        58,366
Shares of mutual fund owned                                      1,131.00         41,369.88          5,892.07

Accumulation units outstanding                                   1,401.59          3,821.47          4,896.14
Accumulation unit value                                   $          9.96   $         10.83   $         11.00

SEE ACCOMPANYING NOTES.

                                                             CONTRAFUND          GROWTH
                                                             SUBACCOUNT        SUBACCOUNT
                                                          ---------------------------------
ASSETS
Investments in shares of mutual funds, at market          $         7,107   $        13,381

LIABILITIES                                                             -                 -
                                                          ---------------------------------
Net assets                                                $         7,107   $        13,381
                                                          =================================

NET ASSETS
Accumulation units                                        $         7,107   $        13,381
                                                          ---------------------------------
Total net assets                                          $         7,107   $        13,381
                                                          =================================

Investments in shares of mutual funds, at cost            $         7,313   $        14,779
Shares of mutual fund owned                                        392.64            570.87

Accumulation units outstanding                                     765.22          1,864.56
Accumulation unit value                                   $          9.29   $          7.18

                                                             FIDELITY
                                                             GROWTH &
                                                              INCOME          HIGH INCOME
                                                             SUBACCOUNT        SUBACCOUNT
                                                          ---------------------------------
ASSETS
Investments in shares of mutual funds, at market          $        20,845   $         6,038

LIABILITIES                                                             -                 -
                                                          ---------------------------------
Net assets                                                $        20,845   $         6,038
                                                          =================================

NET ASSETS
Accumulation units                                        $        20,845   $         6,038
                                                          ---------------------------------
Total net assets                                          $        20,845   $         6,038
                                                          =================================

Investments in shares of mutual funds, at cost            $        22,865   $         5,707
Shares of mutual fund owned                                      1,919.40          1,028.55

Accumulation units outstanding                                   2,526.83            581.24
Accumulation unit value                                   $          8.25   $         10.39

                                                             INDEX 500           MID-CAP         OVERSEAS
                                                             SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                                                          ---------------------------------------------------
ASSETS
Investments in shares of mutual funds, at market          $        16,311   $        35,625   $         5,302

LIABILITIES                                                             -                 -                 -
                                                          ---------------------------------------------------
Net assets                                                $        16,311   $        35,625   $         5,302
                                                          ===================================================

NET ASSETS
Accumulation units                                        $        16,311   $        35,625   $         5,302
                                                          ---------------------------------------------------
Total net assets                                          $        16,311   $        35,625   $         5,302
                                                          ===================================================

Investments in shares of mutual funds, at cost            $        18,088   $        37,718   $         5,818
Shares of mutual fund owned                                        163.24          2,048.61            482.89

Accumulation units outstanding                                   2,100.17          3,771.86            671.45
Accumulation unit value                                   $          7.77   $          9.44   $          7.90

SEE ACCOMPANYING NOTES.

                                                                                FRANKLIN
                                                                               SMALL CAP
                                                              FRANKLIN           VALUE
                                                             SMALL CAP         SECURITIES
                                                             SUBACCOUNT        SUBACCOUNT
                                                          ---------------------------------
ASSETS
Investments in shares of mutual funds, at market          $         7,907   $         3,776

LIABILITIES                                                             -                 -
                                                          ---------------------------------
Net assets                                                $         7,907   $         3,776
                                                          =================================

NET ASSETS
Accumulation units                                        $         7,907   $         3,776
                                                          ---------------------------------
Total net assets                                          $         7,907   $         3,776
                                                          =================================

Investments in shares of mutual funds, at cost            $         7,901   $         4,222
Shares of mutual fund owned                                        622.62            392.90

Accumulation units outstanding                                   1,077.49            392.23
Accumulation unit value                                   $          7.34   $          9.63

                                                                                 MUTUAL
                                                           FRANKLIN U.S.         SHARES
                                                            GOVERNMENT         SECURITIES
                                                            SUBACCOUNT         SUBACCOUNT
                                                          ---------------------------------
ASSETS
Investments in shares of mutual funds, at market          $         7,899   $         6,289

LIABILITIES                                                             -                 -
                                                          ---------------------------------
Net assets                                                $         7,899   $         6,289
                                                          =================================

NET ASSETS
Accumulation units                                        $         7,899   $         6,289
                                                          ---------------------------------
Total net assets                                          $         7,899   $         6,289
                                                          =================================

Investments in shares of mutual funds, at cost            $         7,768   $         6,725
Shares of mutual fund owned                                        585.54            523.20

Accumulation units outstanding                                     737.24            702.32
Accumulation unit value                                   $         10.71   $          8.95

                                                             TEMPLETON
                                                               GROWTH           MID-CAP           SMALL
                                                             SECURITIES          VALUE           COMPANY
                                                             SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                                                          ---------------------------------------------------
ASSETS
Investments in shares of mutual funds, at market          $        11,501   $         7,865   $         6,084

LIABILITIES                                                             -                 -                 -
                                                          ---------------------------------------------------
Net assets                                                $        11,501   $         7,865   $         6,084
                                                          ===================================================

NET ASSETS
Accumulation units                                        $        11,501   $         7,865   $         6,084
                                                          ---------------------------------------------------
Total net assets                                          $        11,501   $         7,865   $         6,084
                                                          ===================================================

Investments in shares of mutual funds, at cost            $        13,874   $         7,862   $         6,251
Shares of mutual fund owned                                      1,337.34            470.42            588.43

Accumulation units outstanding                                   1,375.62            752.53            725.50
Accumulation unit value                                   $          8.36   $         10.45   $          8.39

SEE ACCOMPANYING NOTES.

                                                                   S&P
                                                                  MIDCAP           NASDAQ
                                                                400 INDEX        100 INDEX
                                                                SUBACCOUNT       SUBACCOUNT
                                                             ---------------------------------
ASSETS
Investments in shares of mutual funds, at market             $         4,666   $        13,553

LIABILITIES                                                                -                 -
                                                             ---------------------------------
Net assets                                                   $         4,666   $        13,553
                                                             =================================

NET ASSETS
Accumulation units                                           $         4,666   $        13,553
                                                             ---------------------------------
Total net assets                                             $         4,666   $        13,553
                                                             =================================

Investments in shares of mutual funds, at cost               $         4,900   $        14,434
Shares of mutual fund owned                                           118.75            972.26

Accumulation units outstanding                                        511.14          2,199.45
Accumulation unit value                                      $          9.13   $          6.16

                                                              RUSSELL 2000
                                                               SMALL CAP           EQUITY             MID-CAP
                                                                 INDEX             INCOME             GROWTH
                                                               SUBACCOUNT         SUBACCOUNT        SUBACCOUNT
                                                             ---------------------------------------------------
ASSETS
Investments in shares of mutual funds, at market             $         3,918   $        80,293   $       118,740

LIABILITIES                                                                -                 -                 -
                                                             ---------------------------------------------------
Net assets                                                   $         3,918   $        80,293   $       118,740
                                                             ===================================================

NET ASSETS
Accumulation units                                           $         3,918   $        80,293   $       118,740
                                                             ---------------------------------------------------
Total net assets                                             $         3,918   $        80,293   $       118,740
                                                             ===================================================

Investments in shares of mutual funds, at cost               $         4,218   $        90,961   $       144,866
Shares of mutual fund owned                                           104.42          4,907.86          8,257.30

Accumulation units outstanding                                        460.29          8,035.82         10,678.40
Accumulation unit value                                      $          8.51   $          9.99   $         11.12

                                                                  NEW             PERSONAL
                                                                AMERICA           STRATEGY        INTERNATIONAL
                                                                 GROWTH           BALANCED            STOCK
                                                               SUBACCOUNT        SUBACCOUNT         SUBACCOUNT
                                                             ---------------------------------------------------
ASSETS
Investments in shares of mutual funds, at market             $        56,590   $       107,371   $        20,998

LIABILITIES                                                                -                 -                 -
                                                             ---------------------------------------------------
Net assets                                                   $        56,590   $       107,371   $        20,998
                                                             ===================================================

NET ASSETS
Accumulation units                                           $        56,590   $       107,371   $        20,998
                                                             ---------------------------------------------------
Total net assets                                             $        56,590   $       107,371   $        20,998
                                                             ===================================================

Investments in shares of mutual funds, at cost               $        82,962   $       115,044   $        25,589
Shares of mutual fund owned                                         4,356.39          8,121.85          2,267.65

Accumulation units outstanding                                      8,206.28          9,983.58          3,066.74
Accumulation unit value                                      $          6.90   $         10.75   $          6.85

SEE ACCOMPANYING NOTES.

                         EquiTrust Life Variable Account

                            Statements of Operations

                          Year Ended December 31, 2002

                                                                 ULTRA               VISTA
                                                               SUBACCOUNT          SUBACCOUNT
                                                             ----------------------------------
Income:
   Dividends                                                 $            29    $             -
Expenses:
   Mortality and expense risk                                           (104)               (22)
                                                             ----------------------------------
Net investment income (loss)                                             (75)               (22)

Realized gain (loss) on investments:
   Realized gain (loss) on sale of fund shares                          (195)              (127)
   Realized gain distributions                                             -                  -
                                                             ----------------------------------
Total realized gain (loss) on investments                               (195)              (127)

Change in unrealized appreciation/depreciation
   of investments                                                     (2,664)              (485)
                                                             ----------------------------------
Net increase (decrease) in net assets from operations        $        (2,934)   $          (634)
                                                             ==================================

                                                                                                      DREYFUS
                                                                                   DISCIPLINED        GROWTH &
                                                               APPRECIATION          STOCK             INCOME
                                                                SUBACCOUNT         SUBACCOUNT        SUBACCOUNT
                                                             -----------------------------------------------------
Income:
   Dividends                                                 $         2,418    $           922    $           168
Expenses:
   Mortality and expense risk                                         (1,770)              (938)              (215)
                                                             -----------------------------------------------------
Net investment income (loss)                                             648                (16)               (47)

Realized gain (loss) on investments:
   Realized gain (loss) on sale of fund shares                        (6,002)            (4,691)            (1,566)
   Realized gain distributions                                             -                  -                  -
                                                             -----------------------------------------------------
Total realized gain (loss) on investments                             (6,002)            (4,691)            (1,566)

Change in unrealized appreciation/depreciation
   of investments                                                    (33,333)           (22,975)            (5,186)
                                                             -----------------------------------------------------
Net increase (decrease) in net assets from operations        $       (38,687)   $       (27,682)   $        (6,799)
                                                             =====================================================

                                                              INTERNATIONAL        DREYFUS
                                                                 EQUITY           SMALL CAP
                                                               SUBACCOUNT         SUBACCOUNT
                                                             --------------------------------
Income:
   Dividends                                                 $           734    $          41
Expenses:
   Mortality and expense risk                                           (189)            (815)
                                                             --------------------------------
Net investment income (loss)                                             545             (774)

Realized gain (loss) on investments:
   Realized gain (loss) on sale of fund shares                        (1,309)          (7,269)
   Realized gain distributions                                             -                -
                                                             --------------------------------
Total realized gain (loss) on investments                             (1,309)          (7,269)

Change in unrealized appreciation/depreciation
   of investments                                                     (3,376)         (12,567)
                                                             --------------------------------
Net increase (decrease) in net assets from operations        $        (4,140)   $     (20,610)
                                                             ================================

SEE ACCOMPANYING NOTES.

                                                                 SOCIALLY
                                                                RESPONSIBLE
                                                                  GROWTH           BLUE CHIP
                                                                SUBACCOUNT         SUBACCOUNT
                                                             ----------------------------------
Income:
   Dividends                                                 $             -    $         2,024
Expenses:
   Mortality and expense risk                                             (9)            (1,433)
                                                             ----------------------------------
Net investment income (loss)                                              (9)               591

Realized gain (loss) on investments:
   Realized gain (loss) on sale of fund shares                           (98)            (6,916)
   Realized gain distributions                                             -                  -
                                                             ----------------------------------
Total realized gain (loss) on investments                                (98)            (6,916)

Change in unrealized appreciation/depreciation
   of investments                                                       (279)           (30,098)
                                                             ----------------------------------
Net increase (decrease) in net assets from operations        $          (386)   $       (36,423)
                                                             ==================================

                                                                HIGH GRADE        STRATEGIC
                                                                   BOND             YIELD
                                                                SUBACCOUNT        SUBACCOUNT
                                                             ----------------------------------
Income:
   Dividends                                                 $         5,038    $         2,110
Expenses:
   Mortality and expense risk                                           (920)              (266)
                                                             ----------------------------------
Net investment income (loss)                                           4,118              1,844

Realized gain (loss) on investments:
   Realized gain (loss) on sale of fund shares                           241               (105)
   Realized gain distributions                                            83                  -
                                                             ----------------------------------
Total realized gain (loss) on investments                                324               (105)

Change in unrealized appreciation/depreciation
   of investments                                                      2,766               (319)
                                                             ----------------------------------
Net increase (decrease) in net assets from operations        $         7,208    $         1,420
                                                             ==================================

                                                                                     MONEY             VALUE
                                                                MANAGED              MARKET            GROWTH
                                                               SUBACCOUNT          SUBACCOUNT        SUBACCOUNT
                                                             ---------------------------------------------------
Income:
   Dividends                                                 $             5    $           352    $         363
Expenses:
   Mortality and expense risk                                            (49)              (278)            (405)
                                                             ---------------------------------------------------
Net investment income (loss)                                             (44)                74              (42)

Realized gain (loss) on investments:
   Realized gain (loss) on sale of fund shares                           (44)                 -             (159)
   Realized gain distributions                                             -                  -                -
                                                             ---------------------------------------------------
Total realized gain (loss) on investments                                (44)                 -             (159)

Change in unrealized appreciation/depreciation
   of investments                                                        117                  -           (5,067)
                                                             ---------------------------------------------------
Net increase (decrease) in net assets from operations        $            29    $            74    $      (5,268)
                                                             ===================================================

SEE ACCOMPANYING NOTES.

                                                                CONTRAFUND           GROWTH
                                                                SUBACCOUNT         SUBACCOUNT
                                                             ----------------------------------
Income:
   Dividends                                                 $             5    $             2
Expenses:
   Mortality and expense risk                                            (26)               (60)
                                                             ----------------------------------
Net investment income (loss)                                             (21)               (58)

Realized gain (loss) on investments:
   Realized gain (loss) on sale of fund shares                           (56)              (616)
   Realized gain distributions                                             -                  -
                                                             ----------------------------------
Total realized gain (loss) on investments                                (56)              (616)

Change in unrealized appreciation/depreciation
   of investments                                                       (218)            (1,396)
                                                             ----------------------------------
Net increase (decrease) in net assets from operations        $          (295)   $        (2,070)
                                                             ==================================

                                                                FIDELITY
                                                                GROWTH &
                                                                 INCOME           HIGH INCOME         INDEX 500
                                                               SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                             -----------------------------------------------------
Income:
   Dividends                                                 $           142    $            82    $            49
Expenses:
   Mortality and expense risk                                           (132)               (21)               (82)
                                                             -----------------------------------------------------
Net investment income (loss)                                              10                 61                (33)

Realized gain (loss) on investments:
   Realized gain (loss) on sale of fund shares                          (411)               (98)              (408)
   Realized gain distributions                                             -                  -                  -
                                                             -----------------------------------------------------
Total realized gain (loss) on investments                               (411)               (98)              (408)

Change in unrealized appreciation/depreciation
   of investments                                                     (2,103)               331             (1,775)
                                                             -----------------------------------------------------
Net increase (decrease) in net assets from operations        $        (2,504)   $           294    $        (2,216)
                                                             =====================================================

                                                                 MID-CAP           OVERSEAS
                                                                SUBACCOUNT        SUBACCOUNT
                                                             --------------------------------
Income:
   Dividends                                                 $           177    $           2
Expenses:
   Mortality and expense risk                                           (252)             (21)
                                                             --------------------------------
Net investment income (loss)                                             (75)             (19)

Realized gain (loss) on investments:
   Realized gain (loss) on sale of fund shares                           (94)            (102)
   Realized gain distributions                                             -                -
                                                             --------------------------------
Total realized gain (loss) on investments                                (94)            (102)

Change in unrealized appreciation/depreciation
   of investments                                                     (2,879)            (516)
                                                             --------------------------------
Net increase (decrease) in net assets from operations        $        (3,048)   $        (637)
                                                             ================================

SEE ACCOMPANYING NOTES.

                                                                                   FRANKLIN
                                                                                   SMALL CAP
                                                                  FRANKLIN          VALUE
                                                                 SMALL CAP        SECURITIES
                                                                 SUBACCOUNT       SUBACCOUNT
                                                             ----------------------------------
Income:
   Dividends                                                 $             3    $             9
Expenses:
   Mortality and expense risk                                            (29)               (19)
                                                             ----------------------------------
Net investment income (loss)                                             (26)               (10)

Realized gain (loss) on investments:
   Realized gain (loss) on sale of fund shares                          (188)                69
   Realized gain distributions                                             -                 61
                                                             ----------------------------------
Total realized gain (loss) on investments                               (188)               130

Change in unrealized appreciation/depreciation
   of investments                                                         (9)              (485)
                                                             ----------------------------------
Net increase (decrease) in net assets from operations        $          (223)   $          (365)
                                                             ==================================

                                                                                     MUTUAL          TEMPLETON
                                                              FRANKLIN U.S.          SHARES            GROWTH
                                                               GOVERNMENT          SECURITIES        SECURITIES
                                                               SUBACCOUNT          SUBACCOUNT        SUBACCOUNT
                                                             -----------------------------------------------------
Income:
   Dividends                                                 $           138    $            19    $           227
Expenses:
   Mortality and expense risk                                            (30)               (29)               (94)
                                                             -----------------------------------------------------
Net investment income (loss)                                             108                (10)               133

Realized gain (loss) on investments:
   Realized gain (loss) on sale of fund shares                            20                (85)              (107)
   Realized gain distributions                                             -                 47                223
                                                             -----------------------------------------------------
Total realized gain (loss) on investments                                 20                (38)               116

Change in unrealized appreciation/depreciation
   of investments                                                        138               (437)            (2,437)
                                                             -----------------------------------------------------
Net increase (decrease) in net assets from operations        $           266    $          (485)   $        (2,188)
                                                             =====================================================

                                                                 MID-CAP           SMALL
                                                                  VALUE           COMPANY
                                                               SUBACCOUNT        SUBACCOUNT
                                                             --------------------------------
Income:
   Dividends                                                 $             1    $           1
Expenses:
   Mortality and expense risk                                            (31)             (22)
                                                             --------------------------------
Net investment income (loss)                                             (30)             (21)

Realized gain (loss) on investments:
   Realized gain (loss) on sale of fund shares                            (9)            (195)
   Realized gain distributions                                            11                -
                                                             --------------------------------
Total realized gain (loss) on investments                                  2             (195)

Change in unrealized appreciation/depreciation
   of investments                                                        (12)            (168)
                                                             --------------------------------
Net increase (decrease) in net assets from operations        $           (40)   $        (384)
                                                             ================================

SEE ACCOMPANYING NOTES.

                                                                   S&P
                                                                  MIDCAP            NASDAQ
                                                                400 INDEX          100 INDEX
                                                                SUBACCOUNT        SUBACCOUNT
                                                             ----------------------------------
Income:
   Dividends                                                 $             7    $             -
Expenses:
   Mortality and expense risk                                            (21)               (57)
                                                             ----------------------------------
Net investment income (loss)                                             (14)               (57)

Realized gain (loss) on investments:
   Realized gain (loss) on sale of fund shares                          (107)              (566)
   Realized gain distributions                                             9                  -
                                                             ----------------------------------
Total realized gain (loss) on investments                                (98)              (566)

Change in unrealized appreciation/depreciation
   of investments                                                       (235)              (868)
                                                             ----------------------------------
Net increase (decrease) in net assets from operations        $          (347)   $        (1,491)
                                                             ==================================

                                                             RUSSELL 2000
                                                               SMALL CAP            EQUITY          MID-CAP
                                                                 INDEX              INCOME           GROWTH
                                                              SUBACCOUNT          SUBACCOUNT       SUBACCOUNT
                                                             --------------------------------------------------
Income:
   Dividends                                                 $             2    $       1,267   $             -
Expenses:
   Mortality and expense risk                                            (19)            (657)           (1,083)
                                                             --------------------------------------------------
Net investment income (loss)                                             (17)             610            (1,083)

Realized gain (loss) on investments:
   Realized gain (loss) on sale of fund shares                          (103)            (289)           (1,433)
   Realized gain distributions                                            13               72                 -
                                                             --------------------------------------------------
Total realized gain (loss) on investments                                (90)            (217)           (1,433)

Change in unrealized appreciation/depreciation
   of investments                                                       (320)         (11,398)          (28,355)
                                                             --------------------------------------------------
Net increase (decrease) in net assets from operations        $          (427)   $     (11,005)  $       (30,871)
                                                             ==================================================

                                                                 NEW               PERSONAL
                                                               AMERICA             STRATEGY        INTERNATIONAL
                                                                GROWTH             BALANCED            STOCK
                                                              SUBACCOUNT          SUBACCOUNT        SUBACCOUNT
                                                             ---------------------------------------------------
Income:
   Dividends                                                 $             -    $         2,559    $         224
Expenses:
   Mortality and expense risk                                           (523)              (855)            (168)
                                                             ---------------------------------------------------
Net investment income (loss)                                            (523)             1,704               56

Realized gain (loss) on investments:
   Realized gain (loss) on sale of fund shares                        (7,020)            (2,360)          (2,540)
   Realized gain distributions                                             -                  -               22
                                                             ---------------------------------------------------
Total realized gain (loss) on investments                             (7,020)            (2,360)          (2,518)

Change in unrealized appreciation/depreciation
   of investments                                                    (12,623)            (8,000)          (1,520)
                                                             ---------------------------------------------------
Net increase (decrease) in net assets from operations        $       (20,166)   $        (8,656)   $      (3,982)
                                                             ===================================================

SEE ACCOMPANYING NOTES.

                         EquiTrust Life Variable Account

                       Statements of Changes in Net Assets

                                                                           ULTRA
                                                                         SUBACCOUNT
                                                             ----------------------------------
                                                                                 PERIOD FROM
                                                                                 OCTOBER 1,
                                                                                 2001 (DATE
                                                                                 OPERATIONS
                                                                                 COMMENCED)
                                                               YEAR ENDED          THROUGH
                                                              DECEMBER 31,       DECEMBER 31,
                                                                 2002                2001
                                                             ----------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                              $           (75)   $            (5)
   Net realized gain (loss) on investments                              (195)                 1
   Change in unrealized appreciation/depreciation
     of investment                                                    (2,664)               220
                                                             ----------------------------------
Net increase (decrease) in net assets from operations                 (2,934)               216

Contract transactions:
   Transfers of net premiums                                           6,179                 12
   Transfers of surrenders and death benefits                              -                  -
   Transfers for cost of insurance and other charges                  (1,678)               (13)
   Transfers between subaccounts, including fixed interest
     subaccount                                                        1,969              9,875
                                                             ----------------------------------
Net increase in net assets from contract transactions                  6,470              9,874
                                                             ----------------------------------
Total increase in net assets                                           3,536             10,090

Net assets at beginning of period                                     10,090                  -
                                                             ----------------------------------
Net assets at end of period                                  $        13,626    $        10,090
                                                             ==================================

                                                                           VISTA
                                                                         SUBACCOUNT
                                                             --------------------------------
                                                                                 PERIOD FROM
                                                                                 OCTOBER 1,
                                                                                 2001 (DATE
                                                                                 OPERATIONS
                                                                                 COMMENCED)
                                                                YEAR ENDED         THROUGH
                                                               DECEMBER 31,      DECEMBER 31,
                                                                  2002               2001
                                                             --------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                              $           (22)   $           -
   Net realized gain (loss) on investments                              (127)               -
   Change in unrealized appreciation/depreciation
     of investments                                                     (485)               1
                                                             --------------------------------
Net increase (decrease) in net assets from operations                   (634)               1

Contract transactions:
   Transfers of net premiums                                           3,703               49
   Transfers of surrenders and death benefits                              -                -
   Transfers for cost of insurance and other charges                  (1,463)             (20)
   Transfers between subaccounts, including fixed interest
     subaccount                                                        1,525               64
                                                             --------------------------------
Net increase in net assets from contract transactions                  3,765               93
                                                             --------------------------------
Total increase in net assets                                           3,131               94

Net assets at beginning of period                                         94                -
                                                             --------------------------------
Net assets at end of period                                  $         3,225    $          94
                                                             ================================

                                                                        APPRECIATION                        DISCIPLINED STOCK
                                                                         SUBACCOUNT                            SUBACCOUNT
                                                             -----------------------------------  ---------------------------------
                                                                   YEAR ENDED DECEMBER 31               YEAR ENDED DECEMBER 31
                                                                 2002                2001               2002               2001
                                                             -----------------------------------  ---------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                              $           648    $           305    $           (16)   $        (130)
   Net realized gain (loss) on investments                            (6,002)            (2,125)            (4,691)          (1,577)
   Change in unrealized appreciation/depreciation
     of investment                                                   (33,333)           (11,442)           (22,975)          (3,736)
                                                             -----------------------------------  ---------------------------------
Net increase (decrease) in net assets from operations                (38,687)           (13,262)           (27,682)          (5,443)

Contract transactions:
   Transfers of net premiums                                          82,563             65,661             75,802           57,712
   Transfers of surrenders and death benefits                           (375)              (345)               (63)            (188)
   Transfers for cost of insurance and other charges                 (33,438)           (25,221)           (22,362)         (17,038)
   Transfers between subaccounts, including fixed interest
     subaccount                                                        6,005             43,436                495           24,669
                                                             -----------------------------------  ---------------------------------
Net increase in net assets from contract transactions                 54,755             83,531             53,872           65,155
                                                             -----------------------------------  ---------------------------------
Total increase in net assets                                          16,068             70,269             26,190           59,712

Net assets at beginning of period                                    180,154            109,885             90,703           30,991
                                                             -----------------------------------  ---------------------------------
Net assets at end of period                                  $       196,222    $       180,154    $       116,893    $      90,703
                                                             ===================================  =================================

SEE ACCOMPANYING NOTES.

                                                                  DREYFUS GROWTH & INCOME
                                                                         SUBACCOUNT
                                                             ----------------------------------
                                                                   YEAR ENDED DECEMBER 31
                                                                   2002              2001
                                                             ----------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                              $           (47)   $           (36)
   Net realized gain (loss) on investments                            (1,566)              (379)
   Change in unrealized appreciation/depreciation
     of investments                                                   (5,186)              (178)
                                                             ----------------------------------
Net increase (decrease) in net assets from operations                 (6,799)              (593)

Contract transactions:
   Transfers of net premiums                                          24,299             13,027
   Transfers of surrenders and death benefits                           (111)                 -
   Transfers for cost of insurance and other charges                  (7,735)            (5,572)
   Transfers between subaccounts, including fixed interest
     subaccount                                                        3,095              7,043
                                                             ----------------------------------
Net increase in net assets from contract transactions                 19,548             14,498
                                                             ----------------------------------
Total increase in net assets                                          12,749             13,905

Net assets at beginning of period                                     19,146              5,241
                                                             ----------------------------------
Net assets at end of period                                  $        31,895    $        19,146
                                                             ==================================

                                                                   INTERNATIONAL EQUITY
                                                                        SUBACCOUNT
                                                             --------------------------------
                                                                  YEAR ENDED DECEMBER 31
                                                                  2002               2001
                                                             --------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                              $           545    $          50
   Net realized gain (loss) on investments                            (1,309)          (2,270)
   Change in unrealized appreciation/depreciation
     of investments                                                   (3,376)            (672)
                                                             --------------------------------
Net increase (decrease) in net assets from operations                 (4,140)          (2,892)

Contract transactions:
   Transfers of net premiums                                          16,470           10,687
   Transfers of surrenders and death benefits                           (121)            (137)
   Transfers for cost of insurance and other charges                  (5,001)          (3,674)
   Transfers between subaccounts, including fixed interest
     subaccount                                                           59            6,624
                                                             --------------------------------
Net increase in net assets from contract transactions                 11,407           13,500
                                                             --------------------------------
Total increase in net assets                                           7,267           10,608

Net assets at beginning of period                                     16,092            5,484
                                                             --------------------------------
Net assets at end of period                                  $        23,359    $      16,092
                                                             ================================

                                                                      DREYFUS SMALL CAP              SOCIALLY RESPONSIBLE GROWTH
                                                                         SUBACCOUNT                            SUBACCOUNT
                                                             ----------------------------------    --------------------------------
                                                                                                                       PERIOD FROM
                                                                                                                       OCTOBER 1,
                                                                                                                       2001 (DATE
                                                                                                                       OPERATIONS
                                                                                                                       COMMENCED)
                                                                                                     YEAR ENDED          THROUGH
                                                                   YEAR ENDED DECEMBER 31           DECEMBER 31,       DECEMBER 31,
                                                                 2002                2001               2002               2001
                                                             ----------------------------------    --------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                              $          (774)   $          (164)   $            (9)   $           -
   Net realized gain (loss) on investments                            (7,269)            (4,160)               (98)               -
   Change in unrealized appreciation/depreciation of
     investments                                                     (12,567)             3,947               (279)              (1)
                                                             ----------------------------------    --------------------------------
Net increase (decrease) in net assets from operations                (20,610)              (377)              (386)              (1)

Contract transactions:
   Transfers of net premiums                                          60,798             35,420              1,360                -
   Transfers of surrenders and death benefits                           (125)              (103)                 -                -
   Transfers for cost of insurance and other charges                 (22,999)           (15,641)              (576)               -
   Transfers between subaccounts, including fixed interest
     subaccount                                                       15,300             19,932              1,178                5
                                                             ----------------------------------    --------------------------------
Net increase in net assets from contract transactions                 52,974             39,608              1,962                5
                                                             ----------------------------------    --------------------------------
Total increase in net assets                                          32,364             39,231              1,576                4

Net assets at beginning of period                                     69,086             29,855                  4                -
                                                             ----------------------------------    --------------------------------
Net assets at end of period                                  $       101,450    $        69,086    $         1,580    $           4
                                                             ==================================    ================================

SEE ACCOMPANYING NOTES.

                                                                         BLUE CHIP
                                                                         SUBACCOUNT
                                                             ----------------------------------
                                                                   YEAR ENDED DECEMBER 31
                                                                 2002                2001
                                                             ----------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                              $           591    $           304
   Net realized gain (loss) on investments                            (6,916)            (2,084)
   Change in unrealized appreciation/depreciation of
     investments                                                     (30,098)           (11,546)
                                                             ----------------------------------
Net increase (decrease) in net assets from operations                (36,423)           (13,326)

Contract transactions:
   Transfers of net premiums                                          74,465             68,463
   Transfers of surrenders and death benefits                             (6)               (97)
   Transfers for cost of insurance and other charges                 (25,990)           (20,892)
   Transfers between subaccounts, including fixed interest
     subaccount                                                       12,393              7,923
                                                             ----------------------------------
Net increase in net assets from contract transactions                 60,862             55,397
                                                             ----------------------------------
Total increase in net assets                                          24,439             42,071

Net assets at beginning of period                                    138,380             96,309
                                                             ----------------------------------
Net assets at end of period                                  $       162,819    $       138,380
                                                             ==================================

                                                                      HIGH GRADE BOND
                                                                        SUBACCOUNT
                                                             --------------------------------
                                                                  YEAR ENDED DECEMBER 31
                                                                  2002               2001
                                                             --------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                              $         4,118    $       1,346
   Net realized gain (loss) on investments                               324              106
   Change in unrealized appreciation/depreciation of
     investments                                                       2,766             (589)
                                                             --------------------------------
Net increase (decrease) in net assets from operations                  7,208              863

Contract transactions:
   Transfers of net premiums                                          25,221           66,386
   Transfers of surrenders and death benefits                         (1,061)               -
   Transfers for cost of insurance and other charges                 (13,505)          (7,468)
   Transfers between subaccounts, including fixed interest
     subaccount                                                       22,923           17,651
                                                             --------------------------------
Net increase in net assets from contract transactions                 33,578           76,569
                                                             --------------------------------
Total increase in net assets                                          40,786           77,432

Net assets at beginning of period                                     78,933            1,501
                                                             --------------------------------
Net assets at end of period                                  $       119,719    $      78,933
                                                             ================================

                                                                       STRATEGIC YIELD                           MANAGED
                                                                          SUBACCOUNT                            SUBACCOUNT
                                                             ----------------------------------    --------------------------------
                                                                                                                       PERIOD FROM
                                                                                                                       OCTOBER 1,
                                                                                                                       2001 (DATE
                                                                                                                       OPERATIONS
                                                                                                                       COMMENCED)
                                                                                                     YEAR ENDED          THROUGH
                                                                  YEAR ENDED DECEMBER 31            DECEMBER 31,       DECEMBER 31,
                                                                 2002                2001               2002               2001
                                                             ----------------------------------    --------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                              $         1,844    $           662    $           (44)   $           -
   Net realized gain (loss) on investments                              (105)               (27)               (44)               -
   Change in unrealized appreciation/depreciation of
     investments                                                        (319)              (247)               117                1
                                                             ----------------------------------    --------------------------------
Net increase (decrease) in net assets from operations                  1,420                388                 29                1

Contract transactions:
   Transfers of net premiums                                          15,488              5,221              8,151               39
   Transfers of surrenders and death benefits                              -                  -                  -                -
   Transfers for cost of insurance and other charges                  (5,588)            (2,458)            (2,987)              (5)
   Transfers between subaccounts, including fixed interest
     subaccount                                                       14,735              6,170              8,671               57
                                                             ----------------------------------    --------------------------------
Net increase in net assets from contract transactions                 24,635              8,933             13,835               91
                                                             ----------------------------------    --------------------------------
Total increase in net assets                                          26,055              9,321             13,864               92

Net assets at beginning of period                                     13,607              4,286                 92                -
                                                             ----------------------------------    --------------------------------
Net assets at end of period                                  $        39,662    $        13,607    $        13,956    $          92
                                                             ==================================    ================================

SEE ACCOMPANYING NOTES.

                                                                        MONEY MARKET
                                                                         SUBACCOUNT
                                                             ----------------------------------
                                                                   YEAR ENDED DECEMBER 31
                                                                   2002              2001
                                                             ----------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                              $            74    $           146
   Net realized gain (loss) on investments                                 -                  -
   Change in unrealized appreciation/depreciation of
     investments                                                           -                  -
                                                             ----------------------------------
Net increase (decrease) in net assets from operations                     74                146

Contract transactions:
   Transfers of net premiums                                          21,004             11,010
   Transfers of surrenders and death benefits                              -                  -
   Transfers for cost of insurance and other charges                  (1,684)            (1,380)
   Transfers between subaccounts, including fixed interest
     subaccount                                                        4,845              4,464
                                                             ----------------------------------
Net increase in net assets from contract transactions                 24,165             14,094
                                                             ----------------------------------
Total increase in net assets                                          24,239             14,240

Net assets at beginning of period                                     17,131              2,891
                                                             ----------------------------------
Net assets at end of period                                  $        41,370    $        17,131
                                                             ==================================

                                                                        VALUE GROWTH
                                                                         SUBACCOUNT
                                                             --------------------------------
                                                                  YEAR ENDED DECEMBER 31
                                                                  2002               2001
                                                             --------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                              $           (42)   $         (20)
   Net realized gain (loss) on investments                               159              376
   Change in unrealized appreciation/depreciation of
     investments                                                      (5,067)             224
                                                             --------------------------------
Net increase (decrease) in net assets from operations                 (5,268)             580

Contract transactions:
   Transfers of net premiums                                          31,704           14,237
   Transfers of surrenders and death benefits                           (579)               -
   Transfers for cost of insurance and other charges                  (8,708)          (5,404)
   Transfers between subaccounts, including fixed interest
     subaccount                                                       16,734            6,882
                                                             --------------------------------
Net increase in net assets from contract transactions                 39,151           15,715
                                                             --------------------------------
Total increase in net assets                                          33,883           16,295

Net assets at beginning of period                                     19,971            3,676
                                                             --------------------------------
Net assets at end of period                                  $        53,854    $      19,971
                                                             ================================

                                                                          CONTRAFUND                           GROWTH
                                                                          SUBACCOUNT                          SUBACCOUNT
                                                             ----------------------------------    --------------------------------
                                                                                PERIOD FROM                             PERIOD FROM
                                                                                 OCTOBER 1,                             OCTOBER 1,
                                                                                 2001 (DATE                             2001 (DATE
                                                                                 OPERATIONS                             OPERATIONS
                                                                                 COMMENCED)                             COMMENCED)
                                                              YEAR ENDED          THROUGH            YEAR ENDED           THROUGH
                                                              DECEMBER 31,       DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
                                                                 2002               2001                2002               2001
                                                             ----------------------------------    --------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                              $           (21)   $             -    $           (58)   $          (1)
   Net realized gain (loss) on investments                               (56)                 1               (616)               1
   Change in unrealized appreciation/depreciation of
     investments                                                        (218)                12             (1,396)              (2)
                                                             ----------------------------------    --------------------------------
Net increase (decrease) in net assets from operations                   (295)                13             (2,070)              (2)

Contract transactions:
   Transfers of net premiums                                           3,782                 12             13,768               91
   Transfers of surrenders and death benefits                              -                  -                  -                -
   Transfers for cost of insurance and other charges                  (1,610)               (42)            (3,709)             (84)
   Transfers between subaccounts, including fixed interest
     subaccount                                                        4,694                553              4,724              663
                                                             ----------------------------------    --------------------------------
Net increase in net assets from contract transactions                  6,866                523             14,783              670
                                                             ----------------------------------    --------------------------------
Total increase in net assets                                           6,571                536             12,713              668

Net assets at beginning of period                                        536                  -                668                -
                                                             ----------------------------------    --------------------------------
Net assets at end of period                                  $         7,107    $           536    $        13,381    $         668
                                                             ==================================    ================================

SEE ACCOMPANYING NOTES.

                                                                  FIDELITY GROWTH & INCOME
                                                                        SUBACCOUNT
                                                             ----------------------------------
                                                                                  PERIOD FROM
                                                                                   OCTOBER 1,
                                                                                  2001 (DATE
                                                                                  OPERATIONS
                                                                                  COMMENCED)
                                                               YEAR ENDED          THROUGH
                                                               DECEMBER 31,       DECEMBER 31,
                                                                  2002               2001
                                                             ----------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                              $            10    $            (6)
   Net realized gain (loss) on investments                              (411)                 -
   Change in unrealized appreciation/depreciation of
     investments                                                      (2,103)                83
                                                             ----------------------------------
Net increase (decrease) in net assets from operations                 (2,504)                77

Contract transactions:
   Transfers of net premiums                                          11,046                 33
   Transfers of surrenders and death benefits                              -                  -
   Transfers for cost of insurance and other charges                  (3,943)               (79)
   Transfers between subaccounts, including fixed interest
     subaccount                                                        5,692             10,523
                                                             ----------------------------------
Net increase in net assets from contract transactions                 12,795             10,477
                                                             ----------------------------------
Total increase in net assets                                          10,291             10,554

Net assets at beginning of period                                     10,554                  -
                                                             ----------------------------------
Net assets at end of period                                  $        20,845    $        10,554
                                                             ==================================

                                                                       HIGH INCOME
                                                                       SUBACCOUNT
                                                             --------------------------------
                                                                                 PERIOD FROM
                                                                                  OCTOBER 1,
                                                                                  2001 (DATE
                                                                                  OPERATIONS
                                                                                  COMMENCED)
                                                               YEAR ENDED          THROUGH
                                                               DECEMBER 31,      DECEMBER 31,
                                                                  2002              2001
                                                             --------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                              $            61    $           -
   Net realized gain (loss) on investments                               (98)               -
   Change in unrealized appreciation/depreciation of
     investments                                                         331                -
                                                             --------------------------------
Net increase (decrease) in net assets from operations                    294                -

Contract transactions:
   Transfers of net premiums                                           4,930                3
   Transfers of surrenders and death benefits                              -                -
   Transfers for cost of insurance and other charges                  (1,227)              (8)
   Transfers between subaccounts, including fixed interest
     subaccount                                                        2,013               33
                                                             --------------------------------
Net increase in net assets from contract transactions                  5,716               28
                                                             --------------------------------
Total increase in net assets                                           6,010               28

Net assets at beginning of period                                         28                -
                                                             --------------------------------
Net assets at end of period                                  $         6,038    $          28
                                                             ================================

                                                                        INDEX 500                              MID-CAP
                                                                        SUBACCOUNT                            SUBACCOUNT
                                                             ----------------------------------    --------------------------------
                                                                                  PERIOD FROM                         PERIOD FROM
                                                                                   OCTOBER 1,                          OCTOBER 1,
                                                                                  2001 (DATE                           2001 (DATE
                                                                                  OPERATIONS                           OPERATIONS
                                                                                  COMMENCED)                           COMMENCED)
                                                               YEAR ENDED          THROUGH           YEAR ENDED         THROUGH
                                                              DECEMBER 31,        DECEMBER 31,       DECEMBER 31,      DECEMBER 31,
                                                                  2002               2001               2002              2001
                                                             ----------------------------------    --------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                              $           (33)   $            (1)   $           (75)   $         (10)
   Net realized gain (loss) on investments                              (408)                 -                (94)               2
   Change in unrealized appreciation/depreciation of
     investments                                                      (1,775)                (2)            (2,879)             786
                                                             ----------------------------------    --------------------------------
Net increase (decrease) in net assets from operations                 (2,216)                (3)            (3,048)             778

Contract transactions:
   Transfers of net premiums                                          14,828                 93             15,779               12
   Transfers of surrenders and death benefits                              -                  -                  -                -
   Transfers for cost of insurance and other charges                  (4,869)               (65)            (3,503)             (33)
   Transfers between subaccounts, including fixed interest
     subaccount                                                        7,533              1,010              5,929           19,711
                                                             ----------------------------------    --------------------------------
Net increase in net assets from contract transactions                 17,492              1,038             18,205           19,690
                                                             ----------------------------------    --------------------------------
Total increase in net assets                                          15,276              1,035             15,157           20,468

Net assets at beginning of period                                      1,035                  -             20,468                -
                                                             ----------------------------------    --------------------------------
Net assets at end of period                                  $        16,311    $         1,035    $        35,625    $      20,468
                                                             ==================================    ================================

SEE ACCOMPANYING NOTES.

                                                                        OVERSEAS
                                                                       SUBACCOUNT
                                                             ----------------------------------
                                                                                  PERIOD FROM
                                                                                   OCTOBER 1,
                                                                                  2001 (DATE
                                                                                  OPERATIONS
                                                                                  COMMENCED)
                                                               YEAR ENDED          THROUGH
                                                               DECEMBER 31,       DECEMBER 31,
                                                                  2002               2001
                                                             ----------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                              $           (19)   $             -
   Net realized gain (loss) on investments                              (102)                 -
   Change in unrealized appreciation/depreciation
     of investments                                                     (516)                 -
                                                             ----------------------------------
Net increase (decrease) in net assets from operations                   (637)                 -

Contract transactions:
   Transfers of net premiums                                           4,560                 22
   Transfers of surrenders and death benefits                              -                  -
   Transfers for cost of insurance and other charges                  (1,253)               (12)
   Transfers between subaccounts, including fixed interest
     subaccount                                                        2,453                169
                                                             ----------------------------------
Net increase in net assets from contract transactions                  5,760                179
                                                             ----------------------------------
Total increase in net assets                                           5,123                179

Net assets at beginning of period                                        179                  -
                                                             ----------------------------------
Net assets at end of period                                  $         5,302    $           179
                                                             ==================================

                                                                    FRANKLIN SMALL CAP
                                                                        SUBACCOUNT
                                                             --------------------------------
                                                                                 PERIOD FROM
                                                                                  OCTOBER 1,
                                                                                  2001 (DATE
                                                                                  OPERATIONS
                                                                                  COMMENCED)
                                                               YEAR ENDED          THROUGH
                                                               DECEMBER 31,      DECEMBER 31,
                                                                  2002              2001
                                                             --------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                              $           (26)   $           -
   Net realized gain (loss) on investments                              (188)               1
   Change in unrealized appreciation/depreciation
     of investments                                                       (9)              15
                                                             --------------------------------
Net increase (decrease) in net assets from operations                   (223)              16

Contract transactions:
   Transfers of net premiums                                           6,145                9
   Transfers of surrenders and death benefits                              -                -
   Transfers for cost of insurance and other charges                  (1,149)             (46)
   Transfers between subaccounts, including fixed interest
     subaccount                                                        2,664              491
                                                             --------------------------------
Net increase in net assets from contract transactions                  7,660              454
                                                             --------------------------------
Total increase in net assets                                           7,437              470

Net assets at beginning of period                                        470                -
                                                             --------------------------------
Net assets at end of period                                  $         7,907    $         470
                                                             ================================

                                                                   FRANKLIN SMALL CAP
                                                                    VALUE SECURITIES                  FRANKLIN U.S. GOVERNMENT
                                                                       SUBACCOUNT                             SUBACCOUNT
                                                             ----------------------------------    --------------------------------
                                                                                  PERIOD FROM                          PERIOD FROM
                                                                                   OCTOBER 1,                           OCTOBER 1,
                                                                                  2001 (DATE                            2001 (DATE
                                                                                  OPERATIONS                            OPERATIONS
                                                                                  COMMENCED)                            COMMENCED)
                                                               YEAR ENDED          THROUGH           YEAR ENDED          THROUGH
                                                               DECEMBER 31,       DECEMBER 31,       DECEMBER 31,      DECEMBER 31,
                                                                  2002               2001               2002              2001
                                                             ----------------------------------    --------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                              $           (10)   $             -    $           108    $          (1)
   Net realized gain (loss) on investments                               130                  -                 20               (1)
   Change in unrealized appreciation/depreciation of
     investments                                                        (485)                39                138               (7)
                                                             ----------------------------------    --------------------------------
Net increase (decrease) in net assets from operations                   (365)                39                266               (9)

Contract transactions:
   Transfers of net premiums                                           2,954                 23              4,765               64
   Transfers of surrenders and death benefits                              -                  -                  -                -
   Transfers for cost of insurance and other charges                    (679)               (11)            (1,749)             (71)
   Transfers between subaccounts, including fixed interest
     subaccount                                                        1,269                546              3,077            1,556
                                                             ----------------------------------    --------------------------------
Net increase in net assets from contract transactions                  3,544                558              6,093            1,549
                                                             ----------------------------------    --------------------------------
Total increase in net assets                                           3,179                597              6,359            1,540

Net assets at beginning of period                                        597                  -              1,540                -
                                                             ----------------------------------    --------------------------------
Net assets at end of period                                  $         3,776    $           597    $         7,899    $       1,540
                                                             ==================================    ================================

SEE ACCOMPANYING NOTES.

                                                                 MUTUAL SHARES SECURITIES
                                                                        SUBACCOUNT
                                                             ----------------------------------
                                                                                  PERIOD FROM
                                                                                   OCTOBER 1,
                                                                                  2001 (DATE
                                                                                  OPERATIONS
                                                                                  COMMENCED)
                                                               YEAR ENDED          THROUGH
                                                               DECEMBER 31,       DECEMBER 31,
                                                                  2002               2001
                                                             ----------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                              $           (10)   $             -
   Net realized gain (loss) on investments                               (38)                 -
   Change in unrealized appreciation/depreciation of
     investments                                                        (437)                 1
                                                             ----------------------------------
Net increase (decrease) in net assets from operations                   (485)                 1

Contract transactions:
   Transfers of net premiums                                           3,496                 26
   Transfers of surrenders and death benefits                              -                  -
   Transfers for cost of insurance and other charges                    (747)                (2)
   Transfers between subaccounts, including fixed interest
     subaccount                                                        3,996                  4
                                                             ----------------------------------
Net increase in net assets from contract transactions                  6,745                 28
                                                             ----------------------------------
Total increase in net assets                                           6,260                 29

Net assets at beginning of period                                         29                  -
                                                             ----------------------------------
Net assets at end of period                                  $         6,289    $            29
                                                             ==================================

                                                                    TEMPLETON GROWTH
                                                                       SECURITIES
                                                                       SUBACCOUNT
                                                             --------------------------------
                                                                                 PERIOD FROM
                                                                                  OCTOBER 1,
                                                                                  2001 (DATE
                                                                                  OPERATIONS
                                                                                  COMMENCED)
                                                              YEAR ENDED           THROUGH
                                                              DECEMBER 31,       DECEMBER 31,
                                                                 2002               2001
                                                             --------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                              $           133    $          (5)
   Net realized gain (loss) on investments                               116                1
   Change in unrealized appreciation/depreciation of
     investments                                                      (2,437)              64
                                                             --------------------------------
Net increase (decrease) in net assets from operations                 (2,188)              60

Contract transactions:
   Transfers of net premiums                                           3,412               14
   Transfers of surrenders and death benefits                              -                -
   Transfers for cost of insurance and other charges                  (1,238)             (16)
   Transfers between subaccounts, including fixed interest
     subaccount                                                        1,534            9,923
                                                             --------------------------------
Net increase in net assets from contract transactions                  3,708            9,921
                                                             --------------------------------
Total increase in net assets                                           1,520            9,981

Net assets at beginning of period                                      9,981                -
                                                             --------------------------------
Net assets at end of period                                  $        11,501    $       9,981
                                                             ================================

                                                                        MID-CAP VALUE                         SMALL COMPANY
                                                                          SUBACCOUNT                           SUBACCOUNT
                                                             ----------------------------------    --------------------------------
                                                                                  PERIOD FROM                          PERIOD FROM
                                                                                   OCTOBER 1,                           OCTOBER 1,
                                                                                  2001 (DATE                            2001 (DATE
                                                                                  OPERATIONS                            OPERATIONS
                                                                                  COMMENCED)                            COMMENCED)
                                                               YEAR ENDED          THROUGH           YEAR ENDED          THROUGH
                                                               DECEMBER 31,       DECEMBER 31,       DECEMBER 31,      DECEMBER 31,
                                                                  2002               2001               2002              2001
                                                             ----------------------------------    --------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                              $           (30)   $             -    $           (21)   $           -
   Net realized gain (loss) on investments                                 2                  -               (195)               -
   Change in unrealized appreciation/depreciation of
     investments                                                         (12)                15               (168)               1
                                                             ----------------------------------    --------------------------------
Net increase (decrease) in net assets from operations                    (40)                15               (384)               1

Contract transactions:
   Transfers of net premiums                                           6,124                 71              6,447               25
   Transfers of surrenders and death benefits                              -                  -                  -                -
   Transfers for cost of insurance and other charges                  (1,846)               (26)              (806)              (6)
   Transfers between subaccounts, including fixed interest
     subaccount                                                        3,210                357                778               29
                                                             ----------------------------------    --------------------------------
Net increase in net assets from contract transactions                  7,488                402              6,419               48
                                                             ----------------------------------    --------------------------------
Total increase in net assets                                           7,448                417              6,035               49

Net assets at beginning of period                                        417                  -                 49                -
                                                             ----------------------------------    --------------------------------
Net assets at end of period                                  $         7,865    $           417    $         6,084    $          49
                                                             ==================================    ================================

SEE ACCOMPANYING NOTES.

                                                                       S&P MID-CAP
                                                                        400 INDEX
                                                                        SUBACCOUNT
                                                             ----------------------------------
                                                                                  PERIOD FROM
                                                                                   OCTOBER 1,
                                                                                  2001 (DATE
                                                                                  OPERATIONS
                                                                                  COMMENCED)
                                                               YEAR ENDED          THROUGH
                                                               DECEMBER 31,       DECEMBER 31,
                                                                  2002               2001
                                                             ----------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                              $           (14)   $             -
   Net realized gain (loss) on investments                               (98)                 -
   Change in unrealized appreciation/depreciation of
     investments                                                        (235)                 1
                                                             ----------------------------------
Net increase (decrease) in net assets from operations                   (347)                 1

Contract transactions:
   Transfers of net premiums                                           4,110                  -
   Transfers of surrenders and death benefits                              -                  -
   Transfers for cost of insurance and other charges                  (1,083)                (8)
   Transfers between subaccounts, including fixed interest
     subaccount                                                        1,874                119
                                                             ----------------------------------
Net increase in net assets from contract transactions                  4,901                111
                                                             ----------------------------------
Total increase in net assets                                           4,554                112

Net assets at beginning of period                                        112                  -
                                                             ----------------------------------
Net assets at end of period                                  $         4,666    $           112
                                                             ==================================

                                                                     NASDAQ 100 INDEX
                                                                        SUBACCOUNT
                                                             --------------------------------
                                                                                 PERIOD FROM
                                                                                  OCTOBER 1,
                                                                                  2001 (DATE
                                                                                  OPERATIONS
                                                                                  COMMENCED)
                                                              YEAR ENDED           THROUGH
                                                              DECEMBER 31,       DECEMBER 31,
                                                                 2002               2001
                                                             --------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                              $           (57)   $           -
   Net realized gain (loss) on investments                              (566)               -
   Change in unrealized appreciation/depreciation of
     investments                                                        (868)             (13)
                                                             --------------------------------
Net increase (decrease) in net assets from operations                 (1,491)             (13)

Contract transactions:
   Transfers of net premiums                                          12,119               69
   Transfers of surrenders and death benefits                              -                -
   Transfers for cost of insurance and other charges                  (2,492)             (17)
   Transfers between subaccounts, including fixed interest
     subaccount                                                        4,900              478
                                                             --------------------------------
Net increase in net assets from contract transactions                 14,527              530
                                                             --------------------------------
Total increase in net assets                                          13,036              517

Net assets at beginning of period                                        517                -
                                                             --------------------------------
Net assets at end of period                                  $        13,553    $         517
                                                             ================================

                                                                        RUSSEL 2000
                                                                      SMALL CAP INDEX                     EQUITY INCOME
                                                                        SUBACCOUNT                          SUBACCOUNT
                                                             ----------------------------------    --------------------------------
                                                                                  PERIOD FROM
                                                                                   OCTOBER 1,
                                                                                  2001 (DATE
                                                                                  OPERATIONS
                                                                                  COMMENCED)
                                                               YEAR ENDED          THROUGH
                                                               DECEMBER 31,       DECEMBER 31,          YEAR ENDED DECEMBER 31
                                                                  2002               2001               2002              2001
                                                             ----------------------------------    --------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                              $           (17)   $             -    $           610    $         248
   Net realized gain (loss) on investments                               (90)                 -               (217)             711
   Change in unrealized appreciation/depreciation of
     investments                                                        (320)                20            (11,398)             501
                                                             ----------------------------------    --------------------------------
Net increase (decrease) in net assets from operations                   (427)                20            (11,005)           1,460

Contract transactions:
   Transfers of net premiums                                           3,324                 15             30,766           28,219
   Transfers of surrenders and death benefits                              -                  -               (399)               -
   Transfers for cost of insurance and other charges                  (1,005)               (11)           (11,419)          (5,795)
   Transfers between subaccounts, including fixed interest
     subaccount                                                        1,703                299              6,272           34,752
                                                             ----------------------------------    --------------------------------
Net increase in net assets from contract transactions                  4,022                303             25,220           57,176
                                                             ----------------------------------    --------------------------------
Total increase in net assets                                           3,595                323             14,215           58,636

Net assets at beginning of period                                        323                  -             66,078            7,442
                                                             ----------------------------------    --------------------------------
Net assets at end of period                                  $         3,918    $           323    $        80,293    $      66,078
                                                             ==================================    ================================

SEE ACCOMPANYING NOTES.

                                                                      MID-CAP GROWTH
                                                                        SUBACCOUNT
                                                               ----------------------------
                                                                  YEAR ENDED DECEMBER 31
                                                                  2002             2001
                                                               ----------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                $     (1,083)   $       (829)
   Net realized gain (loss) on investments                           (1,433)          1,423
   Change in unrealized appreciation/depreciation of
     investments                                                    (28,355)             41
                                                               ----------------------------
Net increase (decrease) in net assets from operations               (30,871)            635

Contract transactions:
   Transfers of net premiums                                         44,555          33,917
   Transfers of surrenders and death benefits                          (304)              -
   Transfers for cost of insurance and other charges                (16,249)        (14,626)
   Transfers between subaccounts, including fixed interest
     subaccount                                                       3,382          19,556
                                                               ----------------------------
Net increase in net assets from contract transactions                31,384          38,847
                                                               ----------------------------
Total increase in net assets                                            513          39,482

Net assets at beginning of period                                   118,227          78,745
                                                               ----------------------------
Net assets at end of period                                    $    118,740    $    118,227
                                                               ============================

                                                                   NEW AMERICA GROWTH             PERSONAL STRATEGY BALANCED
                                                                       SUBACCOUNT                         SUBACCOUNT
                                                               ----------------------------    --------------------------------
                                                                  YEAR ENDED DECEMBER 31           YEAR ENDED DECEMBER 31
                                                                   2002            2001             2002             2001
                                                               ----------------------------    --------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                $       (523)   $       (451)   $        1,704    $          920
   Net realized gain (loss) on investments                           (7,020)         (1,827)           (2,360)             (981)
   Change in unrealized appreciation/depreciation of
     investments                                                    (12,623)         (5,615)           (8,000)              877
                                                               ----------------------------    --------------------------------
Net increase (decrease) in net assets from operations               (20,166)         (7,893)           (8,656)              816

Contract transactions:
   Transfers of net premiums                                         34,159          20,577            45,131            51,919
   Transfers of surrenders and death benefits                          (163)              -              (506)             (105)
   Transfers for cost of insurance and other charges                 (9,130)         (7,770)          (21,245)          (11,397)
   Transfers between subaccounts, including fixed interest
     subaccount                                                        (175)          3,234            11,624            13,567
                                                               ----------------------------    --------------------------------
Net increase in net assets from contract transactions                24,691          16,041            35,004            53,984
                                                               ----------------------------    --------------------------------
Total increase in net assets                                          4,525           8,148            26,348            54,800

Net assets at beginning of period                                    52,065          43,917            81,023            26,223
                                                               ----------------------------    --------------------------------
Net assets at end of period                                    $     56,590    $     52,065    $      107,371    $       81,023
                                                               ============================    ================================

                                                                  INTERNATIONAL STOCK
                                                                       SUBACCOUNT
                                                               ----------------------------
                                                                  YEAR ENDED DECEMBER 31
                                                                   2002            2001
                                                               ----------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                $         56    $        182
   Net realized gain (loss) on investments                           (2,518)           (725)
   Change in unrealized appreciation/depreciation of
      investments                                                    (1,520)         (2,656)
                                                               ----------------------------
Net increase (decrease) in net assets from operations                (3,982)         (3,199)

Contract transactions:
   Transfers of net premiums                                          9,865           9,366
   Transfers of surrenders and death benefits                           (32)              -
   Transfers for cost of insurance and other charges                 (3,485)         (3,665)
   Transfers between subaccounts, including fixed interest
     subaccount                                                       1,467           3,231
                                                               ----------------------------
Net increase in net assets from contract transactions                 7,815           8,932
                                                               ----------------------------
Total increase in net assets                                          3,833           5,733

Net assets at beginning of period                                    17,165          11,432
                                                               ----------------------------
Net assets at end of period                                    $     20,998    $     17,165
                                                               ============================

SEE ACCOMPANYING NOTES.

                         EquiTrust Life Variable Account

                          Notes to Financial Statements

                                December 31, 2002

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

EquiTrust Life Variable Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by EquiTrust Life Insurance Company (the Company) and exists in accordance with the rules and regulations of the Insurance Division, Department of Commerce, of the State of Iowa. The Account is a funding vehicle for flexible premium variable universal life insurance contracts issued by the Company.

At the direction of eligible contract owners, the Account invests in thirty-six investment subaccounts which, in turn, own shares of the following open-end registered investment companies (the Funds):

  SUBACCOUNT                                   INVESTS EXCLUSIVELY IN SHARES OF
  --------------------------------------------------------------------------------------------------------
                                               American Century Variable Portfolios, Inc.:
  Ultra(1)                                       VP Ultra(R) Fund
  Vista(1)                                       VP Vista(SM) Fund
                                               Dreyfus Variable Investment Fund:
  Appreciation                                   Appreciation Portfolio
  Disciplined Stock                              Disciplined Stock Portfolio
  Dreyfus Growth & Income                        Growth and Income Portfolio
  International Equity                           International Equity Portfolio
  Dreyfus Small Cap                              Small Cap Portfolio
  Socially Responsible Growth(1)               The Dreyfus Socially Responsible Growth Fund, Inc.
                                               EquiTrust Variable Insurance Series Fund:
  Blue Chip                                      Blue Chip Portfolio
  High Grade Bond                                High Grade Bond Portfolio
  Strategic Yield(2)                             Strategic Yield Portfolio
  Managed(1)                                     Managed Portfolio
  Money Market                                   Money Market Portfolio
  Value Growth                                   Value Growth Portfolio
                                               Fidelity Variable Insurance Products Funds:
  Contrafund(1)                                  Contrafund(R) Portfolio
  Growth(1)                                      Growth Portfolio
  Fidelity Growth & Income(1)                    Growth & Income Portfolio
  High Income(1)                                 High Income Portfolio
  Index 500(1)                                   Index 500 Portfolio
  Mid-Cap(1)                                     Mid Cap Portfolio
  Overseas(1)                                    Overseas Portfolio

  SUBACCOUNT                                   INVESTS EXCLUSIVELY IN SHARES OF
  --------------------------------------------------------------------------------------------------------
                                               Franklin Templeton Variable Insurance Products Trust:
  Franklin Small Cap(1)                          Franklin Small Cap Fund
  Franklin Small Cap Value Securities(1),(3)     Franklin Small Cap Value Securities Fund
  Franklin U.S. Government(1)                    Franklin U.S. Government Fund
  Mutual Shares Securities(1)                    Mutual Shares Securities Fund
  Templeton Growth Securities(1)                 Templeton Growth Securities Fund
                                               J.P. Morgan Series Trust II:
  Mid-Cap Value(1)                               J.P. Morgan Mid Cap Value Portfolio
  Small Company(1)                               J.P. Morgan Small Company Portfolio
                                               Summit Mutual Funds, Inc. - Pinnacle Series:
  S&P MidCap 400 Index(1)                        S&P MidCap 400 Index Portfolio
  Nasdaq 100 Index(1)                            Nasdaq - 100 Index Portfolio
  Russell 2000 Small Cap Index(1)                Russell 2000 Small Cap Index Portfolio
                                               T. Rowe Price Equity Series Inc.:
  Equity Income                                  Equity Income Portfolio
  Mid-Cap Growth                                 Mid-Cap Growth Portfolio
  New America Growth                             New America Growth Portfolio
  Personal Strategy Balanced                     Personal Strategy Balanced Portfolio
                                               T. Rowe Price International Series, Inc.:
  International Stock                            International Stock Portfolio

  (1) Commenced operations on October 1, 2001.
  (2) Formerly High Yield Bond.
  (3) Formerly Franklin Small Cap Value Securities.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Account's assets applicable to the variable universal life insurance contracts is not chargeable with liabilities arising out of any other business the Company may conduct.

INVESTMENTS

Investments in shares of the Funds are stated at market value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

The preparation of the Account's financial statements and accompanying notes in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

2. EXPENSE CHARGES AND RELATED PARTY TRANSACTIONS

PAID TO THE COMPANY

The Account pays the Company certain amounts relating to the distribution and administration of the contracts funded by the Account and as reimbursement for certain mortality and other risks assumed by the Company. The following summarizes those amounts.

MORTALITY AND EXPENSE RISK CHARGES: The Company deducts a daily mortality and expense risk charge from the Account at an effective annual rate of .90% of the average daily net asset value of the Account. These charges are assessed in return for the Company's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with contracts issued.

PREMIUM EXPENSE CHARGE: Premiums paid by the contractholders are reduced by a 7% premium expense charge up to the target premium, as defined, and 2% for each premium over the target premium. The charge is used to compensate the Company for expenses incurred in connection with the distribution of the policies and for premium taxes imposed by various states and political subdivisions.

COST OF INSURANCE: The Company assumes the responsibility for providing insurance benefits included in the contract. The cost of insurance is determined each month based upon the applicable insurance rate and current net amount at risk. Also, the cost of insurance includes a flat monthly administration charge of $5.00 and a first year monthly charge based on age and amount of insurance inforce (plus $5.00 per month). The aggregate cost of insurance can vary from month to month since the determination of both the insurance rate and the current net amount at risk depends on a number of variables as described in the Account's prospectus.

OTHER CHARGES: A transfer charge of $25 will be imposed for the second and each subsequent transfer between subaccounts in any one contract year. A partial withdrawal fee equal to the lesser of $25 or 2.0% of the amount surrendered will be imposed in the event of a partial contract surrender. A surrender charge is applicable for all full contract surrenders or lapses in the first ten years of the policy or within ten years following an increase in minimum death benefit. This surrender charge varies by age, sex, policy year and other factors as described in the Account's prospectus.

PAID TO AFFILIATES

Management fees are paid indirectly to EquiTrust Investment Management Services, Inc., an affiliate of the Company, in its capacity as manager of the EquiTrust Variable Insurance Series Fund. The management agreement provides for an annual fee based on the portfolio's average daily net assets as follows: Blue Chip Portfolio - 0.20%, High Grade Bond Portfolio - 0.30%, Strategic Yield Portfolio
- 0.45%, Managed Portfolio - 0.45%, Money Market Portfolio - 0.25%, and Value Growth Portfolio - 0.45%.

3. FEDERAL INCOME TAXES

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount were as follows during the year ended December 31, 2002:

                                                       COST OF     PROCEEDS
  SUBACCOUNT                                          PURCHASES   FROM SALES
  --------------------------------------------------------------------------
  Ultra                                              $    7,754   $    1,358
  Vista                                                   5,360        1,617
  Appreciation                                           75,193       19,789
  Disciplined Stock                                      64,854       10,998
  Dreyfus Growth & Income                                24,713        5,211
  International Equity                                   15,434        3,483
  Dreyfus Small Cap                                      61,183        8,983
  Socially Responsible Growth                             2,422          469
  Blue Chip                                              78,886       17,433
  High Grade Bond                                        46,282        8,503
  Strategic Yield                                        31,021        4,543
  Managed                                                14,888        1,096
  Money Market                                           26,325        2,086
  Value Growth                                           43,049        3,939
  Contrafund                                              8,121        1,276
  Growth                                                 16,982        2,257
  Fidelity Growth & Income                               15,471        2,666
  High Income                                             6,806        1,028
  Index 500                                              19,968        2,509
  Mid-Cap                                                20,553        2,423
  Overseas                                                6,505          764
  Franklin Small Cap                                      8,421          787
  Franklin Small Cap Value Securities                     4,500          905
  Franklin U.S. Government                                7,647        1,446
  Mutual Shares Securities                                7,381          598
  Templeton Growth Securities                             5,145        1,082
  Mid-Cap Value                                           9,515        2,047
  Small Company                                           7,332          933
  S&P MidCap 400 Index                                    5,841          945
  Nasdaq 100 Index                                       15,877        1,406
  Russell 2000 Small Cap Index                            4,860          843
  Equity Income                                          32,035        6,133
  Mid-Cap Growth                                         42,449       12,148
  New America Growth                                     33,834        9,666
  Personal Strategy Balanced                             51,343       14,636
  International Stock                                    12,346        4,453

5. SUMMARY OF CHANGES FROM UNIT TRANSACTIONS

Transactions in units of each subaccount were as follows for the periods ended December 31, 2002 and 2001:

                                                             PERIOD ENDED DECEMBER 31
                                                    2002                                    2001
                                      ------------------------------------   ------------------------------------
                                                                   NET                                    NET
  SUBACCOUNT                           PURCHASED    REDEEMED     INCREASE     PURCHASED    REDEEMED     INCREASE
  ------------------------------------------------------------------------   ------------------------------------
  Ultra                                      890          143          747          981            1          980
  Vista                                      548          168          380           11            2            9
  Appreciation                             6,965        1,804        5,161        8,921        1,626        7,295
  Disciplined Stock                        7,797        1,209        6,588        7,846        1,007        6,839
  Dreyfus Growth & Income                  3,352          676        2,676        2,010          418        1,592
  International Equity                     2,581          587        1,994        2,619          575        2,044
  Dreyfus Small Cap                        5,184          703        4,481        3,831          611        3,220
  Socially Responsible Growth                285           58          227            -            -            -
  Blue Chip                                8,267        1,793        6,474        6,747        1,368        5,379
  High Grade Bond                          3,362          613        2,749        7,008          477        6,531
  Strategic Yield                          2,581          378        2,203          970          158          812
  Managed                                  1,498          105        1,393           10            1            9
  Money Market                             2,401          167        2,234        1,421          109        1,312
  Value Growth                             3,590          306        3,284        1,563          266        1,297
  Contrafund                                 839          126          713           56            4           52
  Growth                                   2,077          276        1,801           70            6           64
  Fidelity Growth & Income                 1,763          293        1,470        1,065            8        1,057
  High Income                                680          102          578            4            1            3
  Index 500                                2,276          279        1,997          109            6          103
  Mid-Cap                                  2,061          221        1,840        1,935            3        1,932
  Overseas                                   737           84          653           18            -           18
  Franklin Small Cap                       1,127           95        1,032           49            4           45
  Franklin Small Cap Value Securities        416           80          336           57            1           56
  Franklin U.S. Government                   719          138          581          163            7          156
  Mutual Shares Securities                   760           61          699            3            -            3
  Templeton Growth Securities                515          103          412          965            1          964
  Mid-Cap Value                              903          190          713           42            2           40
  Small Company                              823          102          721            4            -            4
  S&P MidCap 400 Index                       594           93          501           11            1           10
  Nasdaq 100 Index                         2,344          197        2,147           54            2           52

                                                               PERIOD ENDED DECEMBER 31
                                                     2002                                   2001
                                      ------------------------------------   ------------------------------------
                                                                   NET                                    NET
  SUBACCOUNT                           PURCHASED    REDEEMED     INCREASE     PURCHASED    REDEEMED     INCREASE
  ------------------------------------------------------------------------   ------------------------------------
  Russell 2000 Small Cap Index               517           87          430           31            1           30
  Equity Income                            2,842          500        2,342        5,334          285        5,049
  Mid-Cap Growth                           3,281          901        2,380        3,779          908        2,871
  New America Growth                       4,014        1,172        2,842        2,088          677        1,411
  Personal Strategy Balanced               4,361        1,261        3,100        5,548          819        4,729
  International Stock                      1,627          590        1,037        1,282          294          988

6. UNIT VALUES

The following summarizes units outstanding, unit values, and net assets at December 31, 2002 and 2001, and investment income ratios, ratios of expenses to average net assets, and total return ratios for the periods then ended:

                                                AS OF DECEMBER 31                          RATIO OF
                                       -----------------------------------   INVESTMENT  EXPENSES TO
                                                      UNIT                     INCOME    AVERAGE NET     TOTAL
  SUBACCOUNT                             UNITS        VALUE     NET ASSETS    RATIO(1)    ASSETS(2)     RETURN(3)
  ---------------------------------------------------------------------------------------------------------------
  Ultra:
    2002                                   1,727   $     7.89   $   13,626         0.25%        0.90%      (23.40)%
    2001(4)                                  980        10.30       10,090            -         0.90         3.00
  Vista:
    2002                                     389         8.29        3,225            -         0.90       (20.44)
    2001(4)                                    9        10.42           94            -         0.90         4.20
  Appreciation:
    2002                                  21,307         9.21      196,222         1.22         0.90       (17.47)
    2001                                  16,146        11.16      180,154         1.13         0.90       (10.07)
  Disciplined Stock:
    2002                                  16,270         7.18      116,893         0.88         0.90       (23.37)
    2001                                   9,682         9.37       90,703         0.67         0.90       (14.04)
  Dreyfus Growth & Income:
    2002                                   4,814         6.63       31,895         0.70         0.90       (25.92)
    2001                                   2,138         8.95       19,146         0.60         0.90        (6.77)

                                                AS OF DECEMBER 31                          RATIO OF
                                       -----------------------------------   INVESTMENT  EXPENSES TO
                                                      UNIT                     INCOME    AVERAGE NET    TOTAL
  SUBACCOUNT                             UNITS        VALUE     NET ASSETS    RATIO(1)    ASSETS(2)    RETURN(3)
  ---------------------------------------------------------------------------------------------------------------
  International Equity:
    2002                                   4,680   $     4.99   $   23,359         3.48%        0.90%      (16.69)%
    2001                                   2,686         5.99       16,092         1.39         0.90       (29.86)
  Dreyfus Small Cap:
    2002                                   9,867        10.28      101,450         0.05         0.90       (19.88)
    2001                                   5,386        12.83       69,086         0.53         0.90        (6.96)
  Socially Responsible Growth:
    2002                                     277         6.96        1,580            -         0.90       (29.77)
    2001(4)                                    -         9.91            4            -         0.90        (0.90)
  Blue Chip:
    2002                                  20,333         8.01      162,819         1.26         0.90       (19.74)
    2001                                  13,859         9.98      138,380         1.15         0.90       (12.15)
  High Grade Bond:
    2002                                   9,417        12.71      119,719         4.90         0.90         7.35
    2001                                   6,668        11.84       78,933         5.71         0.90         8.13
  Strategic Yield:
    2002                                   3,435        11.55       39,662         7.10         0.90         4.52
    2001                                   1,232        11.05       13,607         7.84         0.90         8.33
  Managed:
    2002                                   1,402         9.96       13,956         0.09         0.90        (2.54)
    2001(4)                                    9        10.22           92            -         0.90         2.20
  Money Market:
    2002                                   3,821        10.83       41,370         1.13         0.90         0.28
    2001                                   1,587        10.80       17,131         2.77         0.90         2.66
  Value Growth:
    2002                                   4,896        11.00       53,854         0.80         0.90       (11.22)
    2001                                   1,612        12.39       19,971         0.72         0.90         5.99
  Contrafund:
    2002                                     765         9.29        7,107         0.17         0.90       (10.07)
    2001(4)                                   52        10.33          536            -         0.90         3.30
  Growth:
    2002                                   1,865         7.18       13,381         0.03         0.90       (30.69)
    2001(4)                                   64        10.36          668            -         0.90         3.60
  Fidelity Growth & Income:
    2002                                   2,527         8.25       20,845         0.96         0.90       (17.33)
    2001(4)                                1,057         9.98       10,554            -         0.90        (0.20)
  High Income:
    2002                                     581        10.39        6,038         3.47         0.90         2.47
    2001(4)                                    3        10.14           28            -         0.90         1.40
  Index 500:
    2002                                   2,100         7.77       16,311         0.53         0.90       (22.92)
    2001(4)                                  103        10.08        1,035            -         0.90         0.80

                                                AS OF DECEMBER 31                          RATIO OF
                                       -----------------------------------   INVESTMENT  EXPENSES TO
                                                      UNIT                     INCOME    AVERAGE NET     TOTAL
  SUBACCOUNT                             UNITS        VALUE     NET ASSETS    RATIO(1)    ASSETS(2)    RETURN(3)
  ---------------------------------------------------------------------------------------------------------------
  Mid-Cap:
    2002                                   3,772   $     9.44   $   35,625         0.63%        0.90%      (10.76)%
    2001(4)                                1,932        10.59       20,468            -         0.90         5.90
  Overseas:
    2002                                     671         7.90        5,302         0.08         0.90       (21.00)
    2001(4)                                   18        10.00          179            -         0.90        (0.04)
  Franklin Small Cap:
    2002                                   1,077         7.34        7,907         0.09         0.90       (29.29)
    2001(4)                                   45        10.38          470            -         0.90         3.80
  Franklin Small Cap Value Securities:
    2002                                     392         9.63        3,776         0.41         0.90       (10.00)
    2001(4)                                   56        10.70          597            -         0.90         7.00
  Franklin U.S. Government:
    2002                                     737        10.71        7,899         4.10         0.90         8.73
    2001(4)                                  156         9.85        1,540            -         0.90        (1.50)
  Mutual Shares Securities:
    2002                                     702         8.95        6,289         0.59         0.90       (12.51)
    2001(4)                                    3        10.23           29            -         0.90         2.30
  Templeton Growth Securities:
    2002                                   1,376         8.36       11,501         2.16         0.90       (19.23)
    2001(4)                                  964        10.35        9,981            -         0.90         3.50
  Mid-Cap Value:
    2002                                     753        10.45        7,865         0.03         0.90         0.19
    2001(4)                                   40        10.43          417            -         0.90         4.30
  Small Company:
    2002                                     726         8.39        6,084         0.04         0.90       (22.31)
    2001(4)                                    4        10.80           49            -         0.90         8.00
  S&P MidCap 400 Index:
    2002                                     511         9.13        4,666         0.30         0.90       (15.85)
    2001(4)                                   10        10.85          112            -         0.90         8.50
  Nasdaq 100 Index:
    2002                                   2,199         6.16       13,553            -         0.90       (38.09)
    2001(4)                                   52         9.95          517            -         0.90        (0.50)
  Russell 2000 Small Cap Index:
    2002                                     460         8.51        3,918         0.10         0.90       (21.78)
    2001(4)                                   30        10.88          323            -         0.90         8.80
  Equity Income:
    2002                                   8,036         9.99       80,293         1.73         0.90       (13.95)
    2001                                   5,694        11.61       66,078         1.87         0.90         0.61

                                                AS OF DECEMBER 31                          RATIO OF
                                       -----------------------------------   INVESTMENT  EXPENSES TO
                                                      UNIT                     INCOME    AVERAGE NET     TOTAL
  SUBACCOUNT                             UNITS        VALUE     NET ASSETS    RATIO (1)   ASSETS (2)   RETURN (3)
  ---------------------------------------------------------------------------------------------------------------
  Mid-Cap Growth:
    2002                                  10,678   $    11.12   $  118,740            -%        0.90%      (21.96)%
    2001                                   8,298        14.25      118,227            -         0.90        (1.79)
  New America Growth:
    2002                                   8,206         6.90       56,590            -         0.90       (28.94)
    2001                                   5,364         9.71       52,065            -         0.90       (12.60)
  Personal Strategy Balanced:
    2002                                   9,984        10.75      107,371         2.68         0.90        (8.67)
    2001                                   6,884        11.77       81,023         2.98         0.90        (3.29)
  International Stock:
    2002                                   3,067         6.85       20,998         1.20         0.90       (19.03)
    2001                                   2,030         8.46       17,165         2.28         0.90       (22.88)

  (1) These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. For subaccounts which commenced during the period indicated, average net assets have been calculated from the date operations commenced through the end of the reporting period. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

  (2) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

  (3) These ratios represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For subaccounts which commenced during the period indicated, total return has been calculated from the date operations commenced through the end of the reporting period and has not been annualized.

  (4) Subaccount commenced operations on October 1, 2001.

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Stockholder
EquiTrust Life Insurance Company

We have audited the accompanying balance sheets of EquiTrust Life Insurance Company as of December 31, 2002 and 2001, and the related statements of income, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of EquiTrust Life Insurance Company at December 31, 2002 and 2001, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States.

As discussed in Note 1 to the financial statements, in 2002 the Company changed its method of accounting for goodwill and in 2001 the Company changed its method of accounting for derivative instruments.

                                                 /s/ Ernst & Young LLP


Des Moines, Iowa
February 5, 2003

                        EQUITRUST LIFE INSURANCE COMPANY
                                 BALANCE SHEETS
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                    DECEMBER 31,
                                                                             --------------------------
                                                                                 2002           2001
                                                                             ------------   -----------
ASSETS
Investments:
  Fixed maturities - available for sale, at market (amortized cost: 2002 -
    $1,377,395; 2001 - $631,199)                                             $  1,440,847   $   637,708
  Equity securities - available for sale, at market (cost: 2002 - $386)               386           -
  Mortgage loans on real estate                                                    88,381        29,383
  Policy loans                                                                     23,364        23,542
  Short-term investments                                                            6,198         3,557
                                                                             ------------   -----------
Total investments                                                               1,559,176       694,190

Cash and cash equivalents                                                          29,895       170,035
Accrued investment income                                                          11,075         6,857
Reinsurance recoverable                                                            30,124        34,649
Deferred policy acquisition costs                                                 178,933        93,903
Goodwill                                                                            1,231         1,231
Other assets                                                                        6,014         1,204
Assets held in separate accounts                                                   44,366        43,892


                                                                             ------------   -----------
        Total assets                                                         $  1,860,814   $ 1,045,961
                                                                             ============   ===========

                                                                                    DECEMBER 31,
                                                                             --------------------------
                                                                                 2002          2001
                                                                             ------------   -----------
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Policy liabilities and accruals:
    Future policy benefits:
       Interest sensitive and equity-indexed products                        $  1,572,178   $   714,837
       Traditional life insurance                                                  55,492        55,258
       Unearned revenue reserve                                                     1,595         1,244
    Other policy claims and benefits                                                6,498         6,485
                                                                             ------------   -----------
                                                                                1,635,763       777,824

  Other policyholders' funds:
    Supplementary contracts without life contingencies                              1,751         1,827
    Advance premiums and other deposits                                             9,646         9,593
    Accrued dividends                                                                 643           641
                                                                             ------------   -----------
                                                                                   12,040        12,061

  Amounts payable to affiliates                                                       857           681
  Current income taxes                                                              6,862         1,267
  Deferred income taxes                                                             8,605         2,328
  Other liabilities                                                                27,056       133,567
  Liabilities related to separate accounts                                         44,366        43,892
                                                                             ------------   -----------
       Total liabilities                                                        1,735,549       971,620

Stockholder's equity:
  Common stock, par value $1,500 per share - authorized 2,500 shares, issued
    and outstanding 2,000 shares                                                    3,000         3,000
  Additional paid-in capital                                                       88,817        63,817
  Accumulated other comprehensive income                                           20,832         2,735
  Retained earnings                                                                12,616         4,789
                                                                             ------------   -----------
    Total stockholder's equity                                                    125,265        74,341
                                                                             ------------   -----------
       Total liabilities and stockholder's equity                            $  1,860,814   $ 1,045,961
                                                                             ============   ===========

                             See accompanying notes.

                        EQUITRUST LIFE INSURANCE COMPANY
                              STATEMENTS OF INCOME
                             (DOLLARS IN THOUSANDS)

                                                                       YEAR ENDED DECEMBER 31,
                                                                   --------------------------------
                                                                     2002        2001        2000
                                                                   --------    --------    --------
Revenues:
  Interest sensitive product charges                               $ 13,490    $  8,237    $    677
  Traditional life insurance premiums                                 4,996       3,688           -
  Net investment income                                              78,427      20,566       3,269
  Derivative income (loss)                                           (9,819)      1,132           -
  Realized losses on investments                                     (3,631)       (610)       (139)
  Other income                                                          284          57         148
                                                                   --------    --------    --------
    Total revenues                                                   83,747      33,070       3,955
Benefits and expenses:
  Interest sensitive product benefits                                51,520      18,189       1,008
  Traditional life insurance benefits                                 4,306       3,145           -
  Increase (decrease) in traditional life future policy benefits         22         (41)          -
  Distributions to participating policyholders                        1,229         837           -
  Underwriting, acquisition and insurance expenses                   14,785       5,694       2,603
                                                                   --------    --------    --------
    Total benefits and expenses                                      71,862      27,824       3,611
                                                                   --------    --------    --------
                                                                     11,885       5,246         344
Income tax expense (benefit)                                          4,058       1,989         (74)
                                                                   --------    --------    --------
Income before cumulative effect of change in accounting               7,827       3,257         418
  principle
Cumulative effect of change in accounting for derivative
  instruments                                                             -          31           -
                                                                   --------    --------    --------
Net income                                                         $  7,827    $  3,288    $    418
                                                                   ========    ========    ========

                             See accompanying notes.

                        EQUITRUST LIFE INSURANCE COMPANY
                  STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
                             (DOLLARS IN THOUSANDS)

                                                                         ACCUMULATED
                                                           ADDITIONAL       OTHER                       TOTAL
                                                 COMMON      PAID-IN    COMPREHENSIVE    RETAINED   STOCKHOLDER'S
                                                  STOCK      CAPITAL    INCOME (LOSS)    EARNINGS       EQUITY
                                                --------   ----------   -------------    --------   -------------
Balance at January 1, 2000                      $  3,000   $   28,998   $      (1,523)   $  1,083   $      31,558
  Comprehensive income:
    Net income for 2000                                -            -               -         418             418
    Change in net unrealized investment
       gains/losses                                    -            -           1,344           -           1,344
                                                                                                    -------------
  Total comprehensive income                                                                                1,762
                                                --------   ----------   -------------    --------   -------------
Balance at December 31, 2000                       3,000       28,998            (179)      1,501          33,320
  Comprehensive income (loss):
    Net income for 2001                                -            -               -       3,288           3,288
    Cumulative effect of change in accounting
       for derivative instruments                      -            -             (31)          -             (31)
    Change in net unrealized investment
       gains/losses                                    -            -           2,945           -           2,945
                                                                                                    -------------
  Total comprehensive income                                                                                6,202
  Capital contributions from parent                    -       34,819               -           -          34,819
                                                --------   ----------   -------------    --------   -------------
Balance at December 31, 2001                       3,000       63,817           2,735       4,789          74,341
  Comprehensive income:
     Net income for 2002                               -            -               -       7,827           7,827
     Change in net unrealized investment
       gains/losses                                    -            -          18,097           -          18,097
                                                                                                    -------------
  Total comprehensive income                                                                               25,924
  Capital contributions from parent                    -       25,000               -           -          25,000
                                                --------   ----------   -------------    --------   -------------
Balance at December 31, 2002                    $  3,000   $   88,817   $      20,832    $ 12,616   $     125,265
                                                ========   ==========   =============    ========   =============

                             See accompanying notes.

                        EQUITRUST LIFE INSURANCE COMPANY
                            STATEMENTS OF CASH FLOWS
                             (DOLLARS IN THOUSANDS)

                                                                              YEAR ENDED DECEMBER 31,
                                                                   ----------------------------------------
                                                                       2002           2001          2000
                                                                   ------------    ----------    ----------
OPERATING ACTIVITIES
Net income                                                         $      7,827    $    3,288    $      418
Adjustments to reconcile net income to net cash provided by
   operating activities:
   Adjustments related to interest sensitive products:
      Interest credited to account balances, excluding bonus
         interest                                                        45,143        13,703           927
      Charges for mortality and administration                          (13,247)       (8,178)         (763)
      Deferral of unearned revenues                                         367           256            68
      Amortization of unearned revenue reserve                              (16)            2            (1)
   Provision for amortization                                            (9,469)          154            90
   Realized losses on investments                                         3,631           610           139
   Increase (decrease) in traditional life benefit accruals .                22           (41)            -
   Policy acquisition costs deferred                                   (102,760)      (36,714)       (2,630)
   Amortization of deferred policy acquisition costs                      7,708           399            74
   Provision for deferred income taxes                                   (3,468)          554           408
   Other                                                                 20,851       (12,707)         (740)
                                                                   ------------    ----------    ----------
Net cash used in operating activities                                   (43,411)      (38,674)       (2,010)

INVESTING ACTIVITIES
Sale, maturity or repayment of investments:
   Fixed maturities - available for sale                                109,265        37,489         4,821
   Mortgage loans on real estate                                          4,824         1,487             -
   Policy loans                                                           3,617         2,771           122
   Short-term investments - net                                               -         1,358         2,333
                                                                   ------------    ----------    ----------
                                                                        117,706        43,105         7,276
Acquisition of investments:
   Fixed maturities - available for sale                               (976,015)     (241,437)       (2,373)
   Equity securities - available for sale                                  (386)            -             -
   Mortgage loans on real estate                                        (63,660)       (1,600)            -
   Policy loans                                                          (3,439)       (2,383)         (198)
   Short-term investments - net                                          (2,641)            -             -
                                                                   ------------    ----------    ----------
                                                                     (1,046,141)     (245,420)       (2,571)
Net cash received in coinsurance transaction                                  -           340             -
                                                                   ------------    ----------    ----------
Net cash provided by (used in) investing activities                    (928,435)     (201,975)        4,705

                                                                              YEAR ENDED DECEMBER 31,
                                                                   ----------------------------------------
                                                                       2002           2001          2000
                                                                   ------------    ----------    ----------
FINANCING ACTIVITIES
Receipts from interest sensitive, equity-indexed and variable
   products credited to policyholder account balances              $    871,891    $  424,323    $   20,991
 Return of policyholder account balances on interest sensitive,
   equity-indexed and variable products                                 (65,185)      (34,429)      (24,145)
Capital contributions from parent                                        25,000        20,000             -
                                                                   ------------    ----------    ----------
Net cash provided by (used in) financing activities                     831,706       409,894        (3,154)
                                                                   ------------    ----------    ----------
Increase (decrease) in cash and cash equivalents                       (140,140)      169,245          (459)
Cash and cash equivalents at beginning of year                          170,035           790         1,249
                                                                   ------------    ----------    ----------
Cash and cash equivalents at end of year                           $     29,895    $  170,035    $      790
                                                                   ============    ==========    ==========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid (received) for income taxes during the year              $      1,931    $     (326)   $      280

Non-cash operating activity - deferral of bonus interest
   credited to account balances                                          19,079         5,241             -

                             See accompanying notes.

                        EQUITRUST LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS

1.   SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS

EquiTrust Life Insurance Company (we or the Company), a wholly-owned subsidiary of Farm Bureau Life Insurance Company (Farm Bureau Life) which, in-turn, is wholly-owned by FBL Financial Group, Inc., operates in the life insurance industry. We market our products, which consist primarily of variable universal life insurance policies and variable annuity contracts, to individuals primarily through alliances with other Farm Bureau organizations, other insurers and a regional broker-dealer. We are licensed to do business in 44 states and the District of Columbia. We assume through coinsurance agreements a percentage of certain business written by American Equity Investment Life Insurance Company (American Equity) and National Travelers Life Company (NTL).

ACCOUNTING CHANGES

As discussed in the "Goodwill" section that follows, effective January 1, 2002 we changed our method of accounting for goodwill.

In November 2002, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others." Interpretation No. 45 requires that a guarantor recognize, at the inception of a guarantee, a liability for the fair value of the obligation undertaken in issuing the guarantee. The recognition provisions of this Interpretation are applicable to guarantees issued or modified after December 31, 2002. We do not anticipate that we will enter into any guarantees that would require recognition as a liability, and accordingly, do not expect the impact of this Interpretation to be material to our financial statements.

Effective January 1, 2001, we adopted Statement of Financial Accounting Standards (Statement) No. 133, "Accounting for Derivative Instruments and Hedging Activities" and Statement No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities." Statement No. 133 requires companies to record derivatives on the balance sheet as assets or liabilities, measured at fair value. Accounting for gains or losses resulting from changes in the values of those derivatives is dependent on the use of the derivative and whether it qualifies for hedge accounting. Without hedge accounting, these gains or losses are recorded as a component of net income. Statement No. 133 also allowed companies to transfer securities classified as held for investment to either available-for-sale or trading categories in connection with the adoption of the new standard. Statement No. 138 amends Statement No. 133 to clarify the appropriate accounting for certain hedging transactions.

We have the following three different forms of derivatives on our balance sheets which are subject to Statement No. 133:
- the feature of a convertible fixed maturity security that allows the conversion of a fixed maturity security into an equity security is considered an embedded derivative,
- the rights of an equity-indexed annuity contract holder to participate in the index returns available under the contract are considered embedded derivatives, and
- our reinsurance recoverable as it relates to call options purchased to fund returns to equity-indexed annuity contract holders is considered an embedded derivative.

These derivatives are described more fully in this note under the captions "Investments - Fixed Maturities and Equity Securities," "Reinsurance Recoverable" and "Future Policy Benefits."

The cumulative effect of adopting these Statements on net income was $31,000 in 2001. This amount represents the difference in accumulated net unrealized capital gains (losses) on the date of adoption, net of tax, resulting from the change in accounting for the conversion features embedded in our convertible fixed maturity securities. Income before cumulative effect of change in accounting for derivative instruments for 2001 was approximately $33,000 less than what would have been recorded without the accounting change due to a decrease in the fair value of these conversion features during the period. The impact of the accounting change on 2001 income relating to the equity-indexed annuity derivatives was not quantified, but is not believed to be material to our financial position or results of operations.

In addition to the embedded derivatives noted above, we have modified coinsurance arrangements on certain variable annuity and variable life insurance business under which the ceding company withholds funds. The funds withheld pertain to the portion of the contract holder's funds allocated to the variable contract's declared interest option. The investment return earned by the assuming company is based on a referenced pool of fixed maturity securities held by the ceding company. Currently, there are varying interpretations as to whether or not these funds withheld arrangements give rise to an embedded derivative to be accounted for separate from the debt host. For accounting purposes, we do not treat these funds withheld arrangements as containing an embedded derivative. It is anticipated that the FASB will provide guidance on this issue during 2003. If it is determined that our modified coinsurance agreements contain embedded derivatives, we will be required to estimate the fair value of the embedded derivatives at each balance sheet date and changes in the fair values of the derivatives will be recorded as income or expense. At December 31, 2002, funds withheld on variable business assumed by us totaled $4,391,000 and funds withheld on variable business ceded by us totaled $3,148,000. We have not quantified the impact on our financial statements if we accounted for our modified coinsurance contracts as having an embedded derivative. However, the impact is not expected to be material due to the relatively small balances of funds withheld.

INVESTMENTS

FIXED MATURITIES AND EQUITY SECURITIES

All of our fixed maturity securities, comprised of bonds, are designated as "available for sale" and are reported at market value. Unrealized gains and losses on these securities, with the exception of unrealized gains and losses relating to the conversion feature embedded in convertible fixed maturity securities, are included directly in stockholder's equity as a component of accumulated other comprehensive income or loss. Unrealized gains and losses relating to the conversion feature embedded in convertible fixed maturity securities are recorded as a component of derivative income (loss) in the statements of income. The unrealized gains and losses are reduced by a provision for deferred income taxes and adjustments to deferred policy acquisition costs that would have been required as a charge or credit to income had such amounts been realized. Premiums and discounts are amortized/accrued using methods which result in a constant yield over the securities' expected lives. Amortization/accrual of premiums and discounts on mortgage and asset-backed securities incorporates prepayment assumptions to estimate the securities' expected lives.

Equity securities, comprised of common stocks, are designated as "available for sale" and reported at market value. The change in unrealized appreciation and depreciation of equity securities is included directly in stockholder's equity, net of any related deferred income taxes, as a component of accumulated other comprehensive income or loss.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are reported at cost adjusted for amortization of premiums and accrual of discounts. If we determine that the value of any mortgage loan is impaired (i.e., when it is probable we will be unable to collect all amounts due according to the contractual terms of the loan agreement), the carrying value of the mortgage loan is reduced to its fair value, which may be based upon the present value of expected future cash flows from the loan (discounted at the loan's effective interest rate), or the fair value of the underlying collateral. The carrying value of impaired loans is reduced by the establishment of a valuation allowance, changes to which are recognized as realized gains or losses on investments. Interest income on impaired loans is recorded on a cash basis.

Our mortgage loan portfolio consists principally of commercial mortgage loans. Our lending policies require that the loans be collateralized by the value of the related property, establish limits on the amount that can be loaned to one borrower and require diversification by geographic location and collateral type.

OTHER INVESTMENTS

Policy loans are reported at unpaid principal balance. Short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts.

REALIZED GAINS AND LOSSES ON INVESTMENTS

The carrying values of all our investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in market value that is other than temporary, the carrying value in the investment is reduced to its estimated realizable value, or fair value, and a specific writedown is taken. Such reductions in carrying value are recognized as realized losses on investments. Realized gains and losses on sales are determined on the basis of specific identification of investments. If we expect that an issuer of a security will modify its payment pattern from contractual terms but no writedown is required, future investment income is recognized at the rate implicit in the calculation of net realizable value under the expected payment pattern.

MARKET VALUES

Market values of fixed maturity securities are reported based on quoted market prices, where available. Market values of fixed maturity securities not actively traded in a liquid market are estimated using a matrix calculation assuming a spread (based on interest rates and a risk assessment of the bonds) over U. S. Treasury bonds. Market values of the conversion features embedded in convertible fixed maturity securities are estimated using an option-pricing model. Market values of equity securities are based on the latest quoted market prices, or for those not readily marketable, generally at values which are representative of the market values of comparable issues.

CASH AND CASH EQUIVALENTS

For purposes of our statements of cash flows, we consider all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

REINSURANCE RECOVERABLE

We use reinsurance to manage certain risks associated with our insurance operations. These reinsurance arrangements provide for greater diversification of business, allow management to control exposure to potential risks arising from large claims and provide additional capacity for growth. For business ceded to other companies, reinsurance recoverable generally consists of the reinsurers' share of policyholder liabilities, claims and expenses, net of amounts due the reinsurers for premiums. For business assumed from other companies, reinsurance recoverable generally consists of premium receivable, net of our share of benefits and expenses we owe to the ceding company.

During 2002 and 2001, we assumed under a coinsurance agreement, certain equity-indexed annuity contracts issued by American Equity. The call options used to fund the index credits on the equity-indexed annuities are purchased by and maintained on the books of American Equity. We record our proportionate share of the option value supporting the business we reinsure as reinsurance recoverable on the balance sheets. This component of the reinsurance contract is an embedded derivative and we record our share of the call options at market value. Our share of the call options totaled $17,176,000 at December 31, 2002 and $9,007,000 at December 31, 2001. Changes in market value of the call options, as well as option proceeds, are included as a component of derivative income (loss) on our statements of income. See Note 4, "Reinsurance," for additional information regarding this reinsurance agreement.

DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs includes certain costs of acquiring new insurance business, principally commissions, first-year bonus interest and other expenses related to the production of new business, to the extent recoverable from future policy revenues and gross profits. For participating traditional life insurance and interest sensitive products (principally universal life insurance policies and annuity contracts), these costs are being amortized generally in proportion to expected gross profits (after dividends to policyholders, if applicable) from surrender charges and investment, mortality, and expense margins. That amortization is adjusted retrospectively when estimates of current or future gross profits/margins (including the impact of investment gains and losses) to be realized from a group of products are revised.

GOODWILL

Goodwill represents the excess of the fair value of assets exchanged over the net assets acquired. Effective January 1, 2002, we adopted Statement No. 141, "Business Combinations," and Statement No. 142, "Goodwill and Other Intangible Assets." Under these Statements, goodwill is not amortized but is subject to annual impairment tests in accordance with the Statements. In addition, Statement No. 142 requires the identification and amortization of certain intangible assets that had previously been included as a component of goodwill. We have performed impairment testing and determined none of our goodwill was impaired as of December 31, 2002. In addition, we have no intangible assets included as a component of goodwill that require separate accounting.

Through December 31, 2001, goodwill was being amortized on a straight-line basis generally over a period of 20 years. The carrying value of goodwill was regularly reviewed for indicators of impairment in value, which in the view of management were other than temporary. If facts and circumstances suggested that goodwill was impaired, we assessed the fair value of the underlying business and would have reduced goodwill to an amount that resulted in the book value of the underlying business approximating fair value. We did not record any impairments in 2001 or 2000.

Goodwill totaled $1,231,000 at December 31, 2002 and 2001. On a pro forma basis without goodwill amortization, net income for 2001 would have been $3,365,000 and for 2000 would have been $495,000.

FUTURE POLICY BENEFITS

Future policy benefit reserves for interest sensitive products are computed under a retrospective deposit method and represent policy account balances before applicable surrender charges. Future policy benefit reserves for equity-indexed products are equal to the sum of the fair value of the embedded index options, accumulated index credits and the host contract reserve computed using a method similar to that used for interest sensitive product benefits. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances.

For our direct business, interest crediting rates for interest sensitive products ranged from 4.00% to 5.75% in 2002, from 5.25% to 5.75% in 2001 and from 5.00% to 5.75% in 2000. For interest sensitive products assumed from American Equity and NTL, interest crediting rates ranged from 3.50% to 12.00% in 2002 and from 4.80% to 12.00% in 2001. A portion of the interest assumed from American Equity ($19,079,000 in 2002 and $5,241,000 in 2001) represents an additional interest credit on first-year premiums, payable until the first contract anniversary date (first-year bonus interest). These amounts have been deferred as policy acquisition costs.

The liability for future policy benefits for direct participating traditional life insurance is based on net level premium reserves, including assumptions as to interest, mortality and other factors underlying the guaranteed policy cash values. Reserve interest assumptions are level and range from 2.50% to 5.50%. The average rate of assumed investment yields used in estimating gross margins was 7.00% in 2002 and 2001. Accrued dividends for participating business assumed from NTL are established for anticipated amounts earned to date that have not been paid. The declaration of future dividends for participating business is at the discretion of NTL's Board of Directors. Participating business accounted for less than 1.0% of direct receipts from policyholders during 2002 and 2001 and represented less than 1.0% of life insurance in force at December 31, 2002 and 2001.

The unearned revenue reserve reflects the unamortized balance of the excess of first year administration charges over renewal period administration charges (policy initiation fees) on interest sensitive products. These excess charges have been deferred and are being recognized in income over the period benefited using the same assumptions and factors used to amortize deferred policy acquisition costs.

GUARANTY FUND ASSESSMENTS

From time to time, assessments are levied on us by guaranty associations in most states in which we are licensed. These assessments, which are accrued for, are to cover losses of policyholders of insolvent or rehabilitated companies. In some states, these assessments can be partially recovered through a reduction in future premium taxes.

We had undiscounted reserves of $25,000 at December 31, 2002 and December 31, 2001 to cover estimated future assessments on known insolvencies. We had assets of $25,000 at December 31, 2002 and $36,000 at December 31, 2001 representing estimated premium tax offsets on paid and future assessments. Expenses (credits) incurred for guaranty fund assessments, net of related premium tax offsets, totaled ($2,000) in 2002, $4,000 in 2001 and ($4,000) in 2000. It is anticipated that estimated future guaranty fund assessments on known insolvencies will be paid during 2003 and substantially all the related future premium tax offsets will be realized during the six year period ending December 31, 2008. We believe the reserve for guaranty fund assessments is sufficient to provide for future assessments based upon known insolvencies and projected premium levels.

DEFERRED INCOME TAXES

Deferred income tax assets or liabilities are computed based on the difference between the financial statement and income tax bases of assets and liabilities using the enacted marginal tax rate. Deferred income tax expenses or credits are based on the changes in the asset or liability from period to period.

SEPARATE ACCOUNTS

The separate account assets and liabilities reported in our accompanying balance sheets represent funds that are separately administered for the benefit of certain policyholders that bear the underlying investment risk. The separate account assets and liabilities are carried at fair value. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying statements of income.

GUARANTY

Farm Bureau Life has guaranteed that it will maintain a minimum statutory capitalization level for us, sufficient to maintain a favorable statutory risk based capital ratio. Any increase in capital to maintain the ratio would result in an increase in our parent's investment in us.

RECOGNITION OF PREMIUM REVENUES AND COSTS

Revenues for interest sensitive, equity-indexed and variable products consist of policy charges for the cost of insurance, administration charges, amortization of policy initiation fees and surrender charges assessed against policyholder account balances. Expenses related to these products include interest or index amounts credited to policyholder account balances, changes in the reserves for the embedded derivatives in the equity-indexed annuities, benefit claims incurred in excess of policyholder account balances and amortization of deferred policy acquisition costs.

Traditional life insurance premiums are recognized as revenues over the premium-paying period. Future policy benefits and policy acquisition costs are recognized as expenses over the life of the policy by means of the provision for future policy benefits and amortization of deferred policy acquisition costs.

All insurance-related revenues, benefits and expenses are reported net of reinsurance ceded. The cost of reinsurance ceded is generally amortized over the contract periods of the reinsurance agreements. Policies and contracts assumed are accounted for in a manner similar to that followed for direct business.

COMPREHENSIVE INCOME

Unrealized gains and losses on our available-for-sale securities are included in accumulated other comprehensive income in stockholder's equity. Also included in comprehensive income for 2001 is ($31,000) resulting from the change in accounting for the conversion features embedded in our convertible fixed maturity securities on the date of adoption of Statement No. 133. Other comprehensive income excludes net investment losses included in net income which merely represent transfers from unrealized to realized gains and losses. These amounts totaled $2,105,000 in 2002, $141,000 in 2001 and $90,000 in 2000. These
amounts, which have been measured through the date of sale, are net of income taxes and adjustments to deferred policy acquisition costs and unearned revenue reserve totaling $1,555,000 in 2002, $471,000 in 2001 and $49,000 in 2000.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses and the disclosure of contingent assets and liabilities. For example, significant estimates and assumptions are utilized in the valuation of investments, determination of other-than-temporary impairments of investments, amortization of deferred policy acquisition costs, calculation of policyholder liabilities and accruals and determination of pension expense. It is reasonably possible that actual experience could differ from the estimates and assumptions utilized which could have a material impact on the financial statements.

2.   INVESTMENT OPERATIONS

FIXED MATURITIES AND EQUITY SECURITIES

The following tables contain amortized cost and estimated market value information on fixed maturities and equity securities:

                                                                GROSS        GROSS
                                                             UNREALIZED   UNREALIZED      ESTIMATED
                                            AMORTIZED COST      GAINS       LOSSES      MARKET VALUE
                                            --------------   ----------   ----------    ------------
                                                              (DOLLARS IN THOUSANDS)
DECEMBER 31, 2002
Bonds:
  United States Government and agencies .   $      159,482   $      611   $   (3,077)   $    157,016
  State, municipal and other governments            12,781        1,481         (333)         13,929
  Public utilities                                  20,429        2,046         (280)         22,195
  Corporate securities                             264,167       20,733       (3,166)        281,734
  Mortgage and asset-backed securities             920,536       45,693         (256)        965,973
                                            --------------   ----------   ----------    ------------
Total fixed maturities                      $    1,377,395   $   70,564   $   (7,112)   $  1,440,847
                                            ==============   ==========   ==========    ============

Equity securities                           $          386   $        -   $        -    $        386
                                            ==============   ==========   ==========    ============

DECEMBER 31, 2001
Bonds:
  United States Government and agencies .   $       91,292   $       70   $        -    $     91,362
  State, municipal and other governments            10,006          203           (1)         10,208
  Public utilities                                  21,179          652         (137)         21,694
  Corporate securities                             219,993        5,892       (1,642)        224,243
  Mortgage and asset-backed securities             288,729        2,090         (618)        290,201
                                            --------------   ----------   ----------    ------------
Total fixed maturities                      $      631,199   $    8,907   $   (2,398)   $    637,708
                                            ==============   ==========   ==========    ============

Short-term investments have been excluded from the above schedule as amortized cost approximates market value for these securities.

The carrying value and estimated market value of our portfolio of fixed maturity securities at December 31, 2002, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                                  ESTIMATED
                                                               AMORTIZED COST   MARKET VALUE
                                                               --------------   ------------
                                                                  (DOLLARS IN THOUSANDS)
Due in one year or less                                        $       10,809   $     10,500
Due after one year through five years                                  86,171         92,197
Due after five years through ten years                                116,512        126,155
Due after ten years                                                   243,367        246,022
                                                               --------------   ------------
                                                                      456,859        474,874
Mortgage and asset-backed securities                                  920,536        965,973
                                                               --------------   ------------
                                                               $    1,377,395   $  1,440,847
                                                               ==============   ============

Net unrealized investment gains on equity securities and fixed maturity securities classified as available for sale and recorded directly to stockholder's equity were comprised of the following:

                                                                     DECEMBER 31,
                                                               ------------------------
                                                                  2002          2001
                                                               ----------    ----------
                                                                (DOLLARS IN THOUSANDS)
Unrealized appreciation on fixed maturity and equity
  securities available for sale                                $   63,452    $    6,509
Adjustment for assumed changes in amortization pattern of
  deferred policy acquisition
costs                                                             (31,402)       (2,301)
Provision for deferred income taxes                               (11,218)       (1,473)
                                                               ----------    ----------
Net unrealized investment gains                                $   20,832    $    2,735
                                                               ==========    ==========

The changes in net unrealized investment gains/losses are recorded net of deferred income taxes and adjustments for assumed changes in the amortization pattern of deferred policy acquisition costs totaling $38,846,000 in 2002 and $3,869,000 in 2001. The changes in net unrealized investment gains/losses are net of deferred income taxes totaling $724,000 in 2000.

NET INVESTMENT INCOME

Components of net investment income are as follows:

                                                                     YEAR ENDED DECEMBER 31,
                                                               --------------------------------
                                                                 2002        2001        2000
                                                               --------    --------    --------
                                                                    (DOLLARS IN THOUSANDS)
Fixed maturity securities - available for sale                 $ 72,308    $ 15,345    $  3,098
Equity securities - available for sale                                3           -           -
Mortgage loans on real estate                                     4,477       1,641           -
Policy loans                                                      1,429         960           -
Short-term investments, cash and cash equivalents                 1,339         517         267
Other                                                               818       2,520           3
                                                               --------    --------    --------
                                                                 80,374      20,983       3,368
Less investment expenses                                         (1,947)       (417)        (99)
                                                               --------    --------    --------
Net investment income                                          $ 78,427    $ 20,566    $  3,269
                                                               ========    ========    ========

Other investment income in 2001 includes $2,504,000 earned in connection with the American Equity coinsurance agreement on investment income due but not yet received under the terms of the reinsurance agreement.

REALIZED AND UNREALIZED GAINS AND LOSSES

Realized gains (losses) and the change in unrealized appreciation on investments are summarized below:

                                                                     YEAR ENDED DECEMBER 31,
                                                               --------------------------------
                                                                 2002        2001        2000
                                                               --------    --------    --------
                                                                    (DOLLARS IN THOUSANDS)
REALIZED
Fixed maturities - available for sale                          $ (3,660)   $   (612)   $   (139)
Mortgage loans on real estate                                        29           -           -
Short-term investments                                                -           2           -
                                                               --------    --------    --------
Realized losses on investments                                 $ (3,631)   $   (610)   $   (139)
                                                               ========    ========    ========

UNREALIZED
Change in unrealized appreciation of fixed maturities -
  available for sale                                           $ 56,943    $  6,783    $  2,068
                                                               ========    ========    ========

An analysis of sales, maturities and principal repayments of our fixed maturities classified as available for sale portfolio is as follows:

                                                                                GROSS REALIZED   GROSS REALIZED
                                                               AMORTIZED COST        GAINS           LOSSES         PROCEEDS
                                                               --------------   --------------   --------------    ----------
                                                                                   (DOLLARS IN THOUSANDS)
YEAR ENDED DECEMBER 31, 2002
Scheduled principal repayments and calls                       $       61,514   $            -   $            -    $   61,514
Sales                                                                  47,786              667             (702)       47,751
                                                               --------------   --------------   --------------    ----------
     Total                                                     $      109,300   $          667   $         (702)   $  109,265
                                                               ==============   ==============   ==============    ==========

YEAR ENDED DECEMBER 31, 2001
Scheduled principal repayments and calls                       $       20,541   $            -   $            -    $   20,541
Sales                                                                  17,560              442           (1,054)       16,948
                                                               --------------   --------------   --------------    ----------
     Total                                                     $       38,101   $          442   $       (1,054)   $   37,489
                                                               ==============   ==============   ==============    ==========

YEAR ENDED DECEMBER 31, 2000
Scheduled principal repayments and calls                       $        2,956   $            -   $            -    $    2,956
Sales                                                                   2,004                1             (140)        1,865
                                                               --------------   --------------   --------------    ----------
     Total                                                     $        4,960   $            1   $         (140)   $    4,821
                                                               ==============   ==============   ==============    ==========

Realized losses on fixed maturities totaling $3,625,000 in 2002 were incurred as a result of writedowns for other than temporary impairment of fixed maturity securities. Approximately $3,322,000 of the realized losses in 2002 were from securities issued by or affiliated with WorldCom Inc., including $1,927,000 of losses assumed from a variable alliance partner. There were no impairments in 2001 and 2000.

Income taxes include a credit of $1,271,000 in 2002, $214,000 in 2001 and $49,000 in 2000 for the tax effect of realized gains and losses on investments.

OTHER

At December 31, 2002, affidavits of deposits covering investments with a carrying value totaling $1,549,961,000 were on deposit with state agencies to meet regulatory requirements.

At December 31, 2002, we had committed to provide additional funding for mortgage loans on real estate aggregating $19,498,000. These commitments arose in the normal course of business at terms that are comparable to similar investments.

The carrying value of investments which have been non-income producing for the twelve months preceding December 31, 2002 include fixed maturity securities totaling $60,000.

No investment in any person or its affiliates (other than bonds issued by agencies of the United States Government) exceeded ten percent of stockholder's equity at December 31, 2002.

During 2001, our parent contributed fixed maturity securities to us with a book value of $14,819,000 and fair value of $14,810,000. This capital contribution was recorded at book value. The securities were subsequently classified as available for sale and marked to market.

During 2000, we sold one fixed maturity security with an estimated fair value of $422,000 to our parent. We recognized a loss of $78,000 on the sale.

3.   FAIR VALUES OF FINANCIAL INSTRUMENTS

Statement No. 107, "Disclosures About Fair Value of Financial Instruments," requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheets, for which it is practicable to estimate value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. Statement No. 107 also excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements and allows companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented herein are limited by each of these factors and do not purport to represent our underlying value.

We used the following methods and assumptions in estimating our fair value disclosures for financial instruments.

FIXED MATURITY SECURITIES: Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using a matrix calculation assuming a spread (based on interest rates and a risk assessment of the bonds) over U. S. Treasury bonds.

EQUITY SECURITIES: The fair values for equity securities are based on quoted market prices, where available. For equity securities that are not actively traded, estimated fair values are based on values of comparable issues.

MORTGAGE LOANS ON REAL ESTATE AND POLICY LOANS: Fair values are estimated by discounting expected cash flows using interest rates currently being offered for similar loans.

CASH AND SHORT-TERM INVESTMENTS: The carrying amounts reported in the balance sheets for these instruments approximate their fair values.

REINSURANCE RECOVERABLE: Reinsurance recoverable relating to our portion of the call options used to fund index credits on the equity-indexed annuities assumed from American Equity is reported at fair value. Fair value is determined using quoted market prices. We are not required to estimate fair value for the remainder of the reinsurance recoverable balance.

ASSETS HELD IN SEPARATE ACCOUNTS: Separate account assets are reported at estimated fair value in our balance sheets.

FUTURE POLICY BENEFITS AND OTHER POLICYHOLDERS' FUNDS: Fair values of our liabilities under contracts not involving significant mortality or morbidity risks (principally deferred annuities and supplementary contracts) are estimated at cash surrender value, the cost we would incur to extinguish the liability. We are not required to estimate the fair value of our liabilities under other insurance contracts.

LIABILITIES RELATED TO SEPARATE ACCOUNTS: Separate account liabilities are estimated at cash surrender value, the cost we would incur to extinguish the liability.

The following sets forth a comparison of the fair values and carrying values of our financial instruments subject to the provisions of Statement No. 107:

                                                                                          DECEMBER 31,
                                                               ---------------------------------------------------------------
                                                                              2002                             2001
                                                               ------------------------------   ------------------------------
                                                                CARRYING VALUE    FAIR VALUE     CARRYING VALUE    FAIR VALUE
                                                               ---------------   ------------   ---------------   ------------
                                                                                     (DOLLARS IN THOUSANDS)
ASSETS
Fixed maturities - available for sale                          $     1,440,847   $  1,440,847   $       637,708   $    637,708
Equity securities - available for sale                                     386            386                 -              -
Mortgage loans on real estate                                           88,381         97,131            29,383         29,680
Policy loans                                                            23,364         28,036            23,542         25,585
Cash and short-term investments                                         36,093         36,093           173,592        173,592
Reinsurance recoverable                                                 17,176         17,176             9,007          9,007
Assets held in separate accounts                                        44,366         44,366            43,892         43,892

LIABILITIES
Future policy benefits                                         $     1,407,352   $  1,238,077   $       552,217   $    485,971
Other policyholders' funds                                              11,374         11,374            11,400         11,400
Liabilities related to separate accounts                                44,366         40,048            43,892         39,683

4.   Reinsurance

In the normal course of business, we seek to limit our exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers. Our reinsurance coverage for life insurance varies according to the age and risk classification of the insured with retention limits ranging up to $100,000 of coverage per individual life. Amounts in excess of $100,000 are ceded to our parent, Farm Bureau Life. We do not use financial or surplus relief reinsurance. Life insurance in force ceded totaled $318,399,000 (59.9% of direct life insurance in force) at December 31, 2002 and $267,443,000 (60.0% of direct life insurance in force) at December 31, 2001.

In addition to the cession of risks in excess of specific retention limits, we also have reinsurance agreements with variable alliance partners to cede a specified percentage of risks associated with variable universal life and variable annuity contracts. Under these agreements, we pay the alliance partners their reinsurance percentage of charges and deductions collected on the reinsured polices. The alliance partners in return pay us their reinsurance percentage of benefits in excess of related account balances. In addition, the alliance partners pay us an expense allowance for certain new business, development and maintenance costs on the reinsured contracts.

Reinsurance contracts do not relieve us of our obligations to policyholders. To the extent that reinsuring companies are later unable to meet obligations under reinsurance agreements, we would be liable for these obligations, and payment of these obligations could result in losses. To limit the possibility of such losses, we evaluate the financial condition of our reinsurers and monitor concentrations of credit risk. No allowance for uncollectible amounts has been established against our asset for reinsurance recoverable since none of our receivables are deemed to be uncollectible.

Certain business has been reinsured to Clarica Life Insurance Company U.S. (Clarica Life-U.S.) under an assumption reinsurance agreement. Under the agreement, Clarica Life-U.S. agreed to use its best efforts to secure appropriate policyholder and regulatory approvals to effectuate the transfer of risk from us to Clarica Life-U.S. State rules and regulations require different levels of approval with respect to such transfers. To date, we have not received appropriate policyholder and/or regulatory approval to novate all the risk under assumption reinsurance. As a result, this business has been treated as being reinsured under indemnity reinsurance arrangements for the fiscal years ended December 31, 2002, 2001 and 2000.

In total, insurance premiums and product charges have been reduced by $1,302,000 in 2002, $1,203,000 in 2001 and $1,074,000 in 2000 and insurance benefits have been reduced by $560,000 in 2002, $837,000 in 2001 and $749,000 in 2000 as a
result of cession agreements.

During 2001, we entered into a coinsurance agreement with American Equity whereby we assumed 70% of certain fixed and equity-indexed annuity business written by American Equity from August 1, 2001 to December 31, 2001 and 40% of certain annuity business written during 2002. The agreement also provides for reinsuring 40% of certain new annuity business written by American Equity during 2003. The reinsurance of the business written prior to October 1, 2001 was accounted for as the acquisition of an in force block of business on October 1, 2001. With the reinsurance of the in force block, we recorded cash and reinsurance recoverable totaling $120,391,000, deferred acquisition costs of $18,313,000 and policy liabilities of $138,704,000. Premiums collected on this assumed business, not included in revenues in the statements of income, totaled $837,925,000 in 2002 and $280,016,000 in the fourth quarter of 2001.

The equity-indexed annuity products assumed from American Equity guarantee the return of principal to the contract holder and credit amounts based on a percentage of the gain in a specified market index. A portion of the premium assumed from American Equity is invested in investment grade fixed income securities to cover our share of the minimum guaranteed value due to the contract holder at the end of the contract term. A portion of the premium received from the contract holder is used to purchase derivatives consisting of call options on the applicable market indexes to fund the index credits due to the equity-indexed annuity contract holders. As described in Note 1, "Significant Accounting Policies - Reinsurance Recoverable," the call options are purchased by and maintained on the books of American Equity and we record our proportionate share of the option value supporting the business we reinsure as reinsurance recoverable. Changes in market value of the call options, as well as option proceeds, are included as a component of derivative income (loss).

All of the call options are one-year options, the terms of which are closely matched with the equity-indexed annuity terms that define the amount of index credits payable under the contract at the next anniversary date. On the respective anniversary dates of the equity-indexed contracts, the market index used to compute the annual index credits is reset and we, through American Equity, purchase new one-year call options to fund the next annual index credit. American Equity manages the cost of these purchases through the terms of the equity-indexed annuities, which permit American Equity to change annual participation rates, asset fees, and/or caps, subject to guaranteed minimums. By reducing participation rates and caps, or increasing asset fees, American Equity can limit option costs to budgeted amounts except in cases where the minimum guarantees prevent further reductions in these contract terms.

The reserve for equity-indexed annuity contracts includes a series of embedded derivatives that represent the contact holder's right to participate in index returns over the lives of the applicable contracts. The reserve includes the value of the embedded forward options despite the fact that call options are not purchased for a period longer than the period of time to the next contract anniversary date.

Effective May 1, 2001, we entered into a coinsurance agreement with NTL whereby we assumed 90% of NTL's traditional life, universal life and annuity business in force. In addition, we assume 50% of NTL's traditional life, universal life and annuity business issued after May 1, 2001. We received investments and other assets in consideration for the policy liabilities assumed. Assets and liabilities recorded in connection with this agreement as of May 1, 2001, were as follows (dollars in thousands):

ASSETS
Investments                                          $  299,252
Cash                                                        340
Deferred policy acquisition costs                        32,539
Other assets                                              5,048
                                                     ----------
     Total                                           $  337,179
                                                     ==========

LIABILITIES
Policy liabilities and accruals                      $  324,592
Other policyholder funds                                 11,872
Other liabilities                                           715

                                                     ----------
     Total                                           $  337,179
                                                     ==========

In addition to these reinsurance assumption agreements, we also assume variable annuity business from American Equity and two other alliance partners through modified coinsurance arrangements. Variable life business is also assumed from one of these partners through a similar modified coinsurance arrangement.

Life insurance in force assumed totaled $1,999,178,000 (90.4% of total life insurance in force) at December 31, 2002 and $1,944,915,000 (91.6% of total life insurance in force) at December 31, 2001. In total, premiums and product charges assumed totaled $17,365,000 in 2002, $10,937,000 in 2001 and $102,000 in 2000.

5.   INCOME TAXES

We file a consolidated federal income tax return with FBL Financial Group, Inc. and a majority of its subsidiaries. FBL Financial Group, Inc. and its direct and indirect subsidiaries included in the consolidated federal income tax return each report current income tax expense as allocated under a consolidated tax allocation agreement. Generally, this allocation results in profitable companies recognizing a tax provision as if the individual company filed a separate return and loss companies recognizing a benefit to the extent their losses contribute to reduce consolidated taxes.

Deferred income taxes have been established based upon the temporary differences between the financial statement and income tax bases of assets and liabilities. The reversal of the temporary differences will result in taxable or deductible amounts in future years when the related asset or liability is recovered or settled.

Income tax expenses (credits) are included in the financial statements as follows:

                                                                    YEAR ENDED DECEMBER 31,
                                                              --------------------------------
                                                                2002        2001        2000
                                                              --------    --------    --------
                                                                   (DOLLARS IN THOUSANDS)
Taxes provided in statements of income:
   Current                                                    $  7,526    $  1,435    $   (482)
   Deferred                                                     (3,468)        554         408
                                                              --------    --------    --------
                                                                 4,058       1,989         (74)

Cumulative effect of change in accounting for derivative
   instruments - deferred                                            -          16           -

Taxes provided in statement of changes in stockholder's
   equity:
   Cumulative effect of change in accounting for derivative
     instruments - deferred                                          -         (16)          -
   Change in net unrealized investment gains/losses -
     deferred                                                    9,745       1,584         724
                                                              --------    --------    --------
                                                                 9,745       1,568         724
                                                              --------    --------    --------
                                                              $ 13,803    $  3,573    $    650
                                                              ========    ========    ========

The effective tax rate on income before income taxes and cumulative effect of change in accounting principle is different from the prevailing federal income tax rate as follows:

                                                                    YEAR ENDED DECEMBER 31,
                                                              --------------------------------
                                                                2002        2001        2000
                                                              --------    --------    --------
                                                                   (DOLLARS IN THOUSANDS)
Income before income taxes and cumulative effect of change
   in accounting principle                                    $ 11,885    $  5,246    $    344
                                                              ========    ========    ========

Income tax at federal statutory rate (35%)                    $  4,160    $  1,836    $    120
Tax effect (decrease) of:
   Tax-exempt dividend income                                      (69)        (51)       (217)
   Adjustment to tax-exempt dividend income                          -         160           -
   Other items                                                     (33)         44          23
                                                              --------    --------    --------
Income tax expense (benefit)                                  $  4,058    $  1,989    $    (74)
                                                              ========    ========    ========

The tax effect of temporary differences giving rise to our deferred income tax assets and liabilities is as follows:

                                                                                            DECEMBER 31,
                                                                                     ------------------------
                                                                                        2002          2001
                                                                                     ------------------------
                                                                                      (DOLLARS IN THOUSANDS)
Deferred income tax liabilities:
   Fixed maturity securities                                                         $   23,250    $    2,305
   Deferred policy acquisition costs                                                     53,743        26,896
   Other                                                                                    351           785
                                                                                     ----------    ----------
                                                                                         77,344        29,986

Deferred income tax assets:
   Future policy benefits                                                               (65,933)      (26,019)
   Recoverable from reinsurers                                                             (992)         (359)
   Transfers to separate accounts                                                          (923)       (1,109)
   Other                                                                                   (891)         (171)
                                                                                     ----------    ----------
                                                                                        (68,739)      (27,658)
                                                                                     ----------    ----------
Deferred income tax liability                                                        $    8,605    $    2,328
                                                                                     ==========    ==========

6.   CREDIT ARRANGEMENT

As an investor in the Federal Home Loan Bank (FHLB), we have the ability to borrow $7,724,000 from the FHLB at December 31, 2002. Collateral would need to be deposited with the FHLB in order to access this borrowing capacity. We did not have any borrowings on this line of credit or any collateral on deposit with the FHLB at December 31, 2002 and 2001.

7.   RETIREMENT PLANS

We participate with several affiliates in various defined benefit plans covering substantially all of our employees. The benefits of these plans are based primarily on years of service and employees' compensation. Net periodic pension cost of the plans is allocated between participants generally on a basis of time incurred by the respective employees for each employer. Such allocations are reviewed annually. Pension expense aggregated $99,000 in 2002, $115,000 in 2001 and $101,000 in 2000.

We participate with several affiliates in a 401(k) defined contribution plan which covers substantially all employees. We contribute FBL Financial Group, Inc. stock in an amount equal to 100% of an employee's contributions up to 2% of the annual salary contributed by the employee and an amount equal to 50% of an employee's contributions between 2% and 4% of the annual salary contributed by the employee. Prior to 2002, we contributed FBL Financial Group, Inc. stock in the amount equal to 50% of an employee's contributions up to 4% of the annual salary contributed by the employees. Costs are allocated among the affiliates on a basis of time incurred by the respective employees for each company. Related expense totaled $17,000 in 2002, $10,000 in 2001 and $9,000 in 2000.

In addition to benefits offered under the aforementioned benefit plans, we and several other affiliates sponsor a plan that provides group term life insurance benefits to retired full-time employees who have worked ten years and attained age 55 while in service. Postretirement benefit expense is allocated in a manner consistent with pension expense discussed above. Postretirement benefit expense aggregated $1,000 for 2002 and 2001 and $3,000 for 2000.

8.   MANAGEMENT AND OTHER AGREEMENTS

We share certain office facilities and services with the Iowa Farm Bureau Federation, the majority owner of FBL Financial Group, Inc., and its affiliated companies. These expenses are allocated on the basis of cost and time studies that are updated annually and consist primarily of rent, salaries and related expenses, travel and other operating costs.

We participate in a management agreement with FBL Financial Group, Inc., under which FBL Financial Group, Inc. provides general business, administration and management services. In addition, Farm Bureau Management

Corporation, a wholly-owned subsidiary of the Iowa Farm Bureau Federation, provides certain management services to us under a separate arrangement. We incurred related expenses totaling $384,000 in 2002, $359,000 in 2001 and $531,000 in 2000 for these services.

We have equipment and auto lease agreements with FBL Leasing Services, Inc., an indirect, wholly-owned subsidiary of FBL Financial Group, Inc. We incurred expenses totaling $82,000 during 2002, $77,000 during 2001 and $80,000 during 2000 under these agreements.

EquiTrust Investment Management Services, Inc., an indirect, wholly-owned subsidiary of FBL Financial Group, Inc., provides investment advisory services for us. The related fees are based on the level of assets under management plus certain out-of-pocket expenses. We incurred expenses totaling $1,144,000 during 2002, $262,000 during 2001 and $44,000 during 2000 relating to these services.

9.   COMMITMENTS AND CONTINGENCIES

In the normal course of business, we may be involved in litigation where amounts are alleged that are substantially in excess of contractual policy benefits or certain other agreements. At December 31, 2002, management is not aware of any claims for which a material loss is reasonably possible. Clarica Life -U.S., as part of the sale agreement for the Company, has assumed all accrued, absolute and contingent liabilities that may arise out of or related to, the business with us prior to December 30, 1997.

Effective January 1, 2001, we switched our insurance coverage for employee health and welfare claims from indemnity insurance primarily to self-insurance. However, claims in excess of self-insurance levels are fully insured. We fund insurance claims through a self-insurance trust. Deposits to the trust are made at an amount equal to our best estimate of claims incurred during the period. Accordingly, no accruals are recorded on our financial statements for unpaid claims and claims incurred but not reported. Adjustments, if any, resulting in changes in the estimate of claims incurred will be reflected in operations in the periods in which such adjustments are known.

Our parent leases its home office properties under a 15-year operating lease. Our expected share of future remaining minimum lease payments under this lease as of December 31, 2002 are as follows: 2003 - $46,000; 2004 - $48,000; 2005 -
$48,000; 2006 - $48,000; 2007 - $48,000 and thereafter, through 2013 - $277,000.
Rent expense for the lease totaled $64,000 in 2002, $62,000 in 2001 and $98,000 in 2000.

10.  STATUTORY INFORMATION

Our financial statements included herein differ from related statutory-basis financial statements principally as follows: (a) the bond portfolio is classified as available-for-sale (carried at fair value) rather than generally being carried at amortized cost; (b) acquisition costs of acquiring new business, including certain commission and expense allowances on reinsurance assumed, are deferred and amortized over the life of the policies rather than charged to operations as incurred; (c) future policy benefit reserves for participating traditional life insurance products are based on net level premium methods and guaranteed cash value assumptions which may differ from statutory reserves; (d) future policy benefit reserves for certain interest sensitive products are based on full account values, rather than discounting methodologies utilizing statutory interest rates; (e) net realized gains or losses attributed to changes in the level of market interest rates are recognized as gains or losses in the statements of income when the sale is completed rather than deferred and amortized over the remaining life of the fixed maturity security or mortgage loan; (f) the established formula-determined statutory investment reserve, changes in which are charged directly to surplus, is not recorded as a liability; (g) certain deferred income tax assets and certain other assets designated as "non-admitted assets" for statutory purposes are reported as assets rather than being charged to surplus; (h) revenues for interest sensitive and variable products consist of policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed rather than premiums received; (i) pension income or expense is recognized for all employees in accordance with Statement No. 87, "Employers' Accounting for Pensions" rather than for vested employees only; and
(j) assets and liabilities are restated to fair values when a change in ownership occurs that is accounted for as a purchase, with provisions for goodwill and other intangible assets, rather than continuing to be presented at historical cost.

Our net income (loss), as determined in accordance with statutory accounting practices, was $10,619,000 in 2002, ($23,191,000) in 2001 and ($370,000) in
2000. The net loss in 2001 is primarily attributable to the payment of ceding commissions on the NTL and American Equity coinsurance transactions. Our statutory net gain (loss) from operations, which excludes realized gains and losses, totaled $12,090,000 in 2002, ($22,537,000) in 2001 and ($291,000) in
2000. Our total statutory capital and surplus was $78,287,000 at December 31, 2002 and $43,692,000 at December 31, 2001.

Our ability to pay dividends to our parent company is restricted because prior approval of the Iowa insurance commissioner is required for payment of dividends to the stockholder which exceed an annual limitation. During 2003, we could pay dividends to our parent company of approximately $12,090,000 without prior approval of insurance regulatory authorities.

11.  SEGMENT INFORMATION

Management analyzes operations by reviewing financial information regarding products that are aggregated into three product segments. The product segments are: (1) traditional annuity, (2) traditional and universal life insurance and
(3) variable. We also have corporate capital that is aggregated into a corporate and other segment.

The traditional annuity segment consists of traditional annuities, equity-indexed annuities and supplementary contracts (some of which involve life contingencies). Traditional and equity-indexed annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Traditional annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With traditional annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees. With equity-indexed annuity products, we bear the underlying investment risk and credit interest in an amount equal to the greater of a guaranteed interest rate or a percentage of the gain in a specified market index.

The traditional and universal life insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The variable segment consists of variable universal life insurance and variable annuity contracts. These products are similar to universal life insurance and traditional annuity contracts, except the contract holder has the option to direct the cash value of the contract to a wide range of investment sub-accounts, thereby passing the investment risk to the contract holder.

The corporate and other segment consists primarily of investments and related investment income not specifically allocated to our product segments.

  Financial information concerning our operating segments is as follows:

                                                                       YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------
                                                                  2002            2001          2000
                                                              ------------    ------------    --------
                                                                       (DOLLARS IN THOUSANDS)
  Operating revenues:
    Traditional annuity                                       $     53,039    $     10,266    $  1,367
    Traditional and universal life                                  30,849          20,680           -
    Variable                                                         2,961           1,727         948
    Corporate and other                                                529           1,007       1,779
                                                              ------------    ------------    --------
                                                                    87,378          33,680       4,094
  Realized losses on investments (A)                                (3,631)           (610)       (139)
                                                              ------------    ------------    --------
    Total revenues                                            $     83,747    $     33,070    $  3,955
                                                              ============    ============    ========

  Net investment income:
    Traditional annuity                                       $     61,795    $      8,995    $  1,342
    Traditional and universal life                                  15,999          10,362           -
    Variable                                                           445             273         148
    Corporate and other                                                188             936       1,779
                                                              ------------    ------------    --------
       Total                                                  $     78,427    $     20,566    $  3,269
                                                              ============    ============    ========

   Amortization:
    Traditional annuity                                       $     (7,579)   $         70    $      5
    Traditional and universal life                                  (1,805)             (2)          -
    Variable                                                           (54)             79          77
    Corporate and other                                                (31)              7           8
                                                              ------------    ------------    --------
       Total                                                  $     (9,469)   $        154    $     90
                                                              ============    ============    ========

   Pre-tax operating income (loss):

    raditional annuity                                        $      7,163    $      1,073    $    313
    raditional and universal life                                    7,367           4,593           -
    ariable                                                             36          (1,213)     (1,609)
    orporate and other                                                 530           1,007       1,779
                                                              ------------    ------------    --------
                                                                    15,096           5,460         483
   Income taxes (credits) on operating income                       (5,182)         (2,064)         26
   Realized losses on investments, net (A)                          (2,087)           (139)        (91)
                                                              ------------    ------------    --------
    Income before cumulative effect of change in accounting
       principle                                              $      7,827    $      3,257    $    418
                                                              ============    ============    ========

  Assets:
    Traditional annuity                                       $  1,456,960    $    700,048    $ 19,639
    Traditional and universal life                                 287,424         270,924       5,687
    Variable                                                        71,930          56,891      42,934
    Corporate and other                                             12,450          13,890      28,144
                                                              ------------    ------------    --------
                                                                 1,828,764       1,041,753      96,404
  Unrealized gains (losses) on investments, net (A)                 32,050           4,208        (274)
                                                              ------------    ------------    --------
    Total assets                                              $  1,860,814    $  1,045,961    $ 96,130
                                                              ============    ============    ========

  (A) Amounts are net of adjustments, as applicable, to amortization of deferred policy acquisition costs and income taxes attributable to gains and losses on investments.

We analyze our segment results based on pre-tax operating income. Accordingly, income taxes are not allocated to the segments. In addition, operating results are analyzed net of any transactions between the segments.

Net statutory premiums collected, which include premiums collected from annuities and universal life-type products that are not included in revenues for GAAP reporting totaled $875,766,000 in 2002. Total premiums collected include $837,925,000 assumed from American Equity and $20,774,000 assumed from NTL through coinsurance agreements.

--------------------------------------------------------------------------------

APPENDIX A
--------------------------------------------------------------------------------

DEATH BENEFIT OPTIONS

    Appendix A shows examples illustrating the two death benefit options. The specified amount factor is 2.50 for an Insured Attained Age 40 or below on the date of death. For Insureds with an Attained Age over 40 on the date of death, the factor declines with age as shown in the following table.

        OPTION A EXAMPLE. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under Option A, a Policy with a Specified Amount of $50,000 will generally provide a death benefit of $50,000 plus Accumulated Value. Thus, for example, a Policy with an Accumulated Value of $5,000 will have a death benefit of $55,000 ($50,000 + $5,000); an Accumulated Value of $10,000 will provide a death benefit of $60,000 ($50,000 + $10,000). The death benefit, however, must be at least 2.50 multiplied by the Accumulated Value. As a result, if the Accumulated Value of the Policy exceeds $33,333, the death benefit will be greater than the Specified Amount plus Accumulated Value. Each additional dollar of Accumulated Value above $33,333 will increase the death benefit by $2.50. A Policy with a Specified Amount of $50,000 and an Accumulated Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 2.50); an Accumulated Value of $60,000 will provide a death benefit of $150,000 ($60,000 x 2.50).

    Similarly, any time Accumulated Value exceeds $33,333, each dollar taken out of Accumulated Value will reduce the death benefit by $2.50. If, for example, the Accumulated Value is reduced from $40,000 to $35,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $100,000 to $87,500. If at any time, however, Accumulated Value multiplied by the specified amount factor is less than the Specified Amount plus the Accumulated Value, then the death benefit will be the current Specified Amount plus Accumulated Value of the Policy.

    The specified amount factor becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than under 40), the specified amount factor would be
    1.85. The amount of the death benefit would be the sum of the Accumulated Value plus $50,000 unless the Accumulated Value exceeded $58,824 (rather than $33,333), and each dollar then added to or taken from the Accumulated Value would change the death benefit by $1.85 (rather than $2.50).

        OPTION B EXAMPLE. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under Option B, a Policy with a $50,000 Specified Amount will generally pay $50,000 in death benefits. However, because the death benefit must be equal to or be greater than 2.50 multiplied by the Accumulated Value, any time the Accumulated Value of the Policy exceeds $20,000, the death benefit will exceed the $50,000 Specified Amount. Each additional dollar added to Accumulated Value above $20,000 will increase the death benefit by $2.50. A Policy with a $50,000 Specified Amount and an Accumulated Value of $30,000 will provide death proceeds of $75,000 ($30,000 x 2.50); an Accumulated Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 2.50); an Accumulated Value of $50,000 will provide a death benefit of $125,000 ($50,000 x 2.50).

    Similarly, so long as Accumulated Value exceeds $20,000, each dollar taken out of Accumulated Value will reduce the death benefit by $2.50. If, for example, the Accumulated Value is reduced from $25,000 to $20,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $62,500 to $50,000. If at any time, however, the Accumulated Value multiplied by the specified amount factor is less than the Specified Amount, the death benefit will equal the current Specified Amount of the Policy.

    The specified amount factor becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor would be 1.85. The death proceeds would not exceed the $50,000 Specified Amount unless the Accumulated Value exceeded approximately $27,028 (rather than $20,000), and each dollar then added to or taken from the Accumulated Value would change the life insurance proceeds by $1.85 (rather than $2.50).

ATTAINED AGE             SPECIFIED AMOUNT FACTOR
40 or younger                     2.50
41                                2.43
42                                2.36
43                                2.29
44                                2.22
45                                2.15
46                                2.09
47                                2.03
48                                1.97
49                                1.91
50                                1.85
51                                1.78
52                                1.71
53                                1.64
54                                1.57
55                                1.50
56                                1.46
57                                1.42
58                                1.38
59                                1.34
60                                1.30
61                                1.28
62                                1.26
63                                1.24
64                                1.22
65                                1.20
66                                1.19
67                                1.18
68                                1.17
69                                1.16
70                                1.15
71                                1.13
72                                1.11
73                                1.09
74                                1.07
75 to 90                          1.05
91                                1.04
92                                1.03
93                                1.02
94 to 114                         1.01
115                               1.00

--------------------------------------------------------------------------------

APPENDIX B
--------------------------------------------------------------------------------

MAXIMUM SURRENDER CHARGES

    The chart below reflects the maximum surrender charge per $1,000 of Specified Amount for selected issue ages as Policy Years increase.

                        Male, Non-Tobacco
                                                                   POLICY YEAR
                        ISSUE AGE  1      2      3      4      5      6      7      8      9      10     11+
                        ---------  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
                        10          5.50   5.50   5.50   5.50   5.50   5.50   4.30   3.15   2.05   1.00   0.00
                        20          7.46   7.46   7.46   7.46   7.46   6.46   5.05   3.70   2.41   1.18   0.00
                        30         10.48  10.48  10.48  10.48   9.85   8.01   6.26   4.59   2.99   1.46   0.00
                        40         16.08  16.08  16.08  15.81  13.22  10.75   8.39   6.14   3.99   1.95   0.00
                        50         25.74  25.74  25.74  22.86  19.06  15.46  12.03   8.77   5.69   2.77   0.00
                        60         56.18  48.88  41.98  35.48  29.36  23.61  18.21  13.17   8.46   4.07   0.00
                        70         57.48  49.03  41.24  34.10  27.56  21.62  16.26  11.44   7.14   3.34   0.00
                        80         57.48  46.35  36.74  28.53  21.60  15.82  11.08   7.25   4.21   1.83   0.00

                        Male, Tobacco
                                                                   POLICY YEAR
                        ISSUE AGE  1      2      3      4      5      6      7      8      9      10     11+
                        ---------  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
                        10           N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A
                        20         12.00  12.00  12.00  10.90   9.12   7.42   5.79   4.24   2.76   1.35   0.00
                        30         17.48  17.48  16.34  13.95  11.66   9.49   7.41   5.42   3.53   1.72   0.00
                        40         27.74  26.34  22.80  19.43  16.22  13.16  10.25   7.49   4.86   2.37   0.00
                        50         44.66  39.17  33.75  28.62  23.76  19.18  14.86  10.79   6.96   3.37   0.00
                        60         57.48  49.60  42.24  35.39  29.02  23.12  17.67  12.65   8.04   3.83   0.00
                        70         57.48  48.27  39.97  32.50  25.84  19.94  14.74  10.20   6.26   2.88   0.00
                        80         57.48  45.30  35.12  26.68  19.79  14.22   9.78   6.30   3.60   1.55   0.00

                        Female, Non-Tobacco
                                                                   POLICY YEAR
                        ISSUE AGE  1      2      3      4      5      6      7      8      9      10     11+
                        ---------  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
                        10          5.30   5.30   5.30   5.30   5.30   5.15   4.03   2.95   1.92   0.94   0.00
                        20          5.66   5.66   5.66   5.66   5.66   5.66   4.69   3.44   2.24   1.10   0.00
                        30          8.04   8.04   8.04   8.04   8.04   7.37   5.76   4.22   2.75   1.34   0.00
                        40         11.98  11.98  11.98  11.98  11.84   9.63   7.52   5.50   3.58   1.75   0.00
                        50         17.96  17.96  17.96  17.96  16.44  13.34  10.40   7.60   4.93   2.40   0.00
                        60         43.60  40.26  34.72  29.46  24.49  19.79  15.34  11.15   7.20   3.49   0.00
                        70         57.48  49.61  42.25  35.38  28.99  23.06  17.59  12.56   7.96   3.78   0.00
                        80         57.48  47.51  38.62  30.77  23.90  17.97  12.92   8.67   5.15   2.29   0.00

                        Female, Tobacco
                                                                   POLICY YEAR
                        ISSUE AGE  1      2      3      4      5      6      7      8      9      10     11+
                        ---------  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
                        10           N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A
                        20          7.76   7.76   7.76   7.76   7.76   6.47   5.06   3.71   2.41   1.18   0.00
                        30         11.40  11.40  11.40  11.40   9.97   8.11   6.34   4.64   3.02   1.48   0.00
                        40         17.34  17.34  17.34  15.90  13.28  10.79   8.41   6.15   4.00   1.95   0.00
                        50         25.82  25.82  25.82  22.19  18.49  14.97  11.65   8.49   5.50   2.67   0.00
                        60         51.72  45.03  38.72  32.76  27.14  21.86  16.89  12.24   7.88   3.80   0.00
                        70         57.48  49.36  41.81  34.82  28.36  22.43  17.01  12.07   7.60   3.59   0.00
                        80         57.48  47.10  37.97  29.99  23.11  17.24  12.29   8.19   4.83   2.13   0.00

                        Unisex, Non-Tobacco
                                                                   POLICY YEAR
                        ISSUE AGE  1      2      3      4      5      6      7      8      9      10     11+
                        ---------  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
                        10          5.50   5.50   5.50   5.50   5.50   5.43   4.24   3.11   2.02   0.99   0.00
                        20          7.10   7.10   7.10   7.10   7.10   6.37   4.98   3.65   2.38   1.16   0.00
                        30          9.98   9.98   9.98   9.98   9.69   7.88   6.16   4.51   2.94   1.43   0.00
                        40         15.24  15.24  15.24  15.24  12.94  10.52   8.21   6.01   3.91   1.91   0.00
                        50         24.16  24.16  24.16  22.20  18.51  15.01  11.69   8.53   5.53   2.69   0.00
                        60         53.96  46.98  40.38  34.16  28.29  22.77  17.59  12.73   8.18   3.95   0.00
                        70         57.48  49.17  41.48  34.39  27.89  21.95  16.56  11.70   7.33   3.44   0.00
                        80         57.48  46.67  37.26  29.15  22.24  16.42  11.60   7.65   4.47   1.96   0.00

                        Unisex, Tobacco
                                                                   POLICY YEAR
                        ISSUE AGE  1      2      3      4      5      6      7      8      9      10     11+
                        ---------  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
                        10           N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A
                        20         11.14  11.14  11.14  10.61   8.88   7.23   5.64   4.13   2.69   1.32   0.00
                        30         16.26  16.26  15.85  13.53  11.32   9.20   7.19   5.26   3.42   1.67   0.00
                        40         25.60  25.32  21.92  18.68  15.59  12.66   9.86   7.20   4.68   2.28   0.00
                        50         40.68  37.18  32.05  27.19  22.60  18.25  14.15  10.28   6.64   3.22   0.00
                        60         57.48  49.70  42.42  35.62  29.28  23.38  17.91  12.86   8.20   3.92   0.00
                        70         57.48  48.56  40.46  33.12  26.52  20.61  15.35  10.70   6.62   3.07   0.00
                        80         57.48  45.95  36.14  27.88  20.98  15.30  10.69   6.98   4.05   1.76   0.00

                                     PART C
                               OTHER INFORMATION

ITEM 27.  EXHIBITS


a.    Certified Resolution of the Board of Directors of the Company
      establishing the Variable Account.(1)
b.    None.
c.    (1)     Underwriting Agreement.(3)
      (2)     Form of Sales Agreement.(1)
      (3)     Form of Wholesaling Agreement.(1)
      (4)     Paying Agent Agreement(3)
d.    (1)     Policy Form.(1)
      (2)     Universal Cost of Living Increase Rider.(6)
      (3)     Universal Waiver of Charges Rider.(6)
      (4)     Universal Adult Term Life Insurance Rider.(6)
      (5)     Universal Children's Term Insurance Rider.(6)
      (6)     Death Benefit Guarantee Rider(2)
      (7)     Universal Guaranteed Insurance Option Rider.(6)
e.    (1)     Application Form.(1)
      (2)     Suitability Supplement.(6)
f.    (1)     Certificate of Incorporation of the Company.(1)
      (2)     By-Laws of the Company.(1)
g.    (1)     Reinsurance Agreement between EquiTrust Life Insurance
              Company and Gerling Global Life Reinsurance Company.(6)
      (2)     Reinsurance Agreement between EquiTrust Life Insurance
              Company and Business Men's Assurance Company of America.(6)
h.    (1)     Participation Agreement relating to Equitrust Variable
              Insurance Series Fund.(1)
      (1)(a)  Amended Schedule to Participation Agreement.(4)
      (2)     Participation Agreement relating to Dreyfus Funds.(1)
      (2)(a)  Amended Schedule to Participation Agreement.(4)
      (3)     Participation Agreement relating to T. Rowe Price Equity
              Series, Inc. Fund and T. Rowe Price International Series,
              Inc.(1)
      (4)     Form of Participation Agreement relating to American Century
              Funds.(4)
      (5)     Participation Agreement relating to Fidelity Variable
              Insurance Products Funds.(4)
      (6)     Participation Agreement relating to Franklin Templeton
              Funds.(4)
      (7)     Participation Agreement relating to JP Morgan Series Trust
              II.(4)
      (8)     Participation Agreement relating to Summit Pinnacle
              Series.(4)
i.    None.
j.    None.
k.    Opinion and Consent of Stephen M. Morain, Esquire.(6)
l.    Opinion and Consent of Christopher G. Daniels, FSA, MAAA, Life
      Product Development and Pricing Vice President.(6)
m.    None.
n.    (1)     Consent of Ernst & Young LLP(6)
      (2)     Consent of Sutherland Asbill & Brennan LLP(6)
o.    Financial Statement Schedules.(6)
      Schedule I -- Summary of Investments
      Schedule III -- Supplementary Insurance Information
      Schedule IV -- Reinsurance
      All other schedules for which provision is made in the applicable accounting regulation of the Securities and Exchange Commission are not required under the related instructions or are inapplicable and therefore have been omitted.
p.    None.

q. Memorandum describing the Company's issuance, transfer and redemption procedures for the Policy.(1)

(1) Incorporated herein by reference to the Initial Filing of the Registration Statement on Form S-6 (File No. 333-62221) filed with the Securities and Exchange Commission on August 25, 1998.

(2) Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form S-6 (File No. 333-62221) filed with the Securities and Exchange Commission on February 26, 2001.

(3) Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form S-6 (File No. 333-45813) filed with the Securities and Exchange Commission on April 26, 2001.

(4) Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form S-6 (File No. 333-45813) filed with the Securities and Exchange Commission on September 27, 2001.

(5) Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form S-6 (File No. 333-45813) filed with the Securities and Exchange Commission on April 29, 2002.


(6) Filed herein.


ITEM 28.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

    The principal business address of each person listed, unless otherwise indicated, is 5400 University Avenue, West Des Moines, Iowa 50266. The principal occupation shown reflects the principal employment of each individual during the past five years.

NAME AND PRINCIPAL BUSINESS
ADDRESS*                        POSITIONS AND OFFICES
Steve L. Baccus                 Director
Craig D. Hill                   Director
Howard D. Poulson               Director
Craig A. Lang                   President and Director
William J. Oddy                 Chief Executive Officer and Director
Jerry C. Downin                 Senior Vice President, Secretary--Treasurer and Director
Stephen M. Morain               Senior Vice President and General Counsel
JoAnn Rumelhart                 Executive Vice President and General Manager
James W. Noyce                  Chief Financial Officer and Chief Administrative Officer
John M. Paule                   Chief Marketing Officer
James P. Brannen                Vice President--Finance
Thomas E. Burlingame            Vice President--Associate General Counsel
Doug Gumm                       Vice President--Information Technology
Barbara J. Moore                Vice President
Lou Ann Sandburg                Vice President--Investments and Assistant Treasurer
Bob Gray                        Vice President--Agency Development and Training
Paul Grinvalds                  Vice President--Life Administration

NAME AND PRINCIPAL BUSINESS
ADDRESS*                        POSITIONS AND OFFICES
Dennis M. Marker                Vice President--Investment Administration
Thomas L. May                   Vice President--Alliance Marketing
James M. Mincks                 Vice President--Human Resources
James A. Pugh                   Vice President--Assistant General Counsel
Roland Schobert                 Vice President--Agency
Don Seibel                      Vice President--Accounting
Scott Shuck                     Vice President--Marketing Services
Jim Streck                      Vice President--Life Underwriting/Issue/Alliance Administration
Lynn E. Wilson                  Vice President--Life Sales
Christopher G. Daniels          Life Product Development and Pricing Vice President, Illustration
                                  Actuary
Charles T. Happel               Securities Vice President
James E. McCarthy               Trust Sales Vice President
Robert J. Rummelhart            Investment Vice President
Jan Sewright                    Insurance Accounting Vice President
Douglas V. Shelton              Tax Vice President
Roger PJ Soener                 Investment Vice President, Real Estate
Blake D. Weber                  Sales Services Vice President
Rod Bubke                       Appointed Actuary

    * The principal business address of all persons listed, unless otherwise indicated, is 5400 University Avenue, West Des Moines, Iowa 50266.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company's outstanding voting common stock is owned by Farm Bureau Life Insurance Company which is owned by FBL Financial Group, Inc. This Company and its affiliates are described more fully in the Prospectus and Statement of Additional Information included in this registration statement. Various companies and other entities controlled by FBL Financial Group, Inc., may therefore be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of the owners of their common stock (where applicable), are set forth on the following diagram.

SEE ORGANIZATION CHART ON FOLLOWING PAGE

                           FBL FINANCIAL GROUP, INC.
                                OWNERSHIP CHART

                                                         FBL Financial
                                                          Group, Inc.
                                                            (an Iowa
                                                          corporation)
                                                               /
                ----------------------------------------------
                      /               /               /
                 Farm Bureau    FBL Financial        FBL
                Life Insurance  Group Capital     Financial
                   Company          Trust       Services, Inc.
                   (an Iowa       (a wholly-       (an Iowa
                 corporation)       owned        corporation)
                  a wholly-      subsidiary)      (a wholly-
                    owned                           owned
                 subsidiary)                     subsidiary)
                      /                               /
----------------------------------------------        /
      /               /               /               /
  EquiTrust          FBL          Western AG          /
Life Insurance   Real Estate      Insurance           /
   Company      Ventures, Ltd.   Agency, Inc.         /
   (an Iowa        (an Iowa      (an Arizona          /
 corporation)    corporation)    corporation)         /
  (a wholly-      (a wholly-         (20%             /
    owned           owned         ownership)          /
 subsidiary)     subsidiary)                          /
                                                      /
                                                --------------------------------------------------------------------------------
                                                      /               /               /                /                /
                                                     FBL             FBL          EquiTrust        EquiTrust        EquiTrust
                                                   Leasing        Insurance       Investment         Market          Assigned
                                                Services, Inc.    Brokerage,      Management     Services, LLC       Benefit
                                                   (an Iowa          Inc.       Services, Inc.    (a Delaware        Company
                                                 corporation)      (an Iowa      (a Delaware        limited          (an Iowa
                                                  (a wholly-     corporation)    corporation)      liability       corporation)
                                                    owned         (a wholly-          (a            company)        (a wholly-
                                                 subsidiary)        owned       wholly-owned)   (a wholly- owned      owned
                                                                 subsidiary)      subsidiary      subsidiary)      subsidiary)
                                                                                      .
                                                                                      .
                                                                ................................................
                                                                      .               .                .
                                                                  EquiTrust       EquiTrust        EquiTrust
                                                                 Series Fund,    Money Market     Variable Ins
                                                                     Inc.            Fund         Series Fund
                                                                 (a Maryland     (a Maryland    (a Massachusetts
                                                                 corporation)    corporation)   business trust)

----------------------------------
..... Management Agreement

ITEM 30.  INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31.  PRINCIPAL UNDERWRITER

(a) EquiTrust Marketing Services, LLC is the registrant's principal underwriter and also serves as the principal underwriter to EquiTrust Life Annuity Account, EquiTrust Life Annuity Account II and EquiTrust Life Variable Account II, and the separate accounts of Farm Bureau Life Insurance Company, an affiliate of the Company, including Farm Bureau Life Annuity Account and Farm Bureau Life Variable Account.

(b) Officers and Managers of EquiTrust Marketing Services, LLC


NAME AND PRINCIPAL BUSINESS
ADDRESS*                        POSITIONS AND OFFICES
Lynn E. Wilson                  President and Manager
William J. Oddy                 Chief Executive Officer and Manager
James P. Brannen                Chief Financial Officer and Manager
Jo Ann Rumelhart                Executive Vice President and Manager
Stephen M. Morain               Senior Vice President, General Counsel and Manager
James W. Noyce                  Chief Administrative Officer, Treasurer and Manager
John M. Paule                   Chief Marketing Officer and Manager
Lou Ann Sandburg                Vice President--Investments, Assistant Treasurer and Manager
Dennis M. Marker                Vice President--Investment Administration and Manager
Robert A. Simons                Senior Counsel--Investments
Robert J. Rummelhart            Investment Vice President
Charles T. Happel               Securities Vice President
Kristi Rojohn                   Investment Compliance Vice President and Secretary
Julie M. McGonegle              Investment Product Vice President
Deborah K. Peters               Director of Broker/Dealer and Market Conduct Compliance
Susan M. Coombs                 Mutual Fund Accounting Director
Laura Kellen Beebe              Sr. Portfolio Manager--Taxable Securities
Doug Higgins                    Sr. Portfolio Manager

NAME AND PRINCIPAL BUSINESS
ADDRESS*                        POSITIONS AND OFFICES
Herman Riva                     Sr. Portfolio Manager
Barbara A. Bennett              Treasury Administrator
Larry J. Patterson              Vice President
Thomas J. Faulconer             Indiana OSJ Principal
Rebecca Howe                    Assistant Secretary


    * The principal business address of all of the persons listed above is 5400 University Avenue, West Des Moines, Iowa 50266.

(c) Compensation from the Registrant


                                                                    (3)
                  (1)                           (2)           COMPENSATION ON
                NAME OF                   NET UNDERWRITING  EVENTS OCCASIONING       (4)          (5)
               PRINCIPAL                   DISCOUNTS AND    THE DEDUCTION OF A    BROKERAGE      OTHER
              UNDERWRITER                   COMMISSIONS     DEFERRED SALES LOAD  COMMISSIONS  COMPENSATION
EquiTrust Marketing Services, LLC              NA                NA               $791,566        NA


ITEM 32.  LOCATION OF BOOKS AND RECORDS

All of the accounts, books, records or other documents required to be kept by
Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the Company at 5400 University Avenue, West Des Moines, Iowa 50266.

ITEM 33.  MANAGEMENT SERVICES

All management contracts are discussed in Part A or Part B of this registration statement.

ITEM 34.  FEE REPRESENTATION

The Company represents that the aggregate charges under the Policies are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant, EquiTrust Life Variable Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of West Des Moines, State of Iowa, on the 25th day of April, 2003.


                                EQUITRUST LIFE VARIABLE ACCOUNT

                                By:              /s/ CRAIG A. LANG
                                     -----------------------------------------
                                                   Craig A. Lang
                                                     PRESIDENT
                                          EquiTrust Life Insurance Company

                                EQUITRUST LIFE INSURANCE COMPANY

                                By:              /s/ CRAIG A. LANG
                                     -----------------------------------------
                                                   Craig A. Lang
                                                     PRESIDENT
                                          EquiTrust Life Insurance Company

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities indicated on the dates set forth below.


          SIGNATURE                       TITLE                    DATE
          ---------                       -----                    ----

      /s/ CRAIG A. LANG         President and Director
------------------------------    [Principal Executive        April 25, 2003
        Craig A. Lang             Officer]

                                Senior Vice President,
     /s/ JERRY C. DOWNIN          Secretary-Treasurer and
------------------------------    Director [Principal         April 25, 2003
       Jerry C. Downin            Financial Officer]

                                Chief Financial Officer
      /s/ JAMES W. NOYCE          and Chief Administrative
------------------------------    Officer [Principal          April 25, 2003
        James W. Noyce            Accounting Officer]

              *
------------------------------  Director                      April 25, 2003
       Steve L. Baccus

              *
------------------------------  Director                      April 25, 2003
        Craig D. Hill

              *
------------------------------  Director                      April 25, 2003
      Howard D. Poulson

              *
------------------------------  Chief Executive Officer       April 25, 2003
       William J. Oddy            and Director


*By     /s/ STEPHEN M. MORAIN
      -------------------------
          Stephen M. Morain
          ATTORNEY-IN-FACT,
        PURSUANT TO POWER OF
              ATTORNEY.